    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 12, 2001
                                                     REGISTRATION NOS. 333-74337
                                                                        811-9259
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ---------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                         UNDER THE SECURITIES ACT OF 1933             [X]
                           PRE-EFFECTIVE AMENDMENT NO.                [ ]
                         POST-EFFECTIVE AMENDMENT NO. 2               [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                    ACT OF 1940                       [X]
                                 AMENDMENT NO. 3                      [X]

                              ---------------------

                     MORGAN STANLEY TOTAL MARKET INDEX FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
        FORMERLY NAMED MORGAN STANLEY DEAN WITTER TOTAL MARKET INDEX FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:

                             STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.


 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


                      immediately upon filing pursuant to paragraph (b)
               -----
                 X    on October 15, 2001 pursuant to paragraph (b)
               -----
                      60 days after filing pursuant to paragraph (a)
               -----
                      on (date) pursuant to paragraph (a) of rule 485.
               -----

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

[GRAPHIC OMITTED] Morgan Stanley




Morgan Stanley Total Market Index Fund


A mutual fund that seeks to provide
investment results that, before
expenses, correspond to the total
return of the U.S. stock market as
measured by the Wilshire 5000 Total
Market Index


[GRAPHIC OMITTED]



                                                  Prospectus    October 15, 2001






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVE ..........................................1

                            PRINCIPAL INVESTMENT STRATEGIES ...............................1

                            PRINCIPAL RISKS ...............................................2

                            PAST PERFORMANCE ..............................................3

                            FEES AND EXPENSES .............................................4

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ....................5

                            ADDITIONAL RISK INFORMATION ...................................6

                            FUND MANAGEMENT ...............................................6


Shareholder Information     PRICING FUND SHARES ...........................................8

                            HOW TO BUY SHARES .............................................8

                            HOW TO EXCHANGE SHARES .......................................10

                            HOW TO SELL SHARES ...........................................11

                            DISTRIBUTIONS ................................................13

                            TAX CONSEQUENCES .............................................14

                            SHARE CLASS ARRANGEMENTS .....................................15


Financial Highlights         .............................................................23


Morgan Stanley Funds         ............................................. INSIDE BACK COVER



                  THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]

    INVESTMENT OBJECTIVE
------------------------

Morgan Stanley Total Market Index Fund seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Wilshire 5000 Total Market Index.



[GRAPHIC OMITTED]


    PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------

The Wilshire 5000 Total Market Index consists of substantially all of the stocks which are actively traded in the U.S. (currently, more than 7,000). The Index consists of large capitalization, mid-capitalization and small capitalization stocks. Because the Index is market capitalization weighted, currently large cap stocks in the Index represent approximately two thirds of its value. The Index may include some foreign companies. The Fund will normally invest at least 80% of its total assets in stocks included in the Index.


Not all stocks in the Index are purchased because of the practical difficulties and expense of purchasing and selling over 7,000 stocks. Instead, statistical sampling is used in an attempt to recreate the Index in terms of industry, size, dividend yield and other characteristics. For example, if technology stocks make up 20% of the entire market capitalization of the Index, the Fund would seek to invest approximately 20% of its assets in certain technology stocks which, in the aggregate, are believed to be representative of the technology stocks in the Index. The Fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization).

The inclusion of a stock in the Index is in no way an endorsement by Wilshire Associates of the stock as an investment, nor is Wilshire Associates a sponsor of the Fund or in any way affiliated with it.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Fund may invest in options and futures contracts and may make temporary investments in money market instruments to manage cash flows into and out of the Fund.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]

    PRINCIPAL RISKS
-------------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. The Investment Manager seeks a correlation over the long term between the Fund, before expenses, and the Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund's ability to achieve its goal may be adversely affected by changes in the composition of the Index. In addition, the Fund's ability to achieve the desired correlation will depend upon the success of the statistical sampling utilized by the Investment Manager and the Investment Manager's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Fund's investments).

Other Risks. The Fund may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures and foreign securities investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]


    PAST PERFORMANCE
--------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares for the past calendar year.
(end sidebar)



[GRAPHIC OMITTED]


ANNUAL TOTAL RETURN -- CALENDAR YEAR

   YEAR                  2000
   PERCENTAGE          -11.65%


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2001 was --21.46%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.15% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was --10.04% (quarter ended December 31, 2000).

(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)


                 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)




                                                          LIFE OF FUND
                                         PAST 1 YEAR     (SINCE 9/28/99)
  Class A                                 -15.63%            -0.35  %
  Class B                                 -16.07%             0.06   %
  Class C                                 -12.53%             3.22   %
  Class D                                 -10.69%             4.33   %
  Wilshire 5000 Total Market Index1       -10.89%             4.37   %



 (1) The Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities and is the best measure of the entire U.S. stock market. Over 7,000 capitalization weighted security returns are used to adjust the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

    FEES AND EXPENSES
---------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)



(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal period ended July 31, 2001.
(end sidebar)



                                                      CLASS A      CLASS B      CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)      None         None        None
--------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)       5.00%(3)     1.00%(4)    None
--------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
  Management fee                                      0.40%         0.40%        0.40%       0.40%
--------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.21%         1.00%        1.00%       None
--------------------------------------------------------------------------------------------------
  Other expenses                                      0.20%         0.20%        0.20%       0.20%
--------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses5               0.81%         1.60%        1.60%       0.60%
--------------------------------------------------------------------------------------------------


1  Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4  Only applicable if you sell your shares within one year after purchase.


5 The fees and expenses disclosed above do not reflect that under its Investment Management Agreement with the Fund, the Investment Manager assumes the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------  ----------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------  ----------------------------------------------
 Class A       $603        $770      $  951       $1,474       $603        $770        $951      $1,474
----------------------------------------------------------  ----------------------------------------------
 Class B       $663        $805      $1,071       $1,900       $163        $505        $871      $1,900
----------------------------------------------------------  ----------------------------------------------
 Class C       $263        $505      $  871       $1,900       $163        $505        $871      $1,900
----------------------------------------------------------  ----------------------------------------------
 Class D       $ 61        $192      $  335       $  750       $ 61        $192        $335      $  750
----------------------------------------------------------  ----------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.



[GRAPHIC OMITTED]

    ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Options and Futures. The Fund may invest in put and call options and futures contracts. Options and futures may be used to assist in seeking performance that corresponds to the performance of the Wilshire 5000 Total Market Index and/or to assist in managing cash flows into and out of the Fund. Presently, there are no options and futures on the Wilshire 5000 Total Market Index; however, the Fund may use options and futures on other indexes that represent a portion of the securities contained in the Wilshire 5000 Total Market Index.

Temporary Investments. The Fund also may invest up to 20% of its assets temporarily in money market instruments when the Fund has received cash from the sale of its shares pending investment of the cash, and to have investments that are easily converted to cash to pay Fund shareholders who sell (redeem) Fund shares.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]


    ADDITIONAL RISK INFORMATION
-------------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Options and Futures. Risks inherent in the use of options and futures may include the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities owned by the Fund or movements in the Wilshire 5000 Total Market Index (or any other underlying index), and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


Foreign Securities. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.




[GRAPHIC OMITTED]

     FUND MANAGEMENT
--------------------


(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of August 31, 2001.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, New York 10020.

The Fund is managed by the Core Growth team and the International Allocation team. The Core Growth team currently includes Kevin Jung, a Vice President of the Investment Manager, and the International Allocation team currently includes Sherri Cohen, a Vice President of the Investment Manager, respectively.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended July 31, 2001 the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets. The Investment Manager has agreed under its Management Agreement with the Fund to assume Fund operating expenses (except for brokerage and 12b-1 fees) to the extent that such operating expenses exceed 0.50% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if "other expenses" are 0.25% of the Fund's average daily net assets, the investment management fee rate paid by the Fund equals 0.25% of the Fund's average daily net assets. If in the future "other expenses" decline to 0.15% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.35% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]


    PRICING FUND SHARES
---------------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

    HOW TO BUY SHARES
--------------------------


(sidebar)
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                           MINIMUM INVESTMENT
                                                        ------------------------
INVESTMENT OPTIONS                                       INITIAL    ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                        $1,000      $  100
--------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs          $1,000      $  100
                                    Education IRAs        $  500      $  100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                   $  100*     $  100*
--------------------------------------------------------------------------------


(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


*   Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.



Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


 o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


 o Make out a check for the total amount payable to: Morgan Stanley Total Market Index Fund.


 o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

    HOW TO EXCHANGE SHARES
--------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanely Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]

    HOW TO SELL SHARES
----------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS             PROCEDURES
--------------------------------------------------------------------------------------------------------------
 Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
 Financial Advisor  financial representative.
                    --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]   Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------

OPTIONS           PROCEDURES
---------------------------------------------------------------------------------------------------------------------
 By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED] o  your account number;
                  o  the name of the Fund;
                  o  the dollar amount or the number of shares you wish to sell;
                  o  the Class of shares you wish to sell; and
                  o  the signature of each owner as it appears on the account.
                  ---------------------------------------------------------------------------------------------------
                  If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact
                  Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                  ---------------------------------------------------------------------------------------------------
                  Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ 07303.
                  If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                  ---------------------------------------------------------------------------------------------------
                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------------------------------------------------------------------------------------------------------------
 Systematic       If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
 Withdrawal Plan  least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED] of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                  ---------------------------------------------------------------------------------------------------
                  Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                  section of this Prospectus.
                  ---------------------------------------------------------------------------------------------------
                  To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

12
----                                                                     ----

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]


    DISTRIBUTIONS
------------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from temporary investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

     TAX CONSEQUENCES
---------------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

 o   The Fund makes distributions; and


 o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of (approximately 31% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

     SHARE CLASS ARRANGEMENTS
-----------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------------------------------------
    A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                     0.25%
--------------------------------------------------------------------------------------------------------------
    B     Maximum 5.0% CDSC during the first year decreasing to 0% after six years.              1.00%
--------------------------------------------------------------------------------------------------------------
    C     1.0% CDSC during first year                                                            1.00%
--------------------------------------------------------------------------------------------------------------
    D     None                                                                                    None
--------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)



                                                    FRONT-END SALES CHARGE
                                       -----------------------------------------------
                                       PERCENTAGE OF PUBLIC     APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE        OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
  Less than $25,000                          5.25%                     5.54%
  $25,000 but less than $50,000              4.75%                     4.99%
  $50,000 but less than $100,000             4.00%                     4.17%
  $100,000 but less than $250,000            3.00%                     3.09%
  $250,000 but less than $500,000            2.50%                     2.56%
  $500,000 but less than $1 million          2.00%                     2.04%
  $1 million and over                           0                         0


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

 o   A single account (including an individual, trust or fiduciary account).

 o Family member accounts (limited to husband, wife and children under the age of 21).

 o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

 o   Tax-exempt organizations.

 o   Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

 o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


 o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

 o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

 o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or
     (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

 o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

 o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and
     (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

 o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.


 o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


                                           CDSC AS A PERCENTAGE
  YEAR SINCE PURCHASE PAYMENT MADE          OF AMOUNT REDEEMED
------------------------------------------------------------------
  First                                            5.0%
------------------------------------------------------------------
  Second                                           4.0%
------------------------------------------------------------------
  Third                                            3.0%
------------------------------------------------------------------
  Fourth                                           2.0%
------------------------------------------------------------------
  Fifth                                            2.0%
------------------------------------------------------------------
  Sixth                                            1.0%
------------------------------------------------------------------
  Seventh and thereafter                           None
------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

 o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


 o   Sales in connection with the following retirement plan "distributions":
     (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2);
     (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

 o Sales of shares held for you as a participant in a Morgan Stanley Eligible Plan.


 o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

 o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

 o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

 o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

 o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).


 o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


 o   Certain unit investment trusts sponsored by Morgan Stanley DW.


 o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.


 o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series account.

A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares#
--------------------------------------------------------------------------------------------
                                                                           FOR THE PERIOD
                                                        FOR THE YEAR     SEPTEMBER 28, 1999*
                                                           ENDED               THROUGH
                                                       JULY 31, 2001        JULY 31, 2000
--------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
   Net asset value, beginning of period                    $11.38              $10.00
--------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
   Net investment income                                     0.06                0.06
--------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                  (1.74)               1.34
--------------------------------------------------------------------------------------------
   Total income (loss) from investment operations           (1.68)               1.40
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS FROM NET REALIZED GAINS                    --               (0.02)
--------------------------------------------------------------------------------------------
   Net asset value, end of period                           $9.70              $11.38
--------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             (14.76)%             13.99%(1)
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
--------------------------------------------------------------------------------------------
   Expenses                                                  0.71%               0.75%(2)
--------------------------------------------------------------------------------------------
   Net investment income                                     0.58%               0.58%(2)
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands                $16,678             $22,895
--------------------------------------------------------------------------------------------
   Portfolio turnover rate                                      7%                  2%(1)
--------------------------------------------------------------------------------------------



*     Commencement of operations.

# The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.81% and 0.48%, respectively, for the year ended July 31, 2001, and 0.90% and 0.43%, respectively, for the period ended July 31, 2000.

Class B Shares#
--------------------------------------------------------------------------------------------
                                                                           FOR THE PERIOD
                                                        FOR THE YEAR     SEPTEMBER 28, 1999*
                                                           ENDED               THROUGH
                                                       JULY 31, 2001        JULY 31, 2000
--------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------
   Net asset value, beginning of period                    $11.31              $10.00
--------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
   Net investment loss                                      (0.02)              (0.02)
--------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                  (1.73)               1.35
--------------------------------------------------------------------------------------------
   Total income (loss) from investment operations           (1.75)               1.33
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS FROM NET REALIZED GAINS                    --               (0.02)
--------------------------------------------------------------------------------------------
   Net asset value, end of period                           $9.56              $11.31
--------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             (15.47)%             13.29%(1)
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
--------------------------------------------------------------------------------------------
   Expenses                                                  1.50%               1.50%(2)
--------------------------------------------------------------------------------------------
   Net investment (loss)                                    (0.21)%             (0.17)%(2)
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands               $290,758           $ 356,899
--------------------------------------------------------------------------------------------
   Portfolio turnover rate                                      7%                  2%(1)
--------------------------------------------------------------------------------------------



*     Commencement of operations.

#    The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
      (loss) ratios would have been 1.60% and (0.31)%, respectively, for the year ended July 31, 2001, and 1.65% and (0.32)%, respectively, for the period ended July 31, 2000.

Class C Shares#
--------------------------------------------------------------------------------------------
                                                                           FOR THE PERIOD
                                                        FOR THE YEAR     SEPTEMBER 28, 1999*
                                                           ENDED               THROUGH
                                                       JULY 31, 2001        JULY 31, 2000
--------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------
   Net asset value, beginning of period                    $11.31              $10.00
--------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
   Net investment loss                                      (0.02)              (0.02)
--------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                  (1.73)               1.35
--------------------------------------------------------------------------------------------
   Total income (loss) from investment operations           (1.75)               1.33
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS FROM NET REALIZED GAINS                    --               (0.02)
--------------------------------------------------------------------------------------------
   Net asset value, end of period                           $9.56              $11.31
--------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             (15.47)%             13.29%(1)
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
--------------------------------------------------------------------------------------------
   Expenses                                                  1.50%               1.50%(2)
--------------------------------------------------------------------------------------------
   Net investment (loss)                                    (0.21)%             (0.17)%(2)
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands                $35,607             $43,901
--------------------------------------------------------------------------------------------
   Portfolio turnover rate                                      7%                  2%(1)
--------------------------------------------------------------------------------------------



*     Commencement of operations.

# The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
      (loss) ratios would have been 1.60% and (0.31)%, respectively, for the year ended July 31, 2001, and 1.65% and (0.32)%, respectively, for the period ended July 31, 2000.

Class D Shares#
--------------------------------------------------------------------------------------------
                                                                           FOR THE PERIOD
                                                        FOR THE YEAR     SEPTEMBER 28, 1999*
                                                           ENDED               THROUGH
                                                       JULY 31, 2001        JULY 31, 2000
--------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------
   Net asset value, beginning of period                    $11.41              $10.00
--------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
   Net investment income                                     0.08                0.08
--------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                  (1.75)               1.35
--------------------------------------------------------------------------------------------
   Total income (loss) from investment operations           (1.67)               1.43
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS FROM NET REALIZED GAINS                    --               (0.02)
--------------------------------------------------------------------------------------------
   Net asset value, end of period                           $9.74              $11.41
--------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             (14.64)%             14.30%(1)
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3)(4):
--------------------------------------------------------------------------------------------
   Expenses                                                  0.50%               0.50%(2)
--------------------------------------------------------------------------------------------
   Net investment income                                     0.79%               0.83%(2)
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands                 $7,329              $3,628
--------------------------------------------------------------------------------------------
   Portfolio turnover rate                                      7%                  2%(1)
--------------------------------------------------------------------------------------------



*     Commencement of operations.

# The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
      (loss) ratios would have been 0.60% and 0.69%, respectively, for the year ended July 31, 2001, and 0.65% and 0.68%, respectively, for the period ended July 31, 2000.

Notes


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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                                                                              27

Notes


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Morgan Stanley Funds
--------------------------------------------------------------------------------

 O   GLOBAL/INTERNATIONAL FUNDS

     Competitive Edge Fund - "Best Ideas" Portfolio

     European Growth Fund

     Fund of Funds - International Portfolio

     Global Dividend Growth Securities

     Global Utilities Fund

     International Fund

     International SmallCap Fund

     International Value Equity Fund

     Japan Fund

     Latin American Growth Fund

     Pacific Growth Fund


 O   GROWTH FUNDS


     21st Century Trend Fund

     Aggressive Equity Fund

     All Star Growth Fund

     American Opportunities Fund

     Capital Growth Securities


     Developing Growth Securities Trust


     Financial Services Trust

     Growth Fund

     Health Sciences Trust

     Information Fund

     KLD Social Index Fund

     Market Leader Trust

     Mid-Cap Equity Trust


     Mid-Cap Value Fund


     Nasdaq-100 Index Fund

     Natural Resource Development
     Securities

     New Discoveries Fund

     Next Generation Trust

     Small Cap Growth Fund

     Special Value Fund

     Tax-Managed Growth Fund

     Technology Fund


 O   GROWTH + INCOME FUNDS


     Balanced Growth Fund

     Balanced Income Fund

     Convertible Securities Trust

     Dividend Growth Securities

     Equity Fund

     Fund of Funds - Domestic Portfolio

     Income Builder Fund

     Real Estate Fund

     S&P 500 Index Fund

     S&P 500 Select Fund

     Strategist Fund

     Total Market Index Fund

     Total Return Trust

     Utilities Fund

     Value Fund

     Value-Added Market Series/
     Equity Portfolio

 O   INCOME FUNDS


     Diversified Income Trust

     Federal Securities Trust

     High Yield Securities

     Intermediate Income Securities


     Liquid Asset Fund(MM)

     North American Government
     Income Trust

     Short-Term Bond Fund(NL)


     Short-Term U.S. Treasury Trust


     U.S. Government Money Market Trust(MM)


     U.S. Government Securities Trust


 O   TAX-FREE INCOME FUNDS



     California Tax-Free Daily Income Trust(MM)


     California Tax-Free Income Fund


     Hawaii Municipal Trust(FSC)

     Limited Term Municipal Trust(NL)

     Multi-State Municipal Series Trust(FSC)

     New York Municipal Money Market Trust(MM)


     New York Tax-Free Income Fund

     Tax-Exempt Securities Trust


     Tax-Free Daily Income Trust(MM)


--------------------------------------------------------------------------------

  There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.


  Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

STATEMENT OF ADDITIONAL INFORMATION
October 15, 2001



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated October 15, 2001) for the Morgan Stanley Total Market Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley Total Market Index Fund
c/o Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:


                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:


 Class A:               TMIAX
------------------------------
 Class B:               TMIBX
------------------------------
 Class C:               TMICX
------------------------------
 Class D:               TMIDX
------------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9259)


                                            Morgan Stanley

Morgan Stanley
Total Market Index Fund

A mutual fund that seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Wilshire 5000 Total Market Index

[GRAPHIC OMITTED]


                                           Prospectus    October 15, 2001

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History .....................................................   4
II.   Description of the Fund and Its Investments and Risks ............   4
        A. Classification ..............................................   4
        B. Investment Strategies and Risks .............................   4
        C. Fund Policies/Investment Restrictions .......................  11
III.  Management of the Fund ...........................................  12
        A. Board of Trustees ...........................................  12
        B. Management Information ......................................  13
        C. Compensation ................................................  17
IV.   Control Persons and Principal Holders of Securities ..............  19
V.    Investment Management and Other Services .........................  19
        A. Investment Manager ..........................................  19
        B. Principal Underwriter .......................................  20
        C. Services Provided by the Investment Manager .................  20
        D. Dealer Reallowances .........................................  21
        E. Rule 12b-1 Plan .............................................  21
        F. Other Service Providers .....................................  25
        G. Codes of Ethics .............................................  26
VI.   Brokerage Allocation and Other Practices .........................  26
        A. Brokerage Transactions ......................................  26
        B. Commissions .................................................  26
        C. Brokerage Selection .........................................  27
        D. Directed Brokerage ..........................................  27
        E. Regular Broker-Dealers ......................................  28
VII.  Capital Stock and Other Securities ...............................  28
VIII. Purchase, Redemption and Pricing of Shares .......................  28
        A. Purchase/Redemption of Shares ...............................  28
        B. Offering Price ..............................................  29
IX.   Taxation of the Fund and Shareholders ............................  30
X.    Underwriters .....................................................  32
XI.   Calculation of Performance Data ..................................  32
XII.   Financial Statements ............................................  33

                       Glossary of Selected Defined Terms


     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Total Market Index Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of Morgan Stanley.



     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on March 11, 1999, with the name Morgan Stanley Dean Witter Total Market Index Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Total Market Index Fund.



II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


A. Classification

     The Fund is an open-end, diversified management investment company whose investment objective is to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Total Market Index.


B. Investment Strategies and Risks

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     Options and Futures Transactions. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.


     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.


     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest up to 20% of its assets in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities without limit. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.


C.   FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

    1. Seek to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Total Market Index.

     The Fund may not:

    1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    5. Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

    6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

    9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
       (c) by lending its portfolio securities.

   10. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   12. Purchase securities of other investment companies unless immediately thereafter not more than (a) 5% of the Fund's total assets would be invested in such company; and (b) 10% of the Fund's total assets would be invested in such securities. Investments in connection with a merger, consolidation, reorganization or acquisition of assets are not subject to this restriction.

     As a non-fundamental policy the Fund may not:

     1. Invest for the purpose of exercising control or management of any other issuer.

     2. Make short sales.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.



III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


A.   BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.



B.   MANAGEMENT INFORMATION



     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.




 Name, Age, Position With Fund and Address         Principal Occupations During Last Five Years
-------------------------------------------   ------------------------------------------------------
Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; formerly Vice Chairman of Kmart
c/o Mayer, Brown & Platt                      Corporation (December 1998-October 2000),
Counsel to the Independent Trustees           Chairman and Chief Executive Officer of Levitz
1675 Broadway                                 Furniture Corporation (November 1995-November
New York, New York                            1998) and President and Chief Executive Officer of
                                              Hills Department Stores (May 1991-July 1995);
                                              formerly variously Chairman, Chief Executive
                                              Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of
                                              Sears, Roebuck and Co.; Director of Weirton Steel
                                              Corporation.

Charles A. Fiumefreddo* (68) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board                         Officer of the Morgan Stanley Funds; formerly
Chief Executive Officer and Trustee           Chairman, Chief Executive Officer and Director of
c/o Morgan Stanley Dean Witter Trust FSB      the Investment Manager, the Distributor and
Harborside Financial Center, Plaza Two        Morgan Stanley Services; Executive Vice President
Jersey City, New Jersey                       and Director of Morgan Stanley DW; Chairman and
                                              Director of the Transfer Agent, and Director and/or
                                              officer of various Morgan Stanley subsidiaries (until
                                              June 1998).

Edwin J. Garn (69) ........................   Director or Trustee of the Morgan Stanley Funds;
Trustee                                       formerly United States Senator (R-Utah) (1974-
c/o Summit Ventures LLC                       1992) and Chairman, Senate Banking Committee
1 Utah Center                                 (1980-1986); formerly Mayor of Salt Lake City,
201 S. Main Street                            Utah (1971-1974); formerly Astronaut, Space
Salt Lake City, Utah                          Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the Utah
                                              Regional Advisory Board of Pacific Corp.; member
                                              of the board of various civic and charitable
                                              organizations.

 Name, Age, Position With Fund and Address         Principal Occupations During Last Five Years
-------------------------------------------   -----------------------------------------------------
Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt                      mortgage insurance); Trustee and Vice Chairman
Counsel to the Independent Trustees           of The Field Museum of Natural History; formerly
1675 Broadway                                 associated with the Allstate Companies (1966-
New York, New York                            1994), most recently as Chairman of The Allstate
                                              corporation (March 1993-December 1994) and
                                              Chairman and Chief Executive Officer of its wholly-
                                              owned subsidiary, Allstate Insurance Company
                                              (July 1989-December 1994); director of various
                                              other business and charitable organizations.

James F. Higgins* (53) ....................   Chairman of the Individual Investor Group of
Trustee                                       Morgan Stanley (since August 2000); Director of
c/o Morgan Stanley Dean Witter Trust FSB      the Transfer Agent, the Distributor and Dean Witter
Harborside Financial Center, Plaza Two        Realty Inc.; Director or Trustee of the Morgan
Jersey City, New Jersey                       Stanley Funds (since June 2000); previously
                                              President and Chief Operating Officer of the Private
                                              Client Group of Morgan Stanley (May 1999-August
                                              2000),President and Chief Operating Officer of
                                              Dean Witter Securities of Morgan Stanley (1995-
                                              February 1997) and Director (1985-1997) of
                                              Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Funds; Director of NVR, Inc. (home
                                              construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and
                                              Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (65) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Funds; director/trustee of various
New York, New York                            investment companies managed by Morgan
                                              Stanley Investment Management Inc. and Morgan
                                              Stanley Investments LP (since July 2001); formerly
                                              Vice President, Bankers Trust Company and BT
                                              Capital Corporation (1984-1988); director of various
                                              business organizations.

Philip J. Purcell* (58) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of Morgan Stanley, Morgan
1585 Broadway                                 Stanley DW and Novus Credit Services Inc.;
New York, New York                            Director of the Distributor; Director or Trustee of
                                              the Morgan Stanley Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              Morgan Stanley subsidiaries.

 Name, Age, Position With Fund and Address         Principal Occupations During Last Five Years
-------------------------------------------   ------------------------------------------------------
John L. Schroeder (71) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Funds; Director of Citizens Communications
Counsel to the Independent Trustees           Company (telecommunications company); formerly
1675 Broadway                                 Executive Vice President and Chief Investment
New York, New York                            Officer of Home Insurance Company (August 1991-
                                              September 1995).

Mitchell M. Merin (48) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Investment Management (since December
1221 Avenue of the Americas                   1998); President and Director (since April 1997)
New York, New York                            and Chief Executive Officer (since June 1998) of
                                              the Investment Manager and Morgan Stanley
                                              Services; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the
                                              Transfer Agent; Director of various Morgan Stanley
                                              subsidiaries; President of the Morgan Stanley
                                              Funds (since May 1999); Trustee of various Van
                                              Kampen investment companies (since December
                                              1999); previously Chief Strategic Officer of the
                                              Investment Manager and Morgan Stanley Services
                                              and Executive Vice President of the Distributor
                                              (April 1997-June 1998), Vice President of the
                                              Morgan Stanley Funds (May 1997-April 1999), and
                                              Executive Vice President of Morgan Stanley.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President,                               Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                 Investment Management; Managing Director (since
1221 Avenue of the Americas                   December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and Morgan
                                              Stanley Services; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Funds
                                              (since February 1997); Vice President and
                                              Secretary of the Distributor; previously, Senior Vice
                                              President (March 1997-December 1999), First Vice
                                              President, Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              Morgan Stanley Services.

Kevin Jung (35) ...........................   Vice President of the Investment Manager (since
Vice President                                September 1997); Vice President of various
1221 Avenue of the Americas                   Morgan Stanley Funds; formerly Vice President of
New York, New York                            UBS Asset Management (NY) Inc. (April 1993-
                                              August 1997).

Sherri Cohen (36) .........................   Vice President of the Investment Manager (since
Vice President                                August 1998); formerly Head Trader at Societe
1221 Avenue of the Americas                   Generale Asset Management (1998) and Far East
New York, New York                            Equity Trader of General Electric Investments
                                              ( 1996-1997).

 Name, Age, Position With Fund and Address        Principal Occupations During Last Five Years
-------------------------------------------   ----------------------------------------------------
Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and Morgan
c/o Morgan Stanley Dean Witter Trust FSB      Stanley Services; Treasurer of the Morgan Stanley
Harborside Financial Center, Plaza Two        Funds.
Jersey City, New Jersey


----------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act.



     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph
J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Guy G. Rutherfurd Jr., Senior Vice President and Director of the Growth Group of the Investment Manager, and Alice Weiss, Vice President of the Investment Manager, are Vice Presidents of the Fund. Aaron Clark, Vice President of the Investment Manager is an Assistant Vice President of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C.   COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid its Independent Trustees for the fiscal year ended July 31, 2001.


                               FUND COMPENSATION




                                             Aggregate
                                           Compensation
Name of Independent Trustee                From the Fund
-------------------------------            --------------
Michael Bozic ......................          $1,600
Edwin J. Garn ......................           1,650
Wayne E. Hedien ....................           1,650
Dr. Manuel H. Johnson ..............           2,400
Michael E. Nugent ..................           2,150
John L. Schroeder ..................           2,150

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.


                   CASH COMPENSATION FROM MORGAN STANLEY FUNDS




                                                 Total Cash
                                                Compensation
                                              for Services to
                                                 97 Morgan
                                               Stanley Dean
Name of Independent Trustee                    Witter Funds
-------------------------------              ----------------
Michael Bozic ...........................       $146,917
Edwin J. Garn ...........................        151,717
Wayne E. Hedien .........................        151,567
Dr. Manuel H. Johnson ...................        223,655
Michael E. Nugent .......................        199,759
John L. Schroeder .......................        194,809



     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 53 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Funds (not including the Fund) as of the calendar year ended December 31, 2000.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS






                                    For All Adopting Funds
                                ------------------------------
                                   Estimated
                                   Credited
                                   Years of       Estimated         Retirement        Estimated Annual
                                  Service at    Percentage of    Benefits Accrued       Benefits Upon
                                  Retirement       Eligible     as Expenses By All   Retirement From All
Name of Independent Trustee      (Maximum 10)    Compensation     Adopting Funds      Adopting Funds(2)
------------------------------- -------------- --------------- -------------------- --------------------
Michael Bozic .................       10       60.44%                $ 20,001              $52,885
Edwin J. Garn .................       10       60.44                   29,348               52,817
Wayne E. Hedien ...............        9       51.37                   37,886               44,952
Dr. Manuel H. Johnson .........       10       60.44                   21,187               77,817
Michael E. Nugent .............       10       60.44                   36,202               69,506
John L. Schroeder .............        8       50.37                   65,337               53,677


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 18.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A on September 7, 2001: E.I.B. Mutual Business Program #19, P.O. Box HM2064, Hamilton, HM, HX, Bermuda - 10.553%; Byron W. Smith & Connie S. Smith, Trustees of the Byron W. Smith Rev Trust, dated 5/30/97, 3090 S. Main Street, Salt Lake City, UT 84115-3747 - 5.853%; J. Allan Slaight and Emmanuelle Gattuso-Slaight Jtten, 7265 Fisher Island Drive, Fisher Island, FL 33109-0757 - 5.852%; The Stowe Day Foundation, Harriet Beecher Stowe Center, 77 Forest Street, Hartford, CT 06105-3243 - 5.415%. The following owned 5% or more of the outstanding shares of Class D on September 7, 2001: Local No. 8 IBEW Retirement Plan, Attn:
Richard Clarson, CEBS 5/1/67, P.O. Box 60408, Rossford, OH 43460-0408 - 25.026%; Thomas M. Lee, 3020 Ascot Drive, San Ramon, CA 94583-2510 - 11.771%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


A.   INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. The Investment Manager has agreed under the Management Agreement to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent the Fund's total operating expenses (except for brokerage and 12b-1 fees) exceed on an annualized basis, for the fiscal year, 0.50% of the average daily net assets of the Fund. Taking the assumption of expenses into account, for the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal year ended July 31, 2001, the fees payable to the Investment Manager under the Management Agreement with the Fund amounted to $804,785 and $1,584,639, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.



B.   PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C.   SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D.   DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E.   RULE 12b-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of Class B and Class C shares.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal year ended July 31, 2001 in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                            For the period
                                          September 28, 1999
                                                through
                          2001                July 31, 2000
                  --------------------   -----------------------
Class A ......... FSCs:     $   54,001  FSCs:(1)     $118,994
                  CDSCs              0  CDSCs:       $  3,202
Class B ......... CDSCs      1,078,960  CDSCs:       $727,244
Class C ......... CDSCs         20,237  CDSCs:       $ 45,054


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended July 31, 2001, Class A, Class B, and Class C shares of the Fund accrued payments under the Plan amounting to $42,978, $3,297,561 and $401,282, respectively, which amounts are equal to 0.21%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the period.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program, the Investment

Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $23,752,711 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 13.03% ($3,095,328)-advertising and promotional expenses; (ii) 0.81% ($192,142)-printing of prospectuses for distribution to other than current shareholders; and (iii) 86.16% ($20,465,241)-other expenses, including the gross sales credit and the carrying charge, of which 6.95% ($1,421,883) represents carrying charges, 38.52% ($7,883,950) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.53% ($11,159,408) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $15,928,078 as of July 31, 2001 (the end of the Fund's fiscal year), which was equal to 5.48% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $105,528 in the case of Class C at December 31, 2000 (end of the calendar year), which amount was equal to 0.33% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F.   OTHER SERVICE PROVIDERS


    (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.



  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.



  (3) AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G.   CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------


A.   BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal year ended July 31, 2001, the Fund paid a total of $175,792 and $43,524, respectively, in brokerage commissions.



B.   COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     For the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal year ended July 31, 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     For the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal year ended July 31, 2001, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the period September 28, 1999 (commencement of operations) through July 31, 2000 and the fiscal year ended July 31, 2001, the Fund paid a total of $0 and $65, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended July 31, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.15% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.01% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.   DIRECTED BROKERAGE

     During the fiscal year ended July 31, 2001, the Fund paid $260 in brokerage commissions in connection with transactions in the aggregate amount of $636,255 to brokers because of research services provided.

E.   REGULAR BROKER-DEALERS

     During the fiscal year ended July 31, 2001, the Fund purchased securities issued by Bank of New York Co., Inc., which issuer was among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At July 31, 2001, the Fund held securities issued by Bank of New York Co., Inc. with a market value of $851,981.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------


A.   PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


B.   OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan."The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. In addition, if the Fund invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Fund being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after Decemer 31, 2000, and held for more than five years.



     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a redemption or sale of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2001 and for the period September 28, 1999 (commencement of operations) through July 31, 2001 were as follows: Class
A: -19.24% and -4.39%, respectively; Class B: -19.70% and -4.46%, respectively; Class C: -16.32% and -2.33%, respectively; and Class D: -14.64% and -1.33%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2001 and for the period September 28, 1999 (commencement of operations) through July 31, 2001 were as follows: Class A: -14.76% and -1.55%, respectively; Class B: -15.47% and -2.33%, respectively; Class C: -15.47% and -2.33%, respectively; and Class D: -14.64% and -1.33%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2001 and for the period September 28, 1999 (commencement of operations) through July 31, 2001 were as follows: Class A: -14.76% and -2.83%, respectively; Class B: -15.47% and -4.24%, respectively; Class C: -15.47% and -4.24%, respectively; and Class D: -14.64% and -2.43%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and

$100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at July 31, 2001:






                                    Investment at inception of:
                     Inception   ---------------------------------
Class                  Date:      $10,000     $50,000     $100,000
-----                ---------   ---------   ---------   ---------
Class A .........   09/28/99      $9,206     $46,642     $94,255
Class B .........   09/28/99       9,576      47,880      95,760
Class C .........   09/28/99       9,576      47,880      95,760
Class D .........   09/28/99       9,757      48,785      97,570


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended July 31, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                    * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001



      NUMBER OF
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
                       Common Stocks (98.1%)
                       Advertising/Marketing Services (0.4%)
      1,226            24/7 Media, Inc.* ....................   $        245
        779            Abitron Inc.* ........................         20,488
        737            Ackerley Group, Inc. (The)* ..........          9,618
        542            ADVO, Inc.* ..........................         21,165
      2,350            Apac Customer Services
                         Inc.* ..............................          7,167
      1,510            Catalina Marketing Corp.* ............         51,899
        616            Digital Impact, Inc.* ................            665
        642            Direct Focus, Inc.* ..................         31,009
      3,379            DoubleClick Inc.* ....................         38,352
      2,075            Dun & Bradstreet Corp. ...............         57,436
      1,319            Getty Images, Inc.* ..................         24,059
         34            Grey Global Group Inc. ...............         20,196
      1,600            HA-LO Industries, Inc.* ..............            320
      1,662            Harte-Hanks Inc. .....................         39,173
      1,083            infoUSA, Inc.* .......................          6,238
      9,685            Interpublic Group of
                         Companies, Inc. ....................        265,078
      1,774            Key3Media Group.* ....................         15,966
      2,098            Lamar Advertising Co.* ...............         92,270
        577            LifeMinders, Inc.* ...................            831
        816            Netcentives Inc.* ....................            122
        793            Netratings, Inc.* ....................         10,507
      4,782            Omnicom Group, Inc. ..................        417,803
        870            R.H. Donnelley Corp.* ................         26,970
      2,784            TMP Worldwide, Inc.* .................        139,311
      1,436            Valassis Communications, Inc.*                 48,034
                                                                ------------
                                                                   1,344,922
                                                                ------------
                       Aerospace & Defense (1.0%)
        547            AAR Corp.  ...........................          9,036
      1,613            Aeroflex Inc.* .......................         16,856
        371            Alliant Techsystems, Inc.* ...........         36,803
        838            BE Aerospace, Inc.* ..................         15,562
     22,525            Boeing Co. ...........................      1,318,388
        414            Cubic Corp.  .........................         12,006
        295            Curtiss-Wright Corp. .................         14,661
      1,036            ESCO Technologies Inc.* ..............         29,112
        533            Esterline Corp.* .....................         11,406
      1,090            Fairchild Corp. (Class A)* ...........          6,213

      NUMBER OF
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
       382             FLIR Systems, Inc.* ..................   $     11,494
       858             FuelCell Energy, Inc.* ...............         13,788
     1,117             GenCorp Inc.  ........................         14,923
     5,188             General Dynamics Corp. ...............        419,657
     2,706             Goodrich Corp. .......................         94,548
       581             Integral Systems, Inc.* ..............         13,038
     2,333             Kaman Corp. (Class A) ................         38,145
     1,014             L-3 Communications Holdings,
                         Inc.* ..............................         75,644
    11,214             Lockheed Martin Corp.* ...............        444,299
     8,679             Loral Space &
                       Communications Ltd.* .................         18,573
       229             Microvision, Inc.* ...................          4,754
       327             Moog Inc. (Class A)* .................         11,281
       947             Newport News Shipbuilding
                         Inc. ...............................         60,087
     2,232             Northrop Grumman Corp. ...............        179,064
       866             Orbital Sciences Corp.* ..............          2,685
     9,178             Raytheon Co. .........................        265,061
     4,721             Rockwell Collins .....................         97,725
       507             SatCon Technology Corp.* .............          4,791
       728             SBS Technologies, Inc.* ..............         13,817
       285             Sequa Corp. (Class A)* ...............         14,116
       843             Teledyne Technologies Inc.* ..........         11,549
       585             The Kroll-O'Gara Co.* ................          4,674
     1,501             Titan Corp. (The)* ...................         29,675
       638             Trimble Navigation Ltd.* .............         12,122
       402             Triumph Group, Inc.* .................         17,889
                                                                ------------
                                                                   3,343,442
                                                                ------------
                       Agricultural Commodities/Milling (0.1%)
    16,320             Archer-Daniels-Midland Co. ...........        218,525
     1,009             Cadiz, Inc.* .........................          9,828
       940             Corn Products International,
                         Inc. ...............................         27,918
       971             Delta & Pine Land Co. ................         19,090
       369             Tejon Ranch Co.* .....................         10,111
                                                                ------------
                                                                     285,472
                                                                ------------
                       Air Freight/Couriers (0.3%)
     1,275             Airborne Inc. ........................         16,116
     1,010             Atlas Air Worldwide Holdings,
                         Inc.* ..............................         14,817


                       See Notes to Financial Statements

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued





      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      2,185            C.H. Robinson Worldwide, Inc.           $     67,189
      1,217            EGL, Inc.* ..........................         16,904
      1,367            Expeditors International of
                         Washington, Inc. ..................         77,673
      7,928            FedEx Corp.* ........................        327,981
      6,387            United Parcel Service, Inc.
                       (Class B) ...........................        362,973
                                                               ------------
                                                                    883,653
                                                               ------------
                       Airlines (0.3%)
      1,834            AirTran Holdings, Inc.* .............         15,772
        692            Alaska Air Group, Inc.* .............         21,895
        843            America West Holdings Corp.
                         (Class B)* ........................          8,725
      4,019            AMR Corp.* ..........................        141,268
        495            Amtran, Inc.* .......................         11,093
      1,126            Atlantic Coast Airlines
                         Holdings, Inc.* ...................         32,710
      1,498            Continental Airlines, Inc.
                         (Class B)* ........................         74,106
      3,177            Delta Air Lines, Inc. ...............        140,995
        723            Frontier Airlines, Inc.* ............         10,917
        873            Mesa Air Group, Inc.* ...............         10,912
        845            Mesaba Holdings, Inc.* ..............          7,706
        354            Midwest Express Holdings,
                         Inc.* .............................          7,151
      2,199            Northwest Airlines Corp.
                         (Class A)* ........................         56,844
      1,500            SkyWest, Inc. .......................         50,310
     19,665            Southwest Airlines Co. ..............        393,497
      1,397            UAL Corp. ...........................         47,791
      1,798            US Airways Group Inc.* ..............         30,530
                                                               ------------
                                                                  1,062,222
                                                               ------------
                       Alternative Power Generation (0.1%)
      7,418            Calpine Corp.* ......................        266,974
      1,354            Covanta Energy Corp.* ...............         22,124
      1,298            NRG Energy, Inc.* ...................         26,025
      1,131            Plug Power Inc.* ....................         14,115
                                                               ------------
                                                                    329,238
                                                               ------------


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Aluminum (0.3%)
    22,287             Alcoa, Inc. .........................   $    874,319
     1,630             Century Aluminum Co.  ...............         28,443
       578             IMCO Recycling, Inc. ................          3,925
     1,415             Kaiser Aluminum Corp.* ..............          4,995
       183             Maxxam, Inc.* .......................          3,870
                                                               ------------
                                                                    915,552
                                                               ------------
                       Apparel/Footwear (0.3%)
       515             Brown Shoe Co., Inc. ................          7,838
     4,364             Cintas Corp. ........................        218,942
     1,157             Coach, Inc.* ........................         43,700
     1,024             Columbia Sportswear Co.* ............         39,772
     1,122             Donna Karan International
                         Inc.* .............................         11,927
       473             Global Sports, Inc.* ................          6,958
     1,028             Guess ?, Inc.* ......................          8,563
     3,142             Jones Apparel Group, Inc.* ..........        122,664
       281             K-Swiss, Inc. (Class A) .............          9,132
       494             Kellwood Co.  .......................         10,216
       532             Kenneth Cole Productions,
                         Inc. (Class A)* ...................         10,507
     1,390             Liz Claiborne, Inc. .................         73,878
       864             Nautica Enterprises, Inc.* ..........         11,923
     7,002             Nike, Inc. (Class B) ................        332,945
       621             OshKosh B' Gosh, Inc.
                         (Class A) .........................         18,630
       426             Oxford Industries, Inc.  ............          9,564
     1,090             Phillips-Van Heusen Corp.  ..........         14,933
       844             Polo Ralph Lauren Corp.* ............         20,678
       593             Quiksilver, Inc.* ...................         12,483
     1,534             Reebok International Ltd.* ..........         49,103
       651             Russell Corp. .......................         11,230
     1,076             Stride Rite Corp. ...................         10,599
     1,064             Timberland Co. (Class A)* ...........         37,293
     2,892             VF Corp. ............................        105,876
     1,084             Wolverine World Wide, Inc. ..........         19,620
                                                               ------------
                                                                  1,218,974
                                                               ------------
                       Apparel/Footwear Retail (0.7%)
     2,558             Abercrombie & Fitch Co.
                         (Class A)* ........................         99,302
     1,799             American Eagle Outfitters,
                         Inc.* .............................         66,113


                       See Notes to Financial Statements
                                       35

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
    827                AnnTaylor Stores Corp.* ..........   $     26,547
    654                bebe stores, inc.* ...............         20,810
  1,611                Buckle (The), Inc.* ..............         30,609
  1,210                Burlington Coat Factory
                       Warehouse Corp. ..................         18,513
    643                Cato Corp. (Class A)* ............         10,564
    534                Charlotte Russe Holdings
                         Inc.* ..........................         13,553
  2,761                Charming Shoppes, Inc.* ..........         17,532
    696                Chico's Fas, Inc.* ...............         25,940
    706                Children's Place Retail Stores,
                         Inc. (The)* ....................         17,685
    588                Deb Shops, Inc. ..................         11,995
    474                Dress Barn, Inc.* ................         10,878
    325                Factory 2-U Stores, Inc.* ........          7,387
    532                Footstar, Inc.* ..................         18,397
 22,192                Gap, Inc. (The) ..................        606,064
    573                Genesco Inc.* ....................         18,651
  1,059                Goody's Family Clothing, Inc.*              3,548
    531                Hot Topic, Inc.* .................         14,231
 12,671                Intimate Brands, Inc. ............        204,637
 11,010                Limited, Inc. (The) ..............        186,840
  1,099                Men's Wearhouse, Inc. (The)*......         26,596
  3,455                Nordstrom, Inc. ..................         77,737
    868                Pacific Sunwear of California,
                         Inc.* ..........................         19,009
    588                Payless ShoeSource, Inc.* ........         33,675
  2,172                Ross Stores, Inc. ................         51,085
  4,825                Stein Mart, Inc.* ................         38,117
  1,664                Talbot's, Inc. (The) .............         71,552
  7,239                TJX Companies, Inc. (The) ........        246,198
    774                Too, Inc.* .......................         18,739
    693                United Retail Group, Inc.* .......          6,521
  1,498                Urban Outfitters, Inc.* ..........         17,047
  3,601                Venator Group, Inc.* .............         59,416
    848                Wet Seal, Inc. (Class A)* ........         11,577
  1,425                Wilsons The Leather Experts
                       Inc.* ............................         22,515
                                                            ------------
                                                               2,129,580
                                                            ------------

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Auto Parts: O.E.M. (0.3%)
 1,147                 American Axle &
                       Manufacturing Holdings,
                         Inc.* ..........................   $     24,110
 1,852                 ArvinMeritor, Inc. ...............         39,818
   709                 BorgWarner, Inc. .................         37,570
 1,928                 Collins & Aikman Corp.* ..........         15,328
 3,820                 Dana Corp. .......................         98,365
14,456                 Delphi Automotive Systems
                         Corp. ..........................        236,500
   414                 Dura Automotive Systems,
                         Inc.* ..........................          7,328
 1,802                 Eaton Corp. ......................        132,339
 1,863                 Federal Mogul Corp. ..............          1,938
 1,925                 Gentex Corp.* ....................         63,121
   724                 Hayes Lemmerz International,
                         Inc.* ..........................          4,395
   901                 Intermet Corp.  ..................          4,541
 2,267                 Johnson Controls, Inc. ...........        182,720
 1,649                 Lear Corp.* ......................         65,300
   799                 Modine Manufacturing Co. .........         23,443
   800                 Sauer-Danfoss, Inc. ..............          7,280
   545                 Stoneridge, Inc.* ................          4,878
   127                 Strattec Security Corp.* .........          4,571
   702                 Superior Industries
                         International, Inc. ............         29,786
 1,118                 Tower Automotive, Inc.* ..........         16,401
 3,274                 TRW Inc.  ........................        144,874
 3,381                 Visteon Corp. ....................         71,441
                                                            ------------
                                                               1,216,047
                                                            ------------
                       Automotive Aftermarket (0.1%)
   473                 Aftermarket Technology
                         Corp.* .........................          3,973
 1,331                 Apogee Enterprises, Inc. .........         19,659
   566                 Bandag, Inc. .....................         16,986
   477                 Barnes Group, Inc. ...............         10,632
   640                 CLARCOR Inc. .....................         16,640
 1,988                 Cooper Tire & Rubber Co. .........         32,245
   964                 Exide Corp. ......................          6,806
 4,099                 Goodyear Tire & Rubber Co.
                         (The) ..........................        117,149
   398                 IMPCO Technologies, Inc.* ........         10,794


                       See Notes to Financial Statements
                                       36

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
    457                Standard Motor Products,
                         Inc. ............................   $      5,987
  2,682                TBC Corp.* ........................         31,674
  2,309                Tenneco Automotive Inc. ...........         11,199
                                                             ------------
                                                                  283,744
                                                             ------------
                       Beverages: Alcoholic (0.4%)
 23,175                Anheuser-Busch Companies,
                         Inc. ............................      1,003,709
  2,090                Boston Beer Company, Inc.
                        (The) (Class A)* .................         22,091
  1,802                Brown-Forman Corp.
                         (Class B) .......................        123,131
  1,092                Constellation Brands Inc.
                        (Class A)* .......................         45,995
    989                Coors (Adolph) Co. (Class B).......         49,737
    273                Mondavi (Robert) Corp. (The)
                         (Class A)* ......................         11,384
                                                             ------------
                                                                1,256,047
                                                             ------------
                       Beverages: Non-Alcoholic (1.4%)
    492                Coca-Cola Bottling Co.
                         Consolidated ....................         18,209
 64,223                Coca-Cola Co. .....................      2,864,346
 11,001                Coca-Cola Enterprises Inc. ........        160,835
  3,761                Pepsi Bottling Group, Inc.
                         (The) ...........................        163,904
  4,035                PepsiAmericas, Inc. ...............         55,401
 37,798                PepsiCo, Inc.* ....................      1,762,521
                                                             ------------
                                                                5,025,216
                                                             ------------
                       Biotechnology (1.8%)
  2,249                Abgenix, Inc.* ....................         65,401
    926                Aclara Biosciences Inc.* ..........          6,760
    731                Adolor Corp.* .....................         15,168
  4,276                Advanced Tissue Sciences,
                         Inc.* ...........................         19,627
  1,472                Affymetrix, Inc.* .................         36,741
    491                Alexion Pharmaceuticals,
                         Inc.* ...........................          9,088
  1,493                Alkermes, Inc.* ...................         42,550
  1,904                Alliance Pharmaceutical
                         Corp.* ..........................          2,780
 26,934                Amgen Inc.* .......................      1,689,031


      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
  1,689                 Amylin Pharmaceuticals,
                          Inc.* ...........................   $     12,684
    611                 Antigenics Inc.* ..................          9,959
    674                 Aphton Corp.* .....................         11,957
  1,619                 Applera Corp. - Celera
                          Genomics Group* .................         49,590
    595                 Arena Pharmaceuticals, Inc.*.......         15,220
  1,036                 ARIAD Pharmaceuticals, Inc.*.......          4,994
  1,990                 AVANT Immunotherapeutics,
                          Inc.* ...........................         10,826
    667                 AVI BioPharma, Inc.* ..............          6,803
    315                 Avigen, Inc.* .....................          4,851
    800                 Aviron* ...........................         21,040
  1,306                 Axys Pharmaceuticals, Inc.* .......          5,146
  1,498                 Bio-Technology General
                          Corp.* ..........................         14,740
  3,838                 Biogen, Inc.* .....................        217,576
    879                 BioMarin Pharmaceutical,
                          Inc.* ...........................         10,416
    681                 Biopure Corp.* ....................         14,022
  1,493                 Bruker Daltonics, Inc.* ...........         28,427
  1,951                 Celgene Corp.* ....................         51,077
    926                 Cell Genesys, Inc.* ...............         15,603
  1,296                 Cephalon, Inc.* ...................         82,814
  1,049                 Charles River Laboratories
                         International, Inc.* ............          31,785
  4,902                 Chiron Corp.* .....................        210,296
  1,463                 COR Therapeutics, Inc.* ...........         38,843
  1,091                 Corixa Corp.* .....................         12,634
    741                 Cubist Pharmaceuticals, Inc.*......         26,594
  1,235                 CuraGen Corp.* ....................         27,997
    527                 CV Therapeutics, Inc.* ............         23,668
  3,135                 CYTOGEN Corp.* ....................         12,850
    918                 Diversa Corp.* ....................         12,953
  1,250                 Durect Corp.* .....................         12,425
    609                 Emisphere Technologies, Inc.*               15,840
    435                 EntreMed, Inc.* ...................          5,659
    714                 Enzo Biochem, Inc.* ...............         17,971
  1,132                 Enzon, Inc.* ......................         72,731
  1,266                 Exelixis, Inc.* ...................         21,357
    691                 Gene Logic, Inc.* .................         13,150
  1,778                 Genelabs Technologies, Inc.*.......          2,934
  1,635                 Genencor International Inc.* ......         24,361


                       See Notes to Financial Statements
                                       37

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
      4,338            Genentech, Inc.* ...................   $     183,497
        492            Genome Therapeutics Corp.*..........           5,673
      1,378            Genta Inc.* ........................          16,646
      5,003            Genzyme Corp. (General
                         Division)* .......................         280,168
        769            Genzyme Transgenics Corp.*..........           4,660
        459            Geron Corp.* .......................           6,821
      2,477            Gilead Sciences, Inc.* .............         127,045
        627            Guilford Pharmaceuticals
                         Inc.* ............................          10,164
      2,260            Hemispherx Biopharma, Inc.*.........          12,407
      3,288            Human Genome Sciences,
                         Inc.* ............................         166,965
        322            Hyseq, Inc.* .......................           3,439
      1,379            ICOS Corp.* ........................          84,602
      3,903            IDEC Pharmaceuticals Corp.*.........         210,684
        922            IDEXX Laboratories, Inc.* ..........          22,506
        668            ILEX Oncology, Inc.* ...............          15,865
        872            Illumina, Inc.* ....................           9,984
      1,759            ImClone Systems, Inc.* .............          75,391
     13,999             Immunex Corp.* .....................        215,865
      1,047             ImmunoGen, Inc.* ...................         16,082
      1,324             Immunomedics, Inc.* ................         19,834
      1,746             Incyte Genomics, Inc.* .............         32,877
        652             InterMune Inc. .....................         27,228
        971             Interneuron Pharmaceuticals,
                          Inc.* ............................          5,709
      1,371             Invitrogen Corp.* ..................         87,785
      1,039             Isis Pharmaceuticals, Inc.* ........         12,437
      1,255             Lexicon Genetics Inc.* .............         11,533
      1,194             Ligand Pharmaceuticals, Inc.
                          (Class B)* .......................         12,000
        716             Luminex Corp.* .....................         13,117
        610             Maxim Pharmaceuticals,
                          Inc.* ............................          3,440
        846             Maxygen Inc.* ......................         13,274
      1,972             Medarex, Inc.* .....................         41,984
        800             Medicines Company (The)* ...........         12,856
      5,494             MedImmune, Inc.* ...................        211,629
        377             MGI Pharma, Inc.* ..................          3,849
      5,620             Millennium Pharmaceuticals,
                          Inc.* ............................        175,794
        609             Myriad Genetics, Inc.* .............         27,935
      1,719             NABI, Inc.* ........................         12,016


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
       476             Nanogen, Inc.* .....................   $      2,918
       666             Neurocrine Biosciences, Inc.*.               22,511
       471             Neurogen Corp.* ....................          9,985
       677             Northfield Laboratories, Inc.*......         12,599
       793             NPS Pharmaceuticals, Inc.* .........         24,900
       869             Orchid Biosciences* ................          4,354
     1,194             Organogenesis, Inc.* ...............          9,504
       892             OSI Pharameceuticals Inc.* .........         38,633
       909             OXiGENE, Inc.* .....................          3,727
       418             Pharmacyclics, Inc.* ...............         11,599
       432             Progenics Pharmaceuticals,
                         Inc.* ............................          7,530
     1,170             Protein Design Labs, Inc.* .........         65,169
     1,139             Regeneron Pharmaceuticals,
                         Inc.* ............................         30,605
       760             Ribozyme Pharmaceuticals,
                         Inc.* ............................          7,212
       616             SafeScience, Inc.* .................            862
       450             SangStat Medical Corp.* ............          6,898
     1,639             SciClone Pharmaceuticals,
                         Inc.* ............................          7,130
     1,050             Scios, Inc.* .......................         23,709
       576             Sequenom Inc.* .....................          5,823
     2,633             SICOR Inc.* ........................         65,562
       878             SuperGen, Inc.* ....................         10,668
     1,144             Tanox, Inc.* .......................         14,575
     1,990             Targeted Genetics Corp.* ...........          8,159
     1,104             Techne Corp.* ......................         32,336
     2,499             Texas Biotechnology Corp.* .........         20,467
       693             Titan Pharmaceuticals, Inc.* .......          7,969
       570             Transkaryotic Therapies,
                         Inc.* ............................         16,467
       897             Triangle Pharmaceuticals,
                         Inc.* ............................          3,606
       456             Trimeris, Inc.* ....................         18,281
     1,240             Tularik Inc.* ......................         29,388
       612             Valentis, Inc.* ....................          2,797
     1,931             Vertex Pharmaceuticals, Inc.*.......         77,161
       632             Vical, Inc.* .......................          7,799
     1,166             Vion Pharmaceuticals, Inc.* ........          8,139
       414             ViroPharma Inc.* ...................         11,393
     1,801             XOMA Ltd.* .........................         21,702
                                                              ------------
                                                                 5,904,837
                                                              ------------


                       See Notes to Financial Statements
                                       38

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Broadcasting (0.6%)
      389              Acme Communications, Inc.*...........   $      3,112
      601              BHC Communications, Inc.
                         (Class A)* ........................         80,516
      937              Chris-Craft Industries, Inc.* .......         65,309
   15,169              Clear Channel
                         Communications, Inc.* .............        888,903
    1,065              Cox Radio, Inc. (Class A)* ..........         26,092
      649              Cumulus Media, Inc.
                          (Class A)* .......................          7,769
    1,281              Emmis Communications Corp.
                         (Class A)* ........................         38,789
    1,213              Entercom Communications
                         Corp.* ............................         59,061
    1,723              Entravision Communications
                         Corp. (Class A)* ..................         21,589
      275              Granite Broadcasting Corp.*..........            756
    2,400              Hearst-Argyle Television, Inc.*......         51,360
    2,814              Hispanic Broadcasting Corp.*.                 66,129
      544              Liberty (Corp.) (The) ...............         21,678
    1,466              Paxson Communications
                         Corp.* ............................         16,874
      584              Radio One, Inc. (Class A)* ..........         10,676
      498              Saga Communications, Inc.
                          (Class A)* .......................          9,905
      462              Salem Communications
                         Corp.* ............................         12,959
    1,017              Sinclair Broadcast Group, Inc.
                         (Class A)* ........................          9,977
    1,125              Sirius Satellite Radio Inc. * .......          9,056
      530              Spanish Broadcasting
                         System, Inc. (Class A)* ...........          4,330
      268              United Television, Inc.* ............         32,640
    5,381              Univision Communications,
                         Inc. (Class A)* ...................        205,447
    7,990              USA Networks, Inc.* .................        223,800
    2,822              Westwood One, Inc.* .................         79,411
    1,160              XM Satellite Radio Holdings
                         Inc. (Class A)* ...................         14,187
      375              Young Broadcasting Corp.
                         (Class A)* ........................         10,875
                                                               ------------
                                                                  1,971,200
                                                               ------------


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Building Products (0.2%)
   1,867               American Standard
                         Companies, Inc.* ..................   $    127,049
     360               American Woodmark Corp. .............         17,118
     956               Armstrong Holdings, Inc.  ...........          2,782
   1,504               Dal-Tile International Inc.* ........         29,102
   1,275               Griffon Corp.* ......................         15,045
   5,212               Interface, Inc.  ....................         30,803
   1,468               Lennox International Inc. ...........         13,770
     404               LSI Industries, Inc. ................          9,688
  11,873               Masco Corp. .........................        299,318
     557               NCI Building Systems, Inc.* .........          9,319
   1,005               Nortek, Inc.* .......................         26,753
     316               Simpson Manufacturing Co.,
                         Inc.* .............................         18,518
     822               Watsco, Inc. ........................         11,672
   1,021               York International Corp. ............         33,816
                                                               ------------
                                                                    644,753
                                                               ------------
                       Cable/Satellite TV (0.8%)
   1,149                 ACTV, Inc.* .......................          2,631
   4,013               Adelphia Communications
                         Corp. (Class A)* ..................        148,080
   3,434               Cablevision Systems Corp.
                         (Class A)* ........................        193,231
   7,389               Charter Communications, Inc.
                         (Class A)* ........................        159,159
  24,400               Comcast Corp. (Class A
                         Special)* .........................        927,932
  14,784               Cox Communications, Inc.
                         (Class A)* ........................        605,109
   6,112               EchoStar Communications
                         Corp. (Class A)* ..................        181,832
  22,606               General Motors Corp.
                         (Class H) .........................        436,296
   1,342               Insight Communications Co.,
                         Inc.* .............................         34,704
   1,587               Liberty Satellite & Technology,
                         Inc. (Class A)* ...................          4,793
     982               LodgeNet Entertainment
                         Corp.* ............................         18,658
   1,654               Mediacom Communications
                         Corp. * ...........................         28,945


                       See Notes to Financial Statements
                                       39

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
      852              Nucentrix Broadband
                       Networks, Inc.* ...................   $      5,708
    1,169              Pegasus Communications
                         Corp.* ..........................         15,150
                                                             ------------
                                                                2,762,228
                                                             ------------
                       Casino/Gaming (0.1%)
      388              Anchor Gaming* ....................         20,168
      745              Argosy Gaming Co.* ................         19,668
      928              Aztar Corp.* ......................         13,846
    1,653              Boyd Gaming Corp.* ................          9,951
      843              Churchill Downs Inc. ..............         24,489
      768              Dover Downs Entertainment,
                         Inc. ............................         11,098
      950              GTECH Holdings Corp.* .............         30,447
    3,073              Harrah's Entertainment, Inc.*......         87,949
      940              Isle of Capri Casinos, Inc.* ......          7,717
    2,045              Mandalay Resort Group* ............         51,636
    4,114              MGM Mirage Inc.* ..................        127,123
    7,657              Park Place Entertainment
                         Corp.* ..........................         82,006
      588              Pinnacle Entertainment, Inc. *.              4,263
    1,658              Station Casinos, Inc.* ............         23,859
                                                             ------------
                                                                  514,220
                                                             ------------
                       Catalog/Specialty Distribution (0.0%)
      461              Coldwater Creek, Inc.* ............         12,645
    4,700              Hanover Direct, Inc.* .............            846
    1,083              Insight Enterprises, Inc.* ........         22,212
      790              Lands' End, Inc.* .................         32,327
    1,074              PC Connection, Inc.* ..............         14,832
    1,139              Shop At Home, Inc.* ...............          3,383
    3,325              Spiegel, Inc. (Class A) ...........         33,483
    1,023              Systemax, Inc.* ...................          2,547
    1,009              Valuevision International, Inc.
                         (Class A)* ......................         18,223
                                                             ------------
                                                                  140,498
                                                             ------------
                       Chemicals: Agricultural (0.0%)
      646              Eden Bioscience Corp.* ............          6,815
    3,077              IMC Global Inc. ...................         34,770
      955              Monsanto Co. ......................         33,616
      748              Scotts Company (The)
                         (Class A)* ......................         29,883
                                                             ------------
                                                                  105,084
                                                             ------------

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Chemicals: Major Diversified (0.7%)
  23,174               Dow Chemical Co.  .................   $    843,534
  26,925               Du Pont (E.I.) de Nemours &
                         Co., Inc. .......................      1,152,928
   2,025               Eastman Chemical Co. ..............         88,857
   2,881               Hercules Inc.* ....................         30,539
   5,685               Rohm & Haas Co.  ..................        195,223
   2,773               Solutia, Inc. .....................         37,657
   3,080               Valhi, Inc. .......................         33,110
                                                             ------------
                                                                2,381,848
                                                             ------------
                       Chemicals: Specialty (0.4%)
     247               AEP Industries, Inc.* .............          6,985
   5,885               Air Products & Chemicals,
                         Inc. ............................        240,285
   1,772               Airgas, Inc.* .....................         21,140
   1,225               Albemarle Corp. ...................         25,431
     583               Arch Chemicals, Inc. ..............         11,718
   1,686               Cabot Corp. .......................         62,905
   1,380               Calgon Carbon Corp. ...............         11,689
     669               Cambrex Corp. .....................         31,878
     784               ChemFirst Inc. ....................         19,051
   3,001               Crompton Corp. ....................         27,639
   1,065               Cytec Industries, Inc.* ...........         34,602
   3,420               Engelhard Corp. ...................         89,091
   2,314               Ethyl Corp.* ......................          3,448
     816               FMC Corp.* ........................         54,288
     829               Georgia Gulf Corp. ................         13,720
   1,881               Grace (W. R.) & Co.* ..............          2,840
   1,346               Great Lakes Chemical Corp. ........         38,213
   1,729               International Specialty
                         Products, Inc.* .................         17,376
   1,378               Lubrizol Corp. (The) ..............         48,065
   3,152               Lyondell Chemical Co. .............         45,515
   1,739               Millennium Chemicals Inc. .........         25,320
     210               NCH Corp. .........................          9,334
   1,359               NL Industries, Inc. ...............         20,589
   1,232               Olin Corp. ........................         20,784
     623               OM Group, Inc. ....................         36,445
   2,454               Polyone Corp. .....................         25,816
   4,200               Praxair, Inc.  ....................        190,428
     555               Schulman (A.), Inc. ...............          7,032


                       See Notes to Financial Statements
                                       40

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
    1,334              Sensient Technologies Corp. ........   $     27,347
    1,954              Sigma-Aldrich Corp. ................         84,589
      624              Uniroyal Technology Corp.* .........          4,680
                                                              ------------
                                                                 1,258,243
                                                              ------------
                       Coal (0.0%)
    1,366              Arch Coal, Inc.  ...................         25,558
    2,108              CONSOL Energy, Inc. ................         51,161
    2,052              Massey Energy Co.  .................         35,253
                                                              ------------
                                                                   111,972
                                                              ------------
                       Commercial Printing/Forms (0.1%)
      448              Applied Graphics
                         Technologies, Inc.* ..............            551
      681              Banta Corp. ........................         18,939
      767              Bowne & Co., Inc. ..................          9,051
    1,325              Consolidated Graphics, Inc.*........         29,150
      432              CSS Industries, Inc.* ..............         10,714
    1,824              Deluxe Corp. .......................         57,529
    3,070              Donnelley (R.R.) & Sons Co. ........         91,210
      759              Harland (John H.) Co. ..............         16,205
    1,174              Mail-Well, Inc.* ...................          5,224
    1,060              New England Business
                         Service, Inc.  ...................         20,129
      712              Standard Register Co. ..............         12,780
    1,101              Wallace Computer Services,
                         Inc. .............................         18,761
      915              Workflow Management, Inc.*..........          5,188
                                                              ------------
                                                                   295,431
                                                              ------------
                       Computer Communications (1.4%)
    9,123              3Com Corp.* ........................         44,703
    2,724              Adaptec, Inc.* .....................         32,089
    7,328              Avaya Inc.* ........................         91,820
    1,315              Avici Systems Inc.* ................          5,852
    1,140              Avocent Corp.* .....................         29,526
      588              Aware, Inc.* .......................          4,822
    5,888              Brocade Communications
                         Systems, Inc.* ...................        193,774
    4,875              Cabletron Systems, Inc.* ...........         90,529
    1,081              CacheFlow Inc.* ....................          3,621
  188,974              Cisco Systems, Inc.* ...............      3,632,080


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
      659              Computer Network
                         Technology Corp.* ................   $      5,476
    2,733              Cosine Communications Inc.*.........          3,006
      787              Digi International Inc.* ...........          7,004
      244              DSET Corp.* ........................            132
    1,008              Echelon Corp.* .....................         24,373
    2,215              Emulex Corp.* ......................         51,986
       70              Entrada Networks, Inc.* ............             14
    1,055              ePresence, Inc.* ...................          3,376
    2,962              Extreme Networks, Inc.* ............         83,025
    4,888              Finisar Corp.* .....................         56,408
    3,076              Foundry Networks, Inc.* ............         64,781
    2,209              Inrange Technologies Corp.
                         (Class B)* .......................         26,618
    1,444              Ixia* ..............................         20,230
      687              JNI Corp.* .........................          6,265
    8,281              Juniper Networks, Inc.* ............        212,739
    2,933              McDATA Corp. (Class A)* ............         53,234
    1,978              MRV Communications, Inc.* ..........         13,688
    1,030              Network Equipment
                         Technologies, Inc.* ..............          3,677
      541              Network Peripherals Inc.* ..........          5,599
      660              Nx Networks, Inc.* .................            317
      412              PC-Tel, Inc.* ......................          3,214
    1,195              Performance Technologies,
                         Inc.* ............................         17,088
      555              PLX Technology, Inc.* ..............          5,023
      676              Proxim, Inc.* ......................          5,746
    4,043              Redback Networks, Inc.* ............         25,875
    2,670              Riverstone Networks Inc.* ..........         32,707
      406              Tut Systems, Inc.* .................            467
      880              Vertel Corp.* ......................          1,012
                                                              ------------
                                                                 4,861,896
                                                              ------------
                       Computer Peripherals (0.5%)
    1,408                Advanced Digital Information
                         Corp.* ...........................         15,981
    4,436              Ampex Corp. (Class A)* .............            488
      671              Avid Technology, Inc.* .............          5,938
      693              DSP Group, Inc.* ...................         16,771
    1,468              Electronics for Imaging, Inc.*......         32,355
   56,980              EMC Corp.* .........................      1,123,646
      431              Gerber Scientific, Inc. ............          4,663
      920              Imation Corp* ......................         22,338


                       See Notes to Financial Statements
                                       41

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
      1,029            InFocus Corp.* .....................   $     16,937
      1,298            Intergraph Corp.* ..................         14,278
        552            Interlink Electronics, Inc.* .......          2,970
      7,386            Iomega Corp.* ......................         11,744
      3,347            Lexmark International, Inc. *.......        153,025
      6,093            Maxtor Corp.* ......................         40,214
        601            Media 100 Inc.* ....................            721
        606            Mercury Computer Systems,
                         Inc.* ............................         19,180
      1,131            NeoMagic Corp.* ....................          4,128
      8,447            Network Appliance, Inc.* ...........        105,419
      1,204            Pinnacle Systems, Inc.* ............          6,381
      1,264            Presstek, Inc.* ....................         10,984
        843            Procom Technology, Inc.* ...........          7,081
      2,379            QLogic Corp.* ......................         91,377
      4,066            Quantum Corp. - DLT &
                         Storage Systems* .................         39,440
      1,712            Rainbow Technologies, Inc.* ........          8,817
        414            SCM Microsystems, Inc.* ............          3,693
      2,707            Storage Technology Corp.* ..........         37,275
      4,635            Western Digital Corp.* .............         16,269
        848            Zebra Technologies Corp.
                       (Class A)* .........................         35,828
                                                              ------------
                                                                 1,847,941
                                                              ------------
                       Computer Processing Hardware (2.9%)
      9,012            Apple Computer, Inc.* ..............        169,335
        977            Auspex Systems, Inc.* ..............          6,038
     43,610            Compaq Computer Corp. ..............        651,533
      1,393            Concurrent Computer Corp.*..........         12,314
     67,157            Dell Computer Corp.* ...............      1,808,538
        363            ESHARE COMMUNICATIONS,
                         Inc.* ............................            875
      8,340            Gateway, Inc.* .....................         87,487
      3,401            Handspring, Inc.* ..................         11,495
     50,163            Hewlett-Packard Co. ................      1,237,020
     44,860            International Business
                         Machines Corp. ...................      4,719,721
      2,430            Micron Electronics, Inc.* ..........          2,794
      2,524            NCR Corp.* .........................         99,345
        885            Network Engines Inc.* ..............            619
     14,644            Palm, Inc.* ........................         78,638
        453            RadiSys Corp.* .....................          9,214

      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
     4,637             Silicon Graphics, Inc.* ............   $      2,921
    84,090             Sun Microsystems, Inc.* ............      1,369,826
       980             Xybernaut Corp.* ...................          3,753
                                                              ------------
                                                                10,271,466
                                                              ------------
                       Construction Materials (0.1%)
       684             AMCOL International Corp. ..........          4,145
       100             Ameron International Corp. .........          6,575
       479             Centex Construction
                       Products, Inc.* ....................         15,807
       462             Elcor Corp. ........................         10,118
       506             Florida Rock Industries, Inc. ......         27,223
     1,749             Lafarge Corp. ......................         58,557
     1,276             Martin Marietta Materials,
                       Inc. ...............................         56,246
       544             Texas Industries, Inc. .............         20,645
       392             Trex Co., Inc.* ....................          7,526
       351             U.S. Aggregates, Inc. ..............            312
     1,296             USG Corp.  .........................          6,895
     2,659             Vulcan Materials Co. ...............        130,424
                                                              ------------
                                                                   344,473
                                                              ------------
                       Consumer Sundries (0.0%)
     1,734             American Greetings Corp.
                         (Class A) ........................         19,161
     1,292             Blyth Industries, Inc. .............         29,664
     1,841             Oakley, Inc.* ......................         34,427
       606             Sola International, Inc.* ..........          8,302
     1,429             Yankee Candle Co., Inc. (The)*.              24,364
                                                              ------------
                                                                   115,918
                                                              ------------
                       Containers/Packaging (0.2%)
       920             Aptargroup, Inc. ...................         30,360
       758             Ball Corp. .........................         37,468
     1,363             Bemis Company, Inc. ................         60,299
       540             Caraustar Industries, Inc. .........          5,373
       479             Chesapeake Corp. ...................         12,693
     3,390             Crown Cork & Seal Co., Inc. ........         11,051
     1,928             Earthshell Corp.* ..................          6,652
     4,179             Gaylord Container Corp.
                         (Series A)* ......................          3,092
       901             Graphic Packaging
                       International Corp.* ...............          5,028


                       See Notes to Financial Statements
                                       42

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
       585             Greif Bros. Corp. (Class A) .......   $     19,012
       874             Ivex Packaging Corp.* .............         16,169
       174             Liqui-Box Corp. ...................          7,477
       264             Mobile Mini, Inc.* ................          8,443
       584             Myers Industries, Inc. ............          8,322
     3,938             Owens-Illinois, Inc.* .............         25,282
     2,845             Packaging Corp. of America*........         56,189
     4,098             Pactiv Corp.* .....................         63,642
     1,961             Rock-Tenn Co. (Class A) ...........         27,062
     2,160             Sealed Air Corp.* .................         88,992
       406             Silgan Holdings, Inc.* ............          9,115
     6,413             Smurfit-Stone Container
                         Corp.* ..........................        111,650
     2,489             Sonoco Products Co. ...............         64,291
     1,321             Temple-Inland, Inc. ...............         81,968
                                                             ------------
                                                                  759,630
                                                             ------------
                       Contract Drilling (0.3%)
       345             Atwood Oceanics, Inc.* ............         11,350
     3,446             Diamond Offshore Drilling,
                         Inc. ............................        101,106
     3,585             ENSCO International Inc. ..........         74,174
     4,558             Global Marine, Inc.* ..............         78,762
     4,679             Grey Wolf, Inc.* ..................         14,598
     1,336             Helmerich & Payne, Inc. ...........         41,630
     1,528             Marine Drilling Companies,
                         Inc.* ...........................         23,531
     3,792             Nabors Industries, Inc.* ..........        111,106
     3,462             Noble Drilling Corp.* .............        106,249
     2,404             Parker Drilling Co.* ..............         12,044
     1,981             Patterson-UTI Energy, Inc.* .......         35,103
     1,925             Pride International, Inc.* ........         29,876
     2,522             Rowan Companies, Inc.* ............         48,523
     2,981             Santa Fe International Corp. ......         89,132
     8,210             Transocean Sedco Forex Inc. .......        265,101
                                                             ------------
                                                                1,042,285
                                                             ------------
                       Data Processing Services (0.9%)
     2,408             Acxiom Corp.* .....................         28,150
     1,331             Affiliated Computer Services,
                         Inc. (Class A)* .................        110,260
    16,118             Automatic Data Processing,
                         Inc. ............................        821,212
     1,515             Bisys Group, Inc. (The)* ..........         81,037

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
     3,766             Ceridian Corp.* ...................   $     65,114
     1,864             Certergy Inc.* ....................         61,549
     5,710             Concord EFS, Inc.* ................        327,640
     1,402             CSG Systems International,
                         Inc.* ...........................         66,118
     3,206             DST Systems, Inc.* ................        151,483
     1,191             eFunds Corp.* .....................         22,689
    10,115             First Data Corp. ..................        701,172
     3,210             Fiserv, Inc.* .....................        184,190
       946             Global Payments Inc. ..............         30,556
     2,756             Information Resources, Inc.*.......         22,517
       881             National Data Corp. ...............         30,262
     1,388             National Processing, Inc.* ........         44,000
       865             New Century Equity Holdings
                         Corp.* ..........................            753
     9,639             Paychex, Inc.  ....................        378,813
       465             Pegasus Solutions, Inc.* ..........          4,138
     5,029             Total System Services, Inc.*.......        173,048
     2,683             Tyler Technologies, Inc.* .........          7,083
                                                             ------------
                                                                3,311,784
                                                             ------------
                       Department Stores (0.5%)
     2,359             Dillard's, Inc. (Class A)* ........         35,008
     5,104             Federated Department
                         Stores, Inc.* ...................        197,014
     8,601             Kohl's Corp.* .....................        492,665
     7,718             May Department Stores Co. .........        256,238
     1,275             Neiman Marcus Group, Inc.
                       (The) (Class A)* ..................         42,100
     6,791             Penney (J.C.) Co., Inc.  ..........        193,136
     3,844             Saks, Inc.* .......................         42,092
     8,482             Sears, Roebuck & Co. ..............        398,484
                                                             ------------
                                                                1,656,737
                                                             ------------
                       Discount Stores (2.5%)
     1,312             99 Cents Only Stores* .............         43,611
       696             Ames Department Stores,
                         Inc.* ...........................            696
     2,978             Big Lots, Inc.* ...................         39,101
     1,879             BJ's Wholesale Club, Inc.* ........        105,224
    11,619             Costco Wholesale Corp.* ...........        500,198
     8,536             Dollar General Corp. ..............        167,562
     2,931             Dollar Tree Stores, Inc.* .........         76,294
     4,434             Family Dollar Stores, Inc. ........        132,621


                       See Notes to Financial Statements
                                       43

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
  1,243                Fred's, Inc. .....................   $     31,510
 12,727                Kmart Corp.* .....................        147,251
    510                PriceSmart, Inc.* ................         19,533
    725                ShopKo Stores, Inc.* .............          6,271
 23,214                Target Corp.* ....................        898,382
    660                Value City Department Stores,
                         Inc.* ..........................          4,118
115,439                Wal-Mart Stores, Inc. ............      6,453,040
                                                            ------------
                                                               8,625,412
                                                            ------------
                       Drugstore Chains (0.4%)
 10,155                CVS Corp. ........................        365,682
    485                Duane Reade, Inc.* ...............         17,848
    991                Longs Drug Stores Corp.  .........         22,050
 10,182                Rite Aid Corp. ...................         85,732
 26,282                Walgreen Co.* ....................        885,703
                                                            ------------
                                                               1,377,015
                                                            ------------
                       Electric Utilities (2.4%)
 13,738                AES Corp. (The)* .................        526,165
  3,261                Allegheny Energy, Inc. ...........        140,614
  2,149                ALLETE ...........................         50,910
  2,041                Alliant Energy, Inc. .............         58,311
  3,543                Ameren Corp. .....................        139,204
  8,318                American Electric Power Co.,
                         Inc. ...........................        374,310
  1,235                Avista Corp. .....................         21,365
  1,041                Bangor Hydro-Electric Co. ........         27,514
    685                BayCorp Holdings, Ltd.* ..........          6,576
    679                Black Hills Corp. ................         27,825
    729                Central Vermont Public
                         Service Corp. ..................         12,466
  4,106                Cinergy Corp. ....................        126,875
  1,206                CLECO Corp. ......................         27,436
  3,446                CMS Energy Corp. .................         91,905
    458                CN Energy Group, Inc. ............         19,305
  2,347                Conectiv, Inc. ...................         54,263
  5,476                Consolidated Edison, Inc.  .......        217,616
  4,279                Constellation Energy Group,
                         Inc. ...........................        125,974
  6,388                Dominion Resources, Inc. .........        386,410
  3,269                DPL, Inc. ........................         79,633
  1,499                DQE, Inc. ........................         31,224
  4,256                DTE Energy Co. ...................        179,816

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
 19,931                Duke Energy Corp. ................   $    769,536
  8,412                Edison International .............        118,104
  1,491                El Paso Electric Co.* ............         21,605
    367                Empire District Electric Co.
                         (The) ..........................          7,303
  3,004                Energy East Corp. ................         65,667
  5,699                Entergy Corp. ....................        213,712
  8,278                Exelon Corp. .....................        467,707
  5,783                FirstEnergy Corp.* ...............        175,456
  4,541                FPL Group, Inc. ..................        245,214
  3,254                GPU, Inc. ........................        117,925
    844                Hawaiian Electric Industries,
                         Inc. ...........................         33,043
  1,011                IDACORP, Inc. ....................         37,407
  1,663                Kansas City Power & Light
                         Co. ............................         40,411
    432                Madison Gas & Electric Co. .......         10,536
  8,765                Mirant Corp.* ....................        271,101
  2,888                Montana Power Co.* ...............         28,967
  4,137                Niagara Mohawk Holdings
                         Inc.* ..........................         70,288
  3,694                Northeast Utilities ..............         73,880
    619                Northwestern Corp. ...............         13,234
  1,422                NSTAR ............................         60,790
  2,092                OGE Energy Corp. .................         45,187
  2,473                Orion Power Holdings, Inc.* ......         51,191
    651                Otter Tail Power Co. .............         17,922
  9,996                PG&E Corp.* ......................        148,641
  2,230                Pinnacle West Capital Corp. ......         94,284
  2,812                Potomac Electric Power Co. .......         60,880
  3,769                PPL Corp.  .......................        169,530
  5,321                Progress Energy, Inc. ............        227,579
  1,079                Public Service Company of
                         New Mexico .....................         31,949
  5,370                Public Service Enterprise
                         Group, Inc.  ...................        251,316
  2,290                Puget Energy Inc.  ...............         54,891
  7,680                Reliant Energy, Inc.  ............        241,920
  1,360                Reliant Resources, Inc.* .........         31,321
    927                RGS Energy Group Inc. ............         35,736
  2,704                SCANA Corp. ......................         72,575
  2,107                Sierra Pacific Resources .........         33,248
 17,687                Southern Co. (The) ...............        415,644


                       See Notes to Financial Statements
                                       44

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
      3,548            TECO Energy, Inc. ................   $    101,366
      6,633            TXU Corp.  .......................        308,434
        356            UIL Holdings Corp. ...............         17,134
        871            UniSource Energy Corp. ...........         16,026
      2,971            UtiliCorp United, Inc. ...........         91,774
      1,845            Western Resources, Inc. ..........         34,299
      3,081            Wisconsin Energy Corp.  ..........         68,213
        712            WPS Resources Corp. ..............         24,066
      8,861            Xcel Energy, Inc.* ...............        238,715
                                                            ------------
                                                               8,451,444
                                                            ------------
                       Electrical Products (0.4%)
      1,028            Active Power, Inc.* ..............          9,149
        346            Alpine Group, Inc. (The)* ........            484
      5,036            American Power Conversion
                         Corp.* .........................         67,231
        549            American Superconductor
                         Corp.* .........................          9,338
        367            AstroPower, Inc.* ................         16,387
        857            Baldor Electric Co. ..............         18,880
        666            Belden Inc. ......................         16,284
        716            C&D Technologies, Inc. ...........         22,375
      1,110            Cable Design Technologies
                         Corp.* .........................         16,705
      2,065            Capstone Turbine Corp.* ..........         23,995
      2,417            Cooper Industries, Inc. ..........        100,330
     11,063            Emerson Electric Co. .............        634,574
      2,459            Energizer Holdings, Inc.* ........         46,106
        925            Ferro Corp. ......................         20,442
        134            Franklin Electric Co., Inc. ......          9,154
        344            Genlyte Group Inc. (The)* ........         10,874
      1,590            Hubbell, Inc. (Class B) ..........         47,223
        513            Littelfuse, Inc.* ................         14,390
      1,044            MagneTek, Inc.* ..................         11,025
      5,045            Molex Inc.  ......................        173,548
      1,067            National Service Industries,
                         Inc. ...........................         24,136
      2,008            Power-One, Inc.* .................         31,124
        728            Rayovac Corp.* ...................         15,193
        637            SLI, Inc. ........................          3,599
      1,558            Thomas & Betts Corp.* ............         32,328
        492            Thomas Industries, Inc. ..........         12,654

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
       869             Valence Technology, Inc.* ........   $      5,205
       489             Wilson Greatbatch
                       Technologies, Inc.* ..............         12,259
                                                            ------------
                                                               1,404,992
                                                            ------------
                       Electronic Components (0.4%)
       383             ACT Manufacturing, Inc.* .........          3,026
     1,136             Amphenol Corp. (Class A)* ........         47,121
       602             Anaren Microwave Inc.* ...........         13,659
     1,070             APW Ltd.* ........................          9,630
     1,033             Artesyn Technologies, Inc.* ......         10,960
     4,514             AVX Corp. ........................         99,308
       121             Bel Fuse Inc. (Class A)* .........          2,874
       521             Benchmark Electronics, Inc.*......         11,634
     1,949             Cree Research, Inc.* .............         47,673
       748             CTS Corp. ........................         16,493
       646             Hutchinson Technology Inc.*.......         11,925
     4,938             Jabil Circuit, Inc.* .............        160,485
     2,386             Kemet Corp.* .....................         46,193
     2,949             Komag Inc.* ......................            354
     1,646             Kopin Corp.* .....................         25,661
     4,258             Luminent Inc.* ...................         13,413
     1,871             MEMC Electronic Materials,
                         Inc.* ..........................         10,833
       943             Methode Electronics, Inc.
                         (Class A) ......................          8,459
     1,829             NVIDIA Corp.* ....................        147,966
       429             Park Electrochemical Corp. .......         10,575
     1,087             Plexus Corp.* ....................         38,925
     2,613             Rambus Inc.* .....................         20,486
     1,941             Read-Rite Corp.* .................          9,006
       220             Sage, Inc.* ......................          3,516
     1,837             SanDisk Corp.* ...................         43,427
     8,254             Sanmina Corp.* ...................        179,524
       602             SIPEX Corp.* .....................          7,928
    16,867             Solectron Corp.* .................        294,835
       435             Spectrian Corp.* .................          7,151
       688             Stanford Microdevices, Inc.*......          5,504
     1,676             Stratos Lightwave, Inc.* .........         15,939
       894             Technitrol, Inc.* ................         22,189
       531             Three-Five Systems, Inc.* ........         11,645
     1,019             TTM Technologies, Inc.* ..........          9,670
     3,653             Viasystems Group, Inc.* ..........         10,411


                       See Notes to Financial Statements
                                       45

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
      1,140            Vicor Corp.* ......................   $     22,378
      3,561            Vishay Intertechnology, Inc.*......         85,642
      1,486            WJ Communications, Inc.* ..........          5,840
                                                             ------------
                                                                1,492,258
                                                             ------------
                       Electronic Distributors (0.1%)
        947            Anixter International, Inc.* ......         27,321
      2,548            Arrow Electronics, Inc.* ..........         68,159
      3,030            Avnet, Inc.* ......................         72,387
        513            Black Box Corp.* ..................         28,143
      1,331            Brightpoint, Inc.* ................          4,020
      2,267            CDW Computer Centers,
                         Inc.* ...........................         97,413
      1,297            CellStar Corp.* ...................          2,944
      3,096            CompuCom Systems, inc.* ...........         10,991
      2,003            Ingram Micro Inc. (Class A)* ......         27,962
        271            MCSi, Inc.* .......................          3,387
        668            Pioneer-Standard Electronics,
                         Inc.* ...........................          7,956
      3,174            Safeguard Scientifics, Inc.* ......         11,744
        327            ScanSource, Inc.* .................         15,886
      1,448            Tech Data Corp.* ..................         51,187
                                                             ------------
                                                                  429,500
                                                             ------------
                       Electronic Equipment/
                       Instruments (0.6%)
     11,794              Agilent Technologies, Inc.* .....        337,426
        642            Caliper Technologies Corp.* .......         10,561
      1,067            Checkpoint Systems, Inc.* .........         12,911
      1,848            Diebold, Inc.* ....................         63,756
      1,020            Excel Technology, Inc.* ...........         21,053
     10,628            Gemstar-TV Guide
                         International, Inc.* ............        431,391
      1,106            Hypercom Corp.* ...................          6,581
      1,098            Identix Inc.* .....................          5,468
     33,985            JDS Uniphase Corp.* ...............        314,021
        301            Kronos, Inc.* .....................         13,265
        921            Mechanical Technology, Inc.*.......          5,065
        895            MTS Systems Corp.* ................         12,530
        950            Newport Corp.* ....................         21,802
        676            NYFIX, Inc.* ......................         12,574
      1,059            Paxar Corp.* ......................         14,402
      2,606            PerkinElmer, Inc.* ................         82,089
        799            Radiant Systems, Inc.* ............          9,572

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
      4,721            Rockwell International Corp.*......   $     75,772
      3,796            SCI Systems, Inc.* ................        110,843
        586            SeaChange International,
                         Inc.* ...........................         15,213
      2,070            Sensormatic Electronics
                         Corp.* ..........................         30,491
        445            Spectra-Physics Lasers, Inc.*......          8,820
      1,333            Sunrise Telecom Inc.* .............          6,757
      5,925            Symbol Technologies, Inc.* ........         73,529
      2,536            Tektronix, Inc.* ..................         57,542
      4,680            Thermo Electron Corp.* ............        106,704
      1,395            Unova, Inc.* ......................          7,965
      3,404            Waters Corp.* .....................        100,418
      1,151            Wave Systems Corp.
                         (Class A)* ......................          3,649
     17,926            Xerox Corp. .......................        143,049
        756            Zomax, Inc.* ......................          4,249
        387            Zygo Corp.* .......................          7,748
                                                             ------------
                                                                2,127,216
                                                             ------------
                       Electronic Production
                       Equipment (0.7%)
        660            ADE Corporation* ..................          9,801
        860            Advanced Energy Industries,
                         Inc.* ...........................         28,165
      4,080            Amkor Technology, Inc.* ...........         74,256
     20,995            Applied Materials, Inc.* ..........        962,831
      1,095            Artisan Components, Inc.* .........         10,293
        916            Asyst Technologies, Inc.* .........         13,824
        791            ATMI, Inc.* .......................         20,123
      2,540            Axcelis Technologies, Inc.* .......         35,992
        577            AXT, Inc.* ........................         12,394
        479            Brooks Automation, Inc.* ..........         22,786
      1,864            Chippac Inc.* .....................         18,547
      1,155            Cognex Corp.* .....................         35,528
        500            Cohu, Inc.* .......................          9,455
      1,433            Credence Systems Corp.* ...........         29,663
        780            Cymer, Inc.* ......................         22,207
        462            DuPont Photomasks, Inc.* ..........         17,819
        717            Electro Scientific Industries,
                         Inc.* ...........................         23,052
        503            Electroglas, Inc.* ................          8,123
        904            EMCORE Corp.* .....................         21,515
      1,795            Entegris Inc.* ....................         20,553


                       See Notes to Financial Statements
                                       46

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
      820              FEI Co.* .........................   $     31,144
      541              FSI International, Inc.* .........          7,866
      564              Helix Technology Corp.* ..........         14,912
      434              Keithley Instruments, Inc.* ......          8,702
    4,787              KLA-Tencor Corp.* ................        260,365
    1,280              Kulicke & Soffa Industries,
                         Inc.* ..........................         21,645
    3,192              Lam Research Corp.* ..............         89,344
    1,220              LTX Corp.* .......................         25,266
      984              Mattson Technology, Inc.* ........         14,258
    1,731              Mentor Graphics Corp.* ...........         32,283
      982              MKS Instruments, Inc.* ...........         25,129
      580              Nanometrics Inc.* ................         19,140
    3,725              Novellus Systems, Inc.* ..........        189,863
      862              Numerical Technologies,
                         Inc.* ..........................         22,929
      180              Photon Dynamics, Inc.* ...........          7,002
      806              Photronics, Inc.* ................         16,845
      626              PRI Automation, Inc.* ............          9,797
      420              Rudolph Technologies, Inc.* ......         17,430
      988              Semitool Inc* ....................         12,992
    1,576              Synopsys, Inc.* ..................         81,558
    4,501              Teradyne, Inc.* ..................        152,944
      542              Therma-Wave Inc.* ................          7,642
      727              Ultratech Stepper, Inc.* .........         16,728
      852              Varian Semiconductor
                         Equipment Associates, Inc.* ....         29,956
      670              Veeco Instruments, Inc.* .........         24,756
                                                            ------------
                                                               2,537,423
                                                            ------------
                       Electronics/Appliance Stores (0.2%)
    5,406              Best Buy Co., Inc.* ..............        361,986
      812              Blockbuster, Inc. (Class A) ......         14,007
    5,371              Circuit City Stores, Inc.-
                         Circuit City Group .............        100,706
      585              Electronics Boutique Holdings
                         Corp.* .........................         19,305
      987              Hollywood Entertainment
                         Corp.* .........................          8,301
    4,788              RadioShack Corp. .................        135,165
      271              REX Stores Corp.* ................          6,995
      932              Trans World Entertainment
                         Corp.* .........................          7,176

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
      518              Tweeter Home Entertainment
                         Group, Inc.* ...................   $     14,779
      192              Ultimate Electronics Inc.* .......          5,174
                                                            ------------
                                                                 673,594
                                                            ------------
                       Electronics/Appliances (0.1%)
      996              3DO Co. (The)* ...................          4,313
      756              Applica Inc.* ....................          7,522
    1,567              Fedders Corp.* ...................          7,506
      900              Harman International
                         Industries, Inc. ...............         33,300
    3,121              Helen of Troy Ltd.  ..............         43,538
      159              Interlogix, Inc.* ................          4,048
    1,965              Maytag Corp. .....................         65,886
      249              National Presto Industries,
                         Inc. ...........................          6,897
      351              ParkerVision, Inc.* ..............          7,722
      336              Salton, Inc.* ....................          6,102
    1,136              Universal Electronics Inc.* ......         16,540
    1,720              Whirlpool Corp. ..................        121,329
                                                            ------------
                                                                 324,703
                                                            ------------
                       Engineering & Construction (0.1%)
    3,084              Comfort Systems USA, Inc.*........         11,442
    1,142              Dycom Industries, Inc.* ..........         24,998
      473              EMCOR Group, Inc.* ...............         20,566
    1,647              Encompass Services Corp.*.........         11,858
    2,073              Fluor Corp. ......................         81,946
    3,063              Foster Wheeler Ltd. ..............         21,931
    1,075              Granite Construction Inc. ........         26,187
      700              Insituform Technologies, Inc.
                         (Class A)* .....................         24,570
    2,910              Integrated Electrical Services,
                         Inc.* ..........................         25,026
      709              Jacobs Engineering Group,
                         Inc.* ..........................         41,519
    1,291              MasTec, Inc.* ....................         18,810
    1,531              Quanta Services, Inc.* ...........         37,280
    3,776              Spectrasite Holdings, Inc.* ......         20,730
      441              URS Corp.* .......................         10,791
                                                            ------------
                                                                 377,654
                                                            ------------


                       See Notes to Financial Statements
                                       47

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Environmental Services (0.2%)
      5,094            Allied Waste Industries, Inc.*......   $     95,971
        583            Casella Waste Systems Inc.,
                         (Class A)* .......................          7,987
        958            IT Group, Inc. (The)* ..............          5,010
        367            Landauer, Inc. .....................         11,285
      1,827            Newpark Resources, Inc.* ...........         16,224
      4,406            Republic Services, Inc.* ...........         87,679
      1,052            Tetra Tech, Inc.* ..................         23,880
      2,623            U.S. Plastic Lumber Corp.* .........          2,597
        692            Waste Connections, Inc.* ...........         22,552
        322            Waste Holdings Inc.* ...............          2,978
     16,150            Waste Management, Inc. .............        500,650
                                                              ------------
                                                                   776,813
                                                              ------------
                       Finance/Rental/Leasing (2.0%)
        574            Aaron Rents, Inc (Class A) .........          9,356
        553            Advanta Corp. (Class A) ............          7,521
      2,390            Allied Capital Corp. ...............         55,567
        372            AMERCO* ............................          7,217
        751            American Capital Strategies,
                         Ltd. .............................         20,502
      2,146            AmeriCredit Corp.* .................        131,958
        950            Ampal-American Israel Corp.
                         (Class A)* .......................          4,797
      1,311            ANC Rental Corp.* ..................          5,113
      1,319            Budget Group, Inc. (Class A)*.......          3,667
      5,380            Capital One Financial Corp. ........        345,773
        989            Cash American International,
                         Inc. .............................          9,099
        737            Charter Municipal Mortgage
                       Acceptance Co. .....................         11,423
      4,092            Comdisco, Inc. .....................          4,910
      1,248            CompuCredit Corp.* .................         13,915
      3,097            Countrywide Credit Industries,
                         Inc. .............................        134,131
      1,617            Credit Acceptance Corp.* ...........         15,394
        634            Dollar Thrifty Automotive
                         Group, Inc.* .....................         11,856
      1,156            Doral Financial Corp. ..............         42,841
        752            Electro Rent Corp.* ................         12,370
     25,827            Fannie Mae .........................      2,150,098
        485            Financial Federal Corp.* ...........         12,848
      1,545            FINOVA Group, Inc. .................          5,948

      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
    17,882             Freddie Mac ........................   $  1,223,844
     1,296             GATX Corp. .........................         52,034
     1,218             Heller Financial, Inc. .............         64,469
    11,976             Household International, Inc. ......        793,889
     3,588             Imperial Credit Industries,
                         Inc.* ............................          3,516
     1,596             IndyMac Bancorp, Inc.* .............         41,480
       708             Interpool, Inc. ....................         13,594
    21,993             MBNA Corp. .........................        778,552
       522             McGrath Rent Corp. .................         13,572
       432             Medallion Financial Corp. ..........          4,635
     1,658             Metris Companies, Inc. .............         57,533
     1,297             NationsRent, Inc.* .................            493
       699             NCO Group, Inc.* ...................         16,112
       730             Neff Corp.* ........................            693
       541             New Century Financial Corp.*........          5,978
     1,210             NextCard, Inc.* ....................          9,813
     7,371             Providian Financial Corp. ..........        363,906
     1,315             Rent-Way, Inc.* ....................         11,638
     1,620             Ryder System, Inc. .................         30,780
       537             Student Loan Corp. (The) ...........         40,817
     1,889             United Rentals, Inc.* ..............         44,184
     4,208             USA Education Inc. .................        337,103
       744             WFS Financial Inc.* ................         19,433
       158             White Mountains Insurance
                         Group, Inc.  .....................         56,880
       274             XTRA Corp.* ........................         14,993
                                                              ------------
                                                                 7,016,245
                                                              ------------
                       Financial Conglomerates (3.2%)
    34,162             American Express Co. ...............      1,377,753
   129,836             Citigroup, Inc. ....................      6,519,066
     8,722             Conseco, Inc.* .....................        127,341
     7,954             Hancock (John) Financial
                         Services , Inc. ..................        318,319
       830             Investors Financial Services
                         Corp. ............................         61,569
    51,258             J.P. Morgan Chase & Co. ............      2,219,471
     1,486             Leucadia National Corp. ............         48,533
     1,316             Liberty Financial Co., Inc. ........         43,007
     8,402             State Street Corp. .................        451,776
       194             Wesco Financial Corp. ..............         61,498
                                                              ------------
                                                                11,228,333
                                                              ------------


                       See Notes to Financial Statements
                                       48

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Financial Publishing/Services (0.3%)
       822             Advent Software, Inc.* .............   $     46,459
       567             BARRA, Inc.* .......................         28,293
     3,729             Equifax, Inc. ......................         88,228
       888             FactSet Research Systems
                         Inc. .............................         29,437
       253             GlobalNet Financial.com,
                         Inc.* ............................             89
     2,387             Interactive Data Corp.* ............         27,761
       297             MarketWatch.com, Inc.* .............            793
     5,040             McGraw-Hill Companies, Inc.
                         (The) ............................        309,305
     4,119             Moody's Corp. ......................        136,998
       684             Multex.com, Inc.* ..................          3,386
     2,802             SEI Investments Co. ................        134,272
        96             SmartServ Online, Inc. * ...........            830
     6,933             SunGard Data Systems Inc.*..........        189,063
       269             Value Line, Inc. ...................         11,621
                                                              ------------
                                                                 1,006,535
                                                              ------------
                       Food Distributors (0.2%)
     1,146             Fleming Companies, Inc. ............         40,591
       957             Performance Food Group Co.*.                 29,093
     3,419             Supervalu, Inc. ....................         71,696
    17,365             SYSCO Corp. ........................        466,077
       874             United Natural Foods, Inc.* ........         19,394
                                                              ------------
                                                                   626,851
                                                              ------------
                       Food Retail (0.5%)
     2,815             7-Eleven, Inc.* ....................         34,765
    10,457             Albertson's, Inc. ..................        342,258
     1,350             Casey's General Stores, Inc. .......         18,225
       968             Great Atlantic & Pacific Tea
                         Co., Inc. ........................         16,078
       737             Ingles Markets, Inc. (Class A)......          9,220
    20,933             Kroger Co.* ........................        551,794
       826             Pantry, Inc. (The)* ................          7,434
       787             Pathmark Stores Inc.* ..............         19,510
     1,210             Ruddick Corp. ......................         19,602
    13,049             Safeway Inc.* ......................        576,244
     3,083             Smart & Final, Inc.* ...............         32,217
       703             Weis Markets, Inc. .................         23,129

      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
     1,432             Whole Foods Market, Inc.* ..........   $     48,616
     1,205             Wild Oats Markets, Inc.* ...........         11,749
     3,627             Winn-Dixie Stores, Inc. ............         83,203
                                                              ------------
                                                                 1,794,044
                                                              ------------
                       Food: Major Diversified (0.7%)
     1,599             Aurora Foods, Inc.* ................          7,819
    10,543             Campbell Soup Co.  .................        288,456
     1,126             Del Monte Foods Co.* ...............         10,123
     1,463             Dole Food Co., Inc. ................         32,976
     7,348             General Mills, Inc. ................        323,165
     9,003             Heinz (H.J.) Co. ...................        389,020
    10,480             Kellogg Co.  .......................        315,134
     7,230             Kraft Foods Inc. (Class A)* ........        223,768
     3,411             Quaker Oats Company (The) ..........        300,168
     8,000             Ralston-Ralston Purina Group........        256,880
    20,308             Sara Lee Corp. .....................        409,612
                                                              ------------
                                                                 2,557,121
                                                              ------------
                       Food: Meat/Fish/Dairy (0.2%)
    13,867             Conagra Foods Inc. .................        298,002
       934             Dean Foods Co. .....................         39,135
       768             Dreyer's Grand Ice Cream,
                         Inc. .............................         21,143
     3,577             Hormel Foods Corp. .................         90,498
     2,737             IBP, Inc. ..........................         73,762
     1,090             Pilgrim's Pride Corp.
                         (Class B) ........................         16,372
        40             Seaboard Corp. .....................         10,320
     1,371             Smithfield Foods, Inc.* ............         60,324
       728             Suiza Foods Corp.* .................         40,106
     5,735             Tyson Foods, Inc. (Class A) ........         59,070
                                                              ------------
                                                                   708,732
                                                              ------------
                       Food: Specialty/Candy (0.3%)
       458             American Italian Pasta Co.
                         (Class A)* .......................         21,640
     5,088             Chiquita Brands International,
                         Inc.* ............................          6,462
     1,140             Earthgrains Co. ....................         45,817
        49             Farmer Brothers Co. ................         11,368
       537             Flowers Foods Inc. .................         19,509
     1,406             Fresh Del Monte Produce,
                         Inc.* ............................         16,802


                       See Notes to Financial Statements
                                       49

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      689              Gum Tech International, Inc.*........   $      5,546
      878              Hain Celestial Group, Inc.* .........         21,643
    3,528              Hershey Foods Corp. .................        212,950
    1,669              International Multifoods Corp........         34,398
    1,317              Interstate Bakeries Corp. ...........         29,501
      427              J & J Snack Foods* ..................         10,026
    1,010              Lancaster Colony Corp. ..............         33,108
      783              Lance, Inc. .........................         10,296
      567              Mannatech, Inc.* ....................            573
    1,777              McCormick & Co., Inc.
                         (Non-Voting) ......................         75,860
    1,733              NBTY, Inc.* .........................         26,913
      362              Neose Technologies, Inc.* ...........         15,323
      546              Ralcorp Holdings, Inc.* .............          9,610
      501              Riviana Foods, Inc. .................          8,517
      657              Smucker (J.M.) Co.  .................         17,838
    1,320              Tootsie Roll Industries, Inc.  ......         51,295
    5,832              Wrigley (Wm.) Jr. Co.  ..............        291,133
                                                               ------------
                                                                    976,128
                                                               ------------
                       Forest Products (0.2%)
    2,081              Georgia-Pacific Corp. (Timber
                         Group) ............................         74,937
    2,686              Louisiana-Pacific Corp. .............         28,525
    1,839              Plum Creek Timber Co., Inc.  ........         50,499
    1,343              Pope & Talbot, Inc. .................         18,533
      693              Rayonier Inc. .......................         32,051
      629              Universal Forest Products,
                         Inc. ..............................         12,335
    5,556              Weyerhaeuser Co. ....................        331,860
                                                               ------------
                                                                    548,740
                                                               ------------
                       Gas Distributors (0.5%)
    1,493              AGL Resources, Inc. .................         35,832
    1,058              Atmos Energy Corp. ..................         21,372
    1,337              Cascade Natural Gas Corp. ...........         27,275
    8,417              Dynegy, Inc. (Class A) ..............        390,380
      823              Energen Corp. .......................         20,986
    1,685              Equitable Resources, Inc. ...........         60,407
    3,591              KeySpan Corp. .......................        110,028
    2,956              Kinder Morgan, Inc. .................        154,894
      437              Laclede Gas Co. .....................          9,614
    1,759              MDU Resources Group, Inc. ...........         53,421
    1,072              National Fuel Gas Co. ...............         51,456


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      482              New Jersey Resources Corp. ..........   $     20,943
    1,501              NewPower Holdings, Inc.* ............         10,507
    1,248              Nicor Inc. ..........................         46,338
    5,367              NiSource Inc. .......................        141,474
      687              Northwest Natural Gas Co. ...........         16,543
      377              NUI Corp. ...........................          8,758
    1,508              ONEOK, Inc. .........................         27,446
      948              Peoples Energy Corp. ................         36,081
      820              Piedmont Natural Gas Co. ............         27,880
    2,187              Questar Corp. .......................         51,482
    1,070              SEMCO ENERGY, Inc. ..................         15,622
    5,318              Sempra Energy .......................        134,971
      355              South Jersey Industries, Inc.  ......         11,111
    1,330              Southern Union Co.* .................         27,252
      857              Southwest Gas Corp.* ................         20,482
    1,122              Southwestern Energy Co. .............         14,474
      757              UGI Corp. ...........................         20,280
    1,794              Vectren Corp. .......................         36,598
    1,249              WGL Holdings Inc. ...................         34,760
                                                               ------------
                                                                  1,638,667
                                                               ------------
                       Home Building (0.2%)
      207              Beazer Homes USA Inc.* ..............         15,103
    1,531              Centex Corp. ........................         72,018
    1,037              Champion Enterprises, Inc.* .........         11,303
    3,766              Clayton Homes, Inc. .................         60,557
      485              Crossmann Communities,
                         Inc. ..............................         19,240
    2,009              D.R. Horton, Inc. ...................         55,348
      779              Fleetwood Enterprises, Inc. .........         12,698
    1,158              KB HOME .............................         37,739
    1,682              Lennar Corp. ........................         77,187
      658              M.D.C. Holdings, Inc. ...............         27,597
      224              NVR, Inc.* ..........................         39,480
      637              Palm Harbor Homes, Inc.* ............         15,931
    1,091              Pulte Holmes, Inc. ..................         45,287
      412              Ryland Group, Inc. (The) ............         25,746
      347              Skyline Corp. .......................          9,091
      874              Standard Pacific Corp. ..............         20,591
      978              Toll Brothers, Inc.* ................         38,631
    1,184              Walter Industries, Inc. .............         16,623
      489              Webb (Del) Corp.* ...................         18,132
                                                               ------------
                                                                    618,302
                                                               ------------


                       See Notes to Financial Statements
                                       50

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued





      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Home Furnishings (0.2%)
    592                Bassett Furniture Industries,
                         Inc. .............................   $     8,702
  1,168                Department 56, Inc.* ...............        11,096
    597                Enesco Group* ......................         4,179
  1,071                Ethan Allen Interiors, Inc. ........        40,173
  1,355                Furniture Brands International,
                         Inc.* ............................        39,024
  1,551                La-Z-Boy, Inc. .....................        31,067
  5,067                Leggett & Platt, Inc. ..............       121,456
    318                Libbey, Inc. .......................        10,923
  1,350                Mohawk Industries, Inc.* ...........        59,400
  6,885                Newell Rubbermaid, Inc. ............       149,267
    394                Oneida Ltd. ........................         6,840
    469                Springs Industries, Inc.
                         (Class A) ........................        21,288
  1,511                Tupperware Corp. ...................        35,478
  1,274                Westpoint Stevens, Inc. ............         2,624
                                                              -----------
                                                                  541,517
                                                              -----------
                       Home Improvement Chains (1.1%)
  1,017                Fastenal Co. .......................        66,613
 60,254                Home Depot, Inc. (The) .............     3,034,994
 19,860                Lowe's Companies, Inc. .............       758,255
                                                              -----------
                                                                3,859,862
                                                              -----------
                       Hospital/Nursing Management (0.5%)
  1,074                Alterra Healthcare Corp.* ..........           268
  2,765                Beverly Enterprises, Inc.* .........        28,894
  2,225                Community Health Care* .............        71,200
 13,879                HCA Inc. ...........................       637,740
  6,328                Health Management
                         Associates, Inc. (Class A)*.......       125,041
  1,006                LifePoint Hospitals, Inc.* .........        43,067
  2,657                Manor Care, Inc.* ..................        85,555
  1,325                Orthodontic Centers of
                         America, Inc.* ...................        39,485
    831                Province Healthcare Co.* ...........        30,331
  1,603                Res-Care, Inc.* ....................        13,273
  1,178                Select Medical Corp.* ..............        23,666
    566                Sunrise Assisted Living, Inc.*......        17,269
  8,372                Tenet Healthcare Corp.* ............       464,730

      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
  1,847                Triad Hospitals, Inc.* .............   $    62,650
  1,548                Universal Health Services, Inc.
                         (Class B)* .......................        76,626
  2,469                US Oncology, Inc.* .................        19,974
                                                              -----------
                                                                1,739,769
                                                              -----------
                       Hotels/Resorts/Cruiselines (0.4%)
  1,037                Boca Resorts, Inc. (Class A)*.......        13,626
 15,098                Carnival Corp.* ....................       504,273
  1,289                Choice Hotels International,
                         Inc.* ............................        27,262
    446                Crestline Capital Corp.* ...........        12,898
  2,560                Extended Stay America, Inc.*........        35,840
  9,523                Hilton Hotels Corp. ................       115,324
    779                Marcus Corp. (The) .................        10,890
  6,294                Marriott International, Inc.
                         (Class A) ........................       300,538
  1,157                Prime Hospitality Corp.* ...........        13,896
  1,090                ResortQuest International,
                         Inc.* ............................        10,442
  4,963                Royal Caribbean Cruises Ltd. .......       117,276
  5,132                Starwood Hotels & Resorts
                         Worldwide, Inc. ..................       183,161
    661                Trendwest Resorts, Inc.* ...........        15,765
    751                Vail Resorts, Inc.* ................        14,982
                                                              -----------
                                                                1,376,173
                                                              -----------
                       Household/Personal Care (1.6%)
  1,498                Alberto-Culver Co. (Class B) .......        64,983
  6,126                Avon Products, Inc. ................       284,185
  1,179                Carter-Wallace, Inc. ...............        23,604
    980                Church & Dwight Co., Inc. ..........        24,863
  6,107                Clorox Co. .........................       228,280
 14,486                Colgate-Palmolive Co. ..............       785,141
    660                Del Laboratories, Inc.* ............        10,263
  2,545                Dial Corp. (The) ...................        41,254
  3,268                Estee Lauder Companies, Inc.
                         (The) (Class A) ..................       129,249
 27,227                Gillette Co. .......................       758,816
  2,474                International Flavors &
                         Fragrances, Inc. .................        72,068
 13,741                Kimberly-Clark Corp. ...............       835,590
  2,711                Nu Skin Enterprises, Inc.
                         (Class A) ........................        18,841


                       See Notes to Financial Statements
                                       51

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
  1,595                Playtex Products, Inc.* .............   $     15,934
 33,440                Procter & Gamble Co. (The) ..........      2,374,909
  2,487                Revlon Inc. (Class A)* ..............         21,637
                                                               ------------
                                                                  5,689,617
                                                               ------------
                       Industrial Conglomerates (4.1%)
256,469                General Electric Co.** ..............     11,156,401
 20,895                Honeywell International, Inc.  ......        770,399
  2,315                ITT Industries, Inc. ................        102,786
 10,222                Minnesota Mining &
                         Manufacturing Co.  ................      1,143,637
  1,038                SPX Corp.* ..........................        125,764
  3,687                Textron, Inc. .......................        207,652
 12,154                United Technologies Corp.* ..........        892,104
                                                               ------------
                                                                 14,398,743
                                                               ------------
                       Industrial Machinery (0.3%)
    204                Actuant Corp. (Class A)* ............          3,570
    235                CIRCOR International, Inc. ..........          3,913
  1,021                Flowserve Corp.* ....................         25,117
    828                Graco Inc. ..........................         27,986
    777                IDEX Corp. ..........................         25,151
  7,848                Illinois Tool Works Inc. ............        494,424
  4,129                Ingersoll-Rand Co.* .................        180,355
    273                Kadant Inc. .........................          3,817
    794                Kennametal, Inc. ....................         30,648
  1,077                Lincoln Electric Holdings,
                         Inc. ..............................         25,762
  1,600                McDermott International, Inc.*                17,664
    871                Milacron Inc. .......................         15,939
    862                Nordson Corp. .......................         21,464
  3,069                Parker-Hannifin Corp. ...............        137,184
    456                Regal-Beloit Corp. ..................          8,801
  1,012                Robbins & Myers, Inc. ...............         26,616
    794                Roper Industries, Inc. ..............         30,053
    503                Tecumseh Products Co.
                         (Class A) .........................         24,375
    261                Tennant Co. . .......................          9,795
  1,338                Wabtec Corp. ........................         19,401

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
    684                Watts Industries, Inc. ..............   $     10,821
    296                Woodward Governor Co. ...............         21,723
                                                               ------------
                                                                  1,164,579
                                                               ------------
                       Industrial Specialties (0.3%)
    809                Albany International Corp.
                         (Class A)* ........................         16,140
    537                Bacou USA, Inc.* ....................         15,170
    792                BMC Industries, Inc. ................          3,802
    895                BP Prudhoe Bay Royalty Trust.........         13,291
    619                Brady (W.H.) Co. (Class A) ..........         21,325
    939                Buckeye Technologies Inc.* ..........         12,723
    644                Cabot Microelectronics
                         Corp.* ............................         45,241
    469                CUNO, Inc.* .........................         12,171
  1,237                Donaldson Co., Inc. .................         38,100
  3,344                Ecolab, Inc. ........................        133,894
    585                Energy Conversion Devices,
                         Inc. * ............................         13,666
  2,371                Foamex International Inc.* ..........         18,494
    350                Fuller (H.B.) Co. ...................         18,434
    452                Ionics, Inc.* .......................         13,994
  2,006                Lydall, Inc.* .......................         21,926
    811                MacDermid, Inc.  ....................         13,300
    700                Material Sciences Corp.* ............          7,315
  1,238                Millipore Corp. .....................         80,693
    450                Mine Safety Appliances Co. ..........         14,602
    534                Minerals Technologies, Inc. .........         22,679
  3,133                Omnova Solutions, Inc. ..............         21,430
  4,348                PPG Industries, Inc. ................        238,923
    556                Research Frontiers Inc.* ............         14,456
    412                Rogers Corp.* .......................         11,186
  2,725                RPM, Inc.* ..........................         25,288
  4,097                Sherwin-Williams Co. ................         93,780
    651                Spartech Corp. ......................         15,364
    799                Symyx Technologies, Inc.* ...........         18,776
  1,188                UCAR International, Inc.* ...........         13,187
  1,271                Valspar Corp. (The) .................         43,087
  1,246                WD-40 Co. ...........................         27,599
  1,363                Zoltek Companies, Inc.* .............          5,111
                                                               ------------
                                                                  1,065,147
                                                               ------------


                       See Notes to Financial Statements
                                       52

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Information Technology
                       Services (0.6%)
      1,067            Aether Systems, Inc* ..............   $    11,289
      1,117            American Management
                         Systems, Inc.* ..................        20,787
        859            Analysts International Corp. ......         4,364
        445            CACI International Inc.
                         (Class A)* ......................        15,575
      1,767            CGI Group Inc. (Class A)
                         (Canada)* .......................        10,070
      1,492            CIBER, Inc. * .....................        10,489
      4,769            Citrix Systems, Inc.* .............       159,618
        164            Cognizant Technology
                         Solutions Corp.* ................         7,257
      4,353            Computer Sciences Corp.* ..........       157,187
        991            Convansys Corp.* ..................        10,564
      1,140            Datatec Systems, Inc.* ............           809
        994            Documentum, Inc.* .................        14,860
     12,081            Electronic Data Systems
                         Corp. ...........................       771,372
      2,284            Henry (Jack) & Associates,
                         Inc. ............................        64,569
      1,273            iGATE Capital Corp.* ..............         4,634
      2,520            Indus International, Inc.* ........        19,127
      7,986            Infonet Services Corp.
                         (Class B)* ......................        51,270
      2,982            J.D. Edwards & Co.* ...............        38,020
        864            JDA Software Group, Inc.* .........        18,058
      1,879            Keane, Inc.* ......................        34,761
        695            Manhattan Associates, Inc.* .......        21,774
        500            McAfee.com Corp.* .................         8,075
        392            MICROS Systems, Inc.* .............         7,566
      1,351            National Instruments Corp.* .......        48,177
        614            NetScout Systems, Inc.* ...........         3,635
        359            Netsolve, Inc.* ...................         4,344
      7,591            PeopleSoft, Inc.* .................       331,499
      2,521            Perot Systems Corp.
                         (Class A)* ......................        42,479
      2,204            QAD, Inc.* ........................         7,361
        894            Rainmaker Systems, Inc.* ..........           572
      1,918            Reynolds & Reynolds Co.
                         (Class A)* ......................        43,922
      1,591            RSA Security, Inc.* ...............        38,964
      3,162            Sapient Corp.* ....................        19,762

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
       702             StorageNetworks, Inc.* ............   $     4,387
     1,106             SVI Solutions Inc.* ...............           874
     1,110             Sykes Enterprises, Inc.* ..........         7,759
     1,003             Syntel, Inc.* .....................         8,927
       813             Systems & Computer
                         Technology Corp.* ...............        10,374
     8,177             Unisys Corp.* .....................        93,627
       819             USDATA Corp.* .....................           205
     1,992             Wind River Systems, Inc.* .........        28,525
       663             Zamba Corp.* ......................           557
                                                             -----------
                                                               2,158,045
                                                             -----------
                       Insurance Brokers/Services (0.3%)
     6,761             AON Corp. .........................       239,677
       776             Brown & Brown, Inc. ...............        37,520
       796             CCC Information Services
                         Group, Inc.* ....................         4,816
     1,650             ChoicePoint Inc.* .................        67,369
     1,407             Copart, Inc.* .....................        39,931
       189             CorVel Corp.* .....................         7,040
     1,189             Crawford & Co. (Class B) ..........        15,457
     2,082             Gallagher (Arthur J.) & Co. .......        57,255
       382             Hilb, Rogal & Hamilton Co. ........        17,476
     7,114             Marsh & McLennan
                       Companies, Inc. ...................       714,246
                                                             -----------
                                                               1,200,787
                                                             -----------
                       Integrated Oil (3.2%)
     2,332             Amerada Hess Corp. ................       180,217
    16,563             Chevron Corp. .....................     1,513,693
    16,130             Conoco, Inc. (Class B) ............       500,030
   178,150             Exxon Mobil Corp. .................     7,439,544
     1,186             Murphy Oil Corp. ..................        90,788
     6,603             Phillips Petroleum Co. ............       376,965
     1,344             Pure Resources, Inc.* .............        24,662
    14,225             Texaco, Inc. ......................       985,081
                                                             -----------
                                                              11,110,980
                                                             -----------
                       Internet Retail (0.0%)
     1,961             1-800-FLOWERS.COM, Inc. *..........        23,532
     9,274             Amazon.com, Inc.* .................       115,832
     2,585             Ashford.com, Inc.* ................           388
     2,691             Barnesandnoble.com. Inc.* .........         3,310


                       See Notes to Financial Statements
                                       53

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
      3,258            BUY.COM* ..........................   $    586
      1,139            Cyberian Outpost, Inc.* ...........        524
      1,463            Egghead.com, Inc.* ................        468
                                                             --------
                                                              144,640
                                                             --------
                       Internet Software/Services (0.7%)
        677            Accrue Software, Inc.* ............        271
        848            Agency.com, Inc.* .................      2,748
      1,251            Agile Software Co.* ...............     15,062
      2,846            Akamai Technologies, Inc.* ........     22,056
      1,334            Alloy Online, Inc.* ...............     22,998
      1,754            America Online Latin America,
                         Inc.* ...........................     10,278
      3,183            Applied Digital Solutions,
                         Inc.* ...........................        987
        771            AppliedTheory Corp.* ..............        324
        347            Apropos Technology, Inc.* .........        781
        800            Ardent Communications Inc.*........        320
      6,762            Ariba, Inc.* ......................     27,116
      1,845            Art Technology Group, Inc.* .......      3,708
      8,517            At Home Corp. (Series A)* .........     10,050
     10,178            BEA Systems, Inc.* ................    224,425
      1,882            Blue Martini Software, Inc.* ......      2,842
        553            Braun Consulting, Inc.* ...........      4,225
      7,292            BroadVision, Inc.* ................     24,939
        437            C-Bridge Internet Solutions,
                         Inc.* ...........................        590
        603            Centra Software, Inc.* ............      9,865
        999            Click Commerce, Inc.* .............      5,944
      8,707            CMGI Inc.* ........................     17,588
      3,567            CNET Networks, Inc.* ..............     39,237
        919            Cobalt Group, Inc. (The)* .........      3,115
      5,241            Commerce One, Inc.* ...............     19,601
        399            Concero, Inc.* ....................        188
        605            CyberSource Corp.* ................        544
        893            Data Return Corp.*.................        420
        256            Dice Inc.* ........................        169
        633            Digex, Inc.* ......................      3,652
        764            Digital Insight Corp.* ............     14,325
      1,491            Digitas Inc.* .....................      5,278
      3,026            Divine Inc. (Class A)* ............      3,843
      3,438            Earthlink, Inc.* ..................     56,280
      1,040            EasyLink Services Corp
                         (Class A)* ......................        385

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
       669             Elcom International, Inc.* ........   $  1,037
     1,082             eLoyalty Corp.* ...................        487
       707             Embarcadero Technologies,
                         Inc.* ...........................     11,892
       852             eSoft, Inc.* ......................      1,022
       726             eXcelon Corp.* ....................        878
     1,174             EXE Technologies, Inc.* ...........      4,919
    14,500             Exodus Communications,
                         Inc.* ...........................     16,965
       573             F5 Networks, Inc.* ................      8,372
       819             FirePond, Inc.* ...................        541
       696             Frontline Capital Group* ..........      1,009
       955             General Magic, Inc.* ..............        650
     4,747             Genuity Inc.* .....................     11,345
     1,383             GoTo.com, Inc.* ...................     32,625
       752             HearMe Inc.* ......................         45
     2,784             iBEAM Broadcasting Corp.* .........        696
       296             Inforte Corp.* ....................      3,315
     8,497             InfoSpace, Inc.* ..................     17,759
     3,346             Inktomi Corp.* ....................     13,384
     1,243             Interliant, Inc.* .................        697
     4,035             Internap Network Services
                         Corp.* ..........................      7,626
     1,125             Internet Security Systems,
                         Inc.* ...........................     25,909
     2,706             Interwoven, Inc.* .................     27,845
       572             IntraNet Solutions, Inc.* .........     13,476
     1,007             ITXC Corp.* .......................      3,857
       190             J2 Global Communications,
                         Inc.* ...........................        760
       775             Jupiter Media Metrix, Inc.* .......        914
     3,824             Kana Communications, Inc.*.........      6,654
       719             Keynote Software, Inc.* ...........      6,399
     4,111             KPMG Consulting, Inc.* ............     57,390
       949             Lante Corp.* ......................        883
     2,713             Liberate Technologies, Inc.* ......     32,692
       342             Lionbridge Technologies,
                         Inc.* ...........................        427
       407             Liquid Audio, Inc.* ...............      1,022
     1,175             MatrixOne, Inc.* ..................     18,624
     1,192             MessageMedia, Inc.* ...............        560
     1,130             MicroStrategy Inc.* ...............      3,661
     1,340             National Information
                       Consortium, Inc.* .................      3,899


                       See Notes to Financial Statements
                                       54

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
    588                Net Perceptions, Inc. * ...........   $     853
    791                Netegrity, Inc.* ..................      20,542
  1,435                NetManage, Inc.* ..................         976
    687                NetObjects, Inc.* .................         584
    936                NetSpeak Corp.* ...................       2,827
     54                Netzee, Inc.* .....................          95
  4,399                Openwave Systems Inc.* ............     112,438
  2,295                Organic, Inc.* ....................         574
    728                Packeteer, Inc.* ..................       6,552
  4,343                Portal Software, Inc.* ............      11,726
  1,617                Prodigy Communications
                         Corp. (Class A)* ................       9,055
    339                QRS Corp.* ........................       4,932
  2,264                Quest Software, Inc.* .............      63,550
  1,302                Rare Medium Group, Inc.* ..........         378
  4,170                RealNetworks, Inc.* ...............      29,273
  1,293                Retek, Inc.* ......................      41,479
  1,533                S1 Corp.* .........................      20,833
  1,171                Saba Software, Corp.* .............      15,047
    720                Secure Computing Corp.* ...........      11,376
  1,784                SeeBeyond Technology
                         Corp.* ..........................      13,202
    981                Selectica Inc. * ..................       2,953
 11,700                Siebel Systems, Inc.* .............     403,182
    479                SilverStream Software, Inc.*.......       3,018
    413                Softnet Systems, Inc.* ............         702
  1,663                SonicWALL, Inc.* ..................      35,339
    898                Support.com, Inc.* ................       1,985
    874                TenFold Corp.* ....................       1,285
    706                Tumbleweed Communications
                         Corp.* ..........................       2,189
    990                Vastera, Inc.* ....................      12,860
  5,186                VeriSign, Inc.* ...................     283,207
  2,143                VerticalNet, Inc.* ................       2,979
    341                Viador Inc.* ......................         102
  1,072                Viewpoint Corp.* ..................       6,539
  6,323                Vignette Corp.* ...................      50,205
  3,424                Vitria Technology, Inc.* ..........      12,224
    660                WatchGuard Technologies,
                         Inc.* ...........................       7,062
    311                Webb Interactive Services,
                         Inc. * ..........................         569

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
    986                WebEx Communications, Inc.*           $  22,589
  1,269                webMethods, Inc.* .................      19,809
 14,637                Yahoo! Inc.* ......................     257,904
    386                ZixIt Corp.* ......................       3,300
                                                             ---------
                                                             2,390,684
                                                             ---------
                       Investment Banks/Brokers (1.4%)
  4,509                AmeriTrade Holding Corp.
                         (Class A)* ......................      29,038
  2,747                Bear Stearns Companies, Inc.
                         (The) ...........................     159,738
  8,637                E*TRADE Group, Inc.* ..............      55,968
  2,074                Edwards (A.G.), Inc. ..............      90,738
    208                eSPEED, Inc (Class A)* ............       2,943
    635                First Albany Companies Inc. .......       6,426
  3,461                Goldman Sachs Group, Inc.
                         (The) ...........................     287,817
    837                Instinet Group, Inc.* .............      11,634
    832                Investment Technology Group,
                         Inc.* ...........................      43,672
    663                Jefferies Group, Inc.  ............      23,510
  3,285                Knight Trading Group, Inc. * ......      35,741
  1,506                LaBranche & Co., Inc.* ............      43,599
  1,688                Legg Mason, Inc. ..................      81,260
  6,364                Lehman Brothers Holdings,
                         Inc. ............................     458,208
 21,671                Merrill Lynch & Co., Inc.* ........   1,175,435
 29,406                Morgan Stanley Dean Witter &
                         Co. (See Note 4) ................   1,759,067
  1,274                Raymond James Financial,
                         Inc. ............................      38,093
 35,788                Schwab (Charles) Corp. ............     536,462
  2,159                Siebert Financial Corp.* ..........       9,740
    460                Southwest Securities Group,
                         Inc. ............................       8,299
  1,146                TD Waterhouse Group, Inc.* ........      10,681
    730                Tucker Anthony Sutro Corp. ........      17,484
    459                Wit Soundview Group, Inc.* ........         881
                                                             ---------
                                                             4,886,434
                                                             ---------


                       See Notes to Financial Statements
                                       55

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Investment Managers (0.3%)
    276                Acacia Research Corp.* ...........   $    4,714
    602                Affiliated Managers Group,
                         Inc.* ..........................       40,779
  1,929                Alliance Capital Management
                         Holding L.P. ...................      100,308
  1,813                Eaton Vance Corp. ................       61,896
  3,007                Federated Investors, Inc.
                         (Class B) ......................       90,902
  6,830                Franklin Resources, Inc. .........      294,646
    841                John Nuveen Co. (The)
                         (Class A) ......................       52,159
  1,264                Neuberger Berman Inc. ............       86,887
  5,662                Stilwell Financial, Inc. .........      167,935
  3,194                T. Rowe Price Group Inc.* ........      121,244
  2,084                Waddell & Reed Financial, Inc.
                         (Class A) ......................       64,187
                                                            ----------
                                                             1,085,657
                                                            ----------
                       Investment Trusts/Mutual Funds (0.0%)
    425                Winfield Capital Corp.* ..........          680
                                                            ----------
                       Life/Health Insurance (0.8%)
 13,576                 AFLAC, Inc. ......................      401,578
 12,887                American General Corp. ...........      596,024
    712                American National Insurance
                         Co.  ...........................       57,159
    785                AmerUs Group Co. .................       25,316
    549                Delphi Financial Group, Inc.
                         (Class A)* .....................       20,944
    675                FBL Financial Group, Inc.
                         (Class A) ......................       12,555
  1,154                Great American Financial
                         Resources, Inc.  ...............       21,003
  3,978                Jefferson-Pilot Corp. ............      188,995
    249                Kansas City Life Insurance Co.            9,417
  4,849                Lincoln National Corp.  ..........      247,444
 19,358                MetLife, Inc. ....................      573,965
    327                National Western Life
                         Insurance Co. (Class A)* .......       36,300
    766                Presidential Life Corp. ..........       14,730
  1,793                Protective Life Corp. ............       59,528
  1,306                Reinsurance Group of
                       America, Inc. ....................       51,038

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
    873                StanCorp Financial Group,
                         Inc. ...........................   $   38,499
  1,342                The MONY Group Inc. ..............       53,009
  3,239                Torchmark Corp. ..................      134,451
  1,024                UICI * ...........................       13,558
  6,232                UnumProvident Corp. ..............      177,799
                                                            ----------
                                                             2,733,312
                                                            ----------
                       Major Banks (3.6%)
 41,386                Bank of America Corp. ............    2,632,977
 18,992                Bank of New York Co., Inc. .......      851,981
 30,089                Bank One Corp. ...................    1,164,745
 10,515                BB&T Corp. .......................      388,109
  4,608                Comerica, Inc. ...................      283,807
 25,338                First Union Corp. ................      896,965
 27,965                FleetBoston Financial Corp. ......    1,049,247
  6,481                Huntington Bancshares, Inc. ......      118,667
 10,961                KeyCorp ..........................      293,207
 12,321                Mellon Financial Corp. ...........      468,444
 15,511                National City Corp. ..............      498,213
  7,462                PNC Financial Services Group,
                         Inc. ...........................      495,104
  3,516                Popular, Inc. ....................      122,955
  8,777                SouthTrust Corp. .................      225,306
  7,539                SunTrust Banks, Inc. .............      522,076
  4,088                UnionBanCal Corp. ................      151,215
  5,516                Wachovia Corp. ...................      392,188
 44,312                Wells Fargo & Co. ................    2,041,011
                                                            ----------
                                                            12,596,217
                                                            ----------
                       Major Telecommunications (4.0%)
    712                Alaska Communications
                         Systems Holdings, Inc.* ........        5,411
  8,083                ALLTEL Corp. .....................      498,317
 90,231                AT&T Corp. .......................    1,823,569
 48,390                BellSouth Corp. ..................    1,969,473
  5,631                BroadWing Inc.* ..................      136,890
    463                NTelos Inc.* .....................        7,306
  7,179                NTL Inc.* ........................       68,272
    893                Pac-West Telecomm, Inc.* .........          893
    928                Primus Telecommunications
                         Group, Inc.* ...................          789


                       See Notes to Financial Statements
                                       56

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
     2,360             RCN Corp.* ........................   $      9,511
    86,960             SBC Communications, Inc. ..........      3,915,809
    22,884             Sprint Corp. (FON Group) ..........        534,113
     2,058             UnitedGlobalCom, Inc.
                         (Class A)* ......................         13,871
    69,834             Verizon Communications Inc. .......      3,781,511
    74,804             WorldCom Group* ...................      1,047,259
     3,100             Worldcom Inc.- MCI Group* .........         41,175
                                                             ------------
                                                               13,854,169
                                                             ------------
                       Managed Health Care (0.5%)
     3,725             Aetna Inc. ........................        105,082
       658             AmeriPath, Inc.* ..................         19,760
     5,958             Caremark Rx, Inc.* ................        104,742
     3,916             CIGNA Corp. .......................        392,814
     1,693             Coventry Health Care, Inc.* .......         38,956
     2,554             First Health Group Corp.* .........         67,911
     3,175             Health Net Inc.* ..................         58,261
     4,508             Humana, Inc.* .....................         50,264
     1,285             Magellan Health Services,
                         Inc.* ...........................         15,407
     1,291             Mid Atlantic Medical Services,
                         Inc.* ...........................         27,111
     2,546             Oxford Health Plans, Inc.* ........         73,834
       880             PacifiCare Health Systems,
                         Inc.* ...........................         10,886
       510             Rightchoice Managed Care,
                         Inc.* ...........................         25,271
       831             Sierra Health Services, Inc.*......          7,329
       952             Trigon Healthcare, Inc.* ..........         65,193
     8,190             UnitedHealth Group Inc. ...........        552,170
     1,647             Wellpoint Health Networks,
                       Inc.* .............................        176,163
                                                             ------------
                                                                1,791,154
                                                             ------------
                       Marine Shipping (0.0%)
     1,130             Alexander & Baldwin, Inc. .........         28,702
       629             Kirby Corp.* ......................         15,662
       894             Overseas Shipholding Group,
                       Inc. ..............................         22,886
     1,583             Tidewater, Inc. ...................         55,785
                                                             ------------
                                                                  123,035
                                                             ------------

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Media Conglomerates (2.5%)
   114,397             AOL Time Warner Inc.* .............   $  5,199,344
    53,962             Disney (Walt) Co. (The) ...........      1,421,899
    45,964             Viacom, Inc. (Class B)
                         (Non-Voting)* ...................      2,289,007
                                                             ------------
                                                                8,910,250
                                                             ------------
                       Medical Distributors (0.5%)
     1,410             AmeriSource Health Corp.
                         (Class A)* ......................         81,977
     1,855             Andrx Group * .....................        125,936
     3,492             Bergin Brunswig Corp.
                         (Class A) .......................         73,786
    11,511             Cardinal Health, Inc. .............        847,555
     1,114             Henry Schein, Inc.* ...............         41,218
     7,354             McKesson HBOC, Inc. ...............        304,823
     1,458             Neoforma.com, Inc.* ...............          1,181
       885             Owens & Minor, Inc. ...............         16,196
     1,743             Patterson Dental Co.* .............         60,482
       354             PolyMedica Industries, Inc.* ......         12,479
     1,198             Priority Healthcare Corp.
                         (Class B)* ......................         28,692
     1,692             PSS World Medical, Inc.* ..........         11,167
       655             Syncor International Corp.* .......         19,159
                                                             ------------
                                                                1,624,651
                                                             ------------
                       Medical Specialties (1.5%)
       402             ABIOMED, Inc.* ....................          7,638
       339             Analogic Corp. ....................         13,597
     2,726             Apogent Technologies Inc.* ........         65,560
     5,452             Applera Corp. - Applied
                         Biosystems Group ................        153,746
       646             Aradigm Corp.* ....................          2,894
       871             ArQule, Inc.* .....................         12,621
       604             Arrow International, Inc. .........         22,312
       572             ArthroCare Corp.* .................         17,206
       413             Aspect Medical Systems,
                         Inc.* ...........................          4,919
       414             ATS Medical, Inc.* ................          4,181
     1,325             Bard (C.R.), Inc. .................         78,374
     1,431             Bausch & Lomb, Inc. ...............         48,997
    15,295             Baxter International, Inc. ........        761,691
     1,578             Beckman Coulter, Inc. .............         72,525
     6,651             Becton, Dickinson & Co. ...........        229,859


                       See Notes to Financial Statements
                                       57

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued





      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
   351                 Bio-Rad Laboratories, Inc.
                         (Class A)* ......................   $  17,195
 4,620                 Biomet, Inc. ......................     224,301
   375                 Biosite Diagnostics Inc.* .........      12,829
10,365                 Boston Scientific Corp.* ..........     186,674
 1,334                 BriteSmile, Inc.* .................      16,141
   383                 Cerus Corp.* ......................      23,325
   737                 ChromaVision Medical
                         Systems, Inc.* ..................       3,685
   390                 Cima Labs, Inc.* ..................      25,139
   310                 Closure Medical Corp.* ............       7,285
   715                 Coherent, Inc.* ...................      26,441
   362                 CONMED Corp.* .....................      11,218
   381                 Cooper Companies, Inc. (The).......      18,402
   507                 Cryolife, Inc.* ...................      20,959
   557                 Cyberonics Inc.* ..................       9,330
   831                 Cygnus, Inc.* .....................       7,978
 2,959                 Cytyc Corp.* ......................      73,797
   387                 Datascope Corp. ...................      16,358
 1,336                 DENTSPLY International, Inc. ......      59,185
   728                 Diagnostic Products Corp. .........      29,469
 1,672                 Diametrics Medical, Inc.* .........       6,437
   400                 Digene Corp.* .....................      13,852
 1,561                 Edwards Lifesciences Corp.*........      38,682
 7,927                 Guidant Corp.* ....................     252,713
   703                 Haemonetics Corp.* ................      23,558
 1,613                 Hillenbrand Industries, Inc. ......      91,296
   364                 I-STAT Corp.* .....................       3,101
   396                 IGEN International, Inc.* .........      11,543
 3,799                 Imatron Inc.* .....................       6,154
   535                 INAMED Corp.* .....................      12,391
 1,347                 Inhale Therapeutic Systems,
                         Inc.* ...........................      20,892
   822                 Invacare Corp. ....................      29,419
   843                 Inverness Medical Technology,
                         Inc.* ...........................      31,309
   768                 KV Pharmaceutical Co.
                         (Class A)* ......................      20,882
 2,164                 LaserSight, Inc.* .................       4,133
31,206                 Medtronic, Inc. ...................   1,498,824
   615                 Mentor Corp. ......................      18,161
 1,671                 MiniMed, Inc.* ....................      79,673

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
   443                 Molecular Devices Corp.* ..........   $   9,210
   537                 Novoste Corp.* ....................      12,222
   610                 Ocular Sciences, Inc.* ............      12,743
   645                 Osteotech, Inc.* ..................       2,935
 1,662                 Packard BioScience Co.* ...........      16,005
 3,170                 Pall Corp.* .......................      75,763
 4,250                 Peregrine Pharmaceuticals,
                         Inc.* ...........................       8,713
   821                 ResMed, Inc.* .....................      43,267
   802                 Respironics, Inc. .................      25,576
   349                 SonoSite, Inc.* ...................       5,497
 2,238                 St. Jude Medical, Inc.* ...........     156,660
   703                 Staar Surgical Co.* ...............       2,742
 1,841                 STERIS Corp.* .....................      39,600
 5,064                 Stryker Corp.* ....................     303,739
   438                 SurModics, Inc. * .................      21,239
   987                 Sybron Dental Specialties,
                         Inc.* ...........................      19,740
 1,428                 Thoratec Corp.* ...................      25,533
   879                 Varian Medical Systems, Inc.*            62,849
   621                 Ventana Medical Systems,
                         Inc.* ...........................      20,804
 1,623                 VISX, Inc.* .......................      25,806
   494                 Vital Signs, Inc. .................      13,313
   268                 West Pharmaceutical
                         Services, Inc. ..................       7,182
   591                 Zoll Medical Corp.* ...............      21,542
                                                             ---------
                                                             5,381,531
                                                             ---------
                       Medical/Nursing Services (0.1%)
 1,428                 Apria Healthcare Group, Inc.*......      33,915
 2,229                 DaVita, Inc.* .....................      47,790
 1,776                 Hooper Holmes, Inc. ...............      10,194
 2,051                 Laser Vision Centers, Inc.* .......       5,968
 4,956                 LCA-Vision, Inc.* .................      10,854
 2,794                 Lincare Holdings, Inc.* ...........      91,783
   400                 Matria Healthcare, Inc.* ..........       7,900
   684                 Pediatrix Medical Group, Inc.*           22,469
   444                 Rehabcare Group, Inc.* ............      19,514
 1,256                 Renal Care Group, Inc.* ...........      37,052
                                                             ---------
                                                               287,439
                                                             ---------


                       See Notes to Financial Statements
                                       58

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Metal Fabrications (0.1%)
      687              ABC-NACO, Inc.* ....................   $   426
      332              Commercial Metals Co. ..............    10,491
      855              General Cable Corp. ................    13,714
      463              Gibraltar Steel Corp. ..............     8,843
    1,013              Harsco Corp. .......................    30,957
    4,103              Hexcel Corp.* ......................    30,485
      817              Kaydon Corp. .......................    20,425
      884              Maverick Tube Corp.* ...............    11,474
    2,954              Metals USA, Inc. ...................     6,499
      917              Mueller Industries, Inc.* ..........    30,674
      324              Penn Engineering &
                         Manufacturing Corp. ..............     5,427
    1,351              Precision Castparts Corp. ..........    49,312
    1,070              Shaw Group Inc. (The)* .............    34,775
      346              SPS Technologies, Inc.* ............    16,227
    1,623              Timken Co. (The)* ..................    27,055
      588              Wolverine Tube, Inc. ...............     9,126
                                                              -------
                                                              305,910
                                                              -------
                       Miscellaneous Commercial
                       Services (0.4%)
      285              4Kids Entertainment, Inc.* .........     7,296
      616              ABM Industries Inc. ................    22,515
      348              AHL Services, Inc.* ................     2,446
    2,116              ALPNET, Inc.* ......................     1,058
    1,055              AnswerThink Consulting
                         Group, Inc.* .....................     8,335
      283              Bright Horizons Family
                         Solutions, Inc.* .................     7,641
      578              Carreker Corp.* ....................    10,953
    2,178              Century Business Services,
                         Inc.* ............................     7,993
      345              Charles River Associates
                         Inc.* ............................     6,038
    2,043              CheckFree Corp.* ...................    61,617
      799              click2learn.com, Inc.* .............     2,413
    4,412              Convergys Corp.* ...................   137,434
      908              Corporate Executive Board
                         Co.* .............................    37,746
      383              Costar Group, Inc.* ................    10,383
      543              DiamondCluster International,
                         Inc. (Class A)* ..................     5,582
      911              DigitalThink, Inc.* ................    13,210

      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
      646              Exchange Applications, Inc.*........   $   420
    2,397              Exult Inc.* ........................    32,000
      431              F.Y.I., Inc.* ......................    17,930
      579              Fair, Isaac & Co., Inc. ............    36,130
      559              Forrester Research, Inc.* ..........    11,152
      976              Freemarkets, Inc.* .................    19,442
      466              G & K Services, Inc. (Class A)......    12,740
    2,290              Galileo International, Inc. ........    76,120
    2,319              Gartner Group, Inc.
                         (Class B)* .......................    24,118
      654              Global Imaging Systems,
                         Inc.* ............................     9,195
    3,698              IKON Office Solutions, Inc. ........    28,770
      266              Insurance Auto Auctions,
                         Inc.* ............................     4,245
      615              InterCept Group, Inc. (The)* .......    19,526
      861              Internet Pictures Corp.* ...........       207
    1,435              Iron Mountain Inc.* ................    62,623
    2,458              Learn2.com Inc.* ...................       344
      570              Learning Tree International,
                         Inc.* ............................    13,093
      649              Management Network Group,
                       Inc. (The)* ........................     3,239
      760              Marketing Services Group,
                         Inc.* ............................       684
      560              MAXIMUS, Inc.* .....................    24,830
      376              MemberWorks Inc.* ..................     8,170
      627              Metro One
                         Telecommunications, Inc.*.........    23,832
      859              Navigant Consulting, Inc.* .........     5,644
    1,607              Navigant International, Inc.* ......    27,721
    1,751              NOVA Corp.* ........................    58,483
    1,213              Pegasystems Inc.* ..................     4,672
    1,413              Pittston Brink's Group .............    31,157
      645              ProBusiness Services, Inc.* ........    17,783
    1,228              Profit Recovery Group
                         International Inc. (The)* ........    14,147
      620              ProQuest Co. .......................    19,245
      606              PROVANT, Inc.* .....................     1,091
    3,467              Sabre Holdings Corp.* ..............   170,438
    2,507              Sitel Corp.*........................     4,137
      637              Source Information
                         Management Co. (The)* ............     3,599
      934              Staff Leasing, Inc. ................     3,127


                       See Notes to Financial Statements
                                       59

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
    347                StarTek, Inc.* .......................   $   9,022
    988                Sylvan Learning Systems,
                         Inc.* ..............................      26,696
  1,960                TeleTech Holdings, Inc.* .............      15,680
  2,301                Viad Corp. ...........................      56,328
  1,033                Wackenhut Corp. (The)
                         (Class A)* .........................      18,387
    687                Wackenhut Corrections
                         Corp.* .............................       8,979
  1,153                Wireless Facilities, Inc.* ...........       9,304
                                                                ---------
                                                                1,277,110
                                                                ---------
                       Miscellaneous Manufacturing (0.2%)
    874                Ametek, Inc. .........................      27,330
    790                Carlisle Co., Inc. ...................      28,551
  1,619                Crane Co. ............................      49,460
  3,680                Danaher Corp. ........................     208,251
    603                Dionex Corp.* ........................      17,608
  5,248                Dover Corp. ..........................     189,715
  1,208                Federal Signal Corp. .................      25,489
  1,305                Pentair, Inc. ........................      46,628
  1,567                PubliCARD, Inc.* .....................         627
    609                Smith (A.O.) Corp. ...................      10,676
  1,309                Standex International Corp. ..........      30,565
  1,024                Teleflex, Inc. .......................      48,794
  1,020                Tredegar Corp. .......................      20,502
  2,142                U.S. Industries, Inc. ................       7,775
    581                Valmont Industries, Inc. .............       9,825
    842                Varian, Inc.* ........................      24,233
                                                                ---------
                                                                  746,029
                                                                ---------
                       Motor Vehicles (0.7%)
 47,239                Ford Motor Co. .......................   1,203,177
 14,164                General Motors Corp. .................     900,830
  7,808                Harley-Davidson, Inc. ................     402,971
                                                                ---------
                                                                2,506,978
                                                                ---------
                       Movies/Entertainment (0.2%)
  2,391                AMC Entertainment, Inc.* .............      31,107
  1,362                Cedar Fair, L.P. .....................      29,828
  1,124                Championship Auto Racing
                         Teams, Inc.* .......................      18,265

      NUMBER OF
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
    909                Crown Media Holdings, Inc.
                         (Class A)* .........................   $  15,689
  4,559                Fox Entertainment Group, Inc.
                         (Class A)* .........................     124,233
    895                Gaylord Entertainment Co.* ...........      24,389
  1,372                International Speedway Corp.
                         (Class A) ..........................      55,840
    893                Launch Media, Inc.* ..................         813
    799                Liberty Digital, Inc. (Class A)*......       3,683
  4,815                Loews Cineplex Entertainment
                         Corp.* .............................         650
  5,633                Metro-Goldwyn-Mayer Inc.* ............     112,660
    539                On Command Corp.* ....................       2,593
  1,275                Pixar, Inc.* .........................      53,231
  2,403                Six Flags, Inc.* .....................      41,043
  1,092                Speedway Motorsports, Inc.*...........      28,894
    898                TiVo Inc.* ...........................       5,954
    232                World Wrestling Federation
                       Entertainment, Inc.* .................       2,436
                                                                ---------
                                                                  551,308
                                                                ---------
                       Multi-Line Insurance (1.7%)
 60,186                American International Group,
                         Inc.  ..............................   5,010,485
  4,732                CNA Financial Corp.* .................     183,365
  6,120                Hartford Financial Services
                         Group, Inc. (The) ..................     405,205
  1,106                Horace Mann Educators
                         Corp. ..............................      22,828
  5,093                Loews Corp. ..........................     289,079
    628                Nationwide Financial Services,
                         Inc. (Class A) .....................      27,626
  3,298                Safeco Corp. .........................     104,613
  1,743                Unitrin, Inc. ........................      65,363
    432                Zenith National Insurance
                         Corp. ..............................      12,960
                                                                ---------
                                                                6,121,524
                                                                ---------
                       Office Equipment/Supplies (0.2%)
  2,846                Avery Dennison Corp. .................     145,886
    448                General Binding Corp.* ...............       4,637
  1,582                Hon Industries, Inc. .................      40,768
  1,097                Kimball International, Inc.
                         (Class B)...........................      17,014


                       See Notes to Financial Statements
                                       60

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
     2,051             Miller (Herman), Inc. .............   $  51,767
     6,372             Pitney Bowes, Inc. ................     256,154
       843             Steelcase, Inc. (Class A) .........      12,982
                                                             ---------
                                                               529,208
                                                             ---------
                       Oil & Gas Pipelines (0.6%)
       733             Buckeye Partners, L.P. ............      27,092
    13,147             El Paso Corp. .....................     680,357
    19,264             Enron Corp. .......................     873,622
     1,194             Enterprise Products Partners
                         L.P. ............................      51,044
       603             Plains All American Pipeline,
                         L.P. ............................      15,678
     1,291             TC Pipelines, L.P. ................      31,305
       898             TEPPCO Partners, L.P. .............      28,646
       882             Western Gas Resources, Inc. .......      26,213
    12,513             Williams Companies, Inc.
                         (The) ...........................     419,186
                                                             ---------
                                                             2,153,143
                                                             ---------
                       Oil & Gas Production (0.7%)
     6,471             Anardarko Petroleum Corp. .........     367,553
     3,280             Apache Corp. ......................     170,396
       398             Barrett Resources Corp.* ..........      23,442
     1,446             Belco Oil & Gas Corp.* ............      12,985
       671             Berry Petroleum Co. (Class A)......      10,770
     1,034             Brown (Tom), Inc.* ................      25,033
     5,461             Burlington Resources, Inc. ........     236,188
       790             Cabot Oil & Gas Corp.
                         (Class A) .......................      19,829
     4,173             Chesapeake Energy Corp.* ..........      26,958
     1,059             Denbury Resources Inc.* ...........       9,372
     3,379             Devon Energy Corp. ................     183,176
     2,994             EOG Resources, Inc. ...............     105,838
       482             Evergreen Resources, Inc.* ........      17,603
     1,266             Forest Oil Corp.* .................      34,182
       801             Houston Exploration Co.
                         (The)* ..........................      26,649
       500             HS Resources, Inc.* ...............      32,050
     1,046             Hugoton Royalty Trust .............      12,876
     2,484             Kerr-McGee Corp. ..................     156,939
     1,178             Louis Dreyfus Natural Gas
                         Corp.* ..........................      38,426
       442             McMoRan Exploration Co.* ..........       4,429

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
     1,904             Meridian Resource Corp.
                         (The)* ..........................   $  11,119
     1,320             Mitchell Energy &
                       Development Corp.
                         (Class A) ..\\...................      61,512
     1,138             Newfield Exploration Co.* .........      37,998
     1,495             Noble Affiliates, Inc. ............      54,224
       555             Nuevo Energy Co.* .................       9,746
     9,566             Occidental Petroleum Corp. ........     264,404
     4,396             Ocean Energy, Inc. ................      86,337
       512             Patina Oil & Gas Corp. ............      13,629
     2,630             Pioneer Natural Resources
                         Co.* ............................      44,684
       452             Plains Resources, Inc.* ...........      12,543
     1,428             Pogo Producing Co. ................      35,357
       717             Spinnaker Exploration Co.* ........      28,895
       780             St. Mary Land & Exploration
                         Co. .............................      16,731
       694             Stone Energy Corp.* ...............      31,612
       646             Swift Energy Co.* .................      20,175
     2,388             Transmontaigne, Inc.* .............      13,110
       940             Unit Corp.* .......................      12,389
     6,284             Unocal Corp. ......................     224,842
     1,679             Vintage Petroleum, Inc. ...........      31,145
     1,020             Westport Resources Corp.* .........      22,430
     3,207             XTO Energy Inc. ...................      48,201
                                                             ---------
                                                             2,595,777
                                                             ---------
                       Oil Refining/Marketing (0.2%)
     1,802             Ashland, Inc. .....................      70,945
     1,393             Frontier Oil Corp. ................      17,942
       696             Getty Realty Corp. ................      14,338
     2,044             Pennzoil-Quaker State Co. .........      22,934
     2,166             Sunoco, Inc. ......................      74,900
     1,343             Syntroleum Corp.* .................       7,252
     2,065             Tesoro Petroleum Corp.* ...........      22,922
     4,037             Tosco Corp. .......................     180,454
     1,869             Ultramar Diamond Shamrock
                         Corp. ...........................      88,310
     7,968             USX-Marathon Group* ...............     236,411
     1,637             Valero Energy Corp. ...............      57,786
                                                             ---------
                                                               794,194
                                                             ---------


                       See Notes to Financial Statements
                                       61

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Oilfield Services/Equipment (0.7%)
     8,666             Baker Hughes Inc. ...................   $  308,336
     4,249             BJ Services Co.* ....................      107,160
       859             Cal Dive International, Inc.* .......       16,063
       391             Carbo Ceramics, Inc. ................       11,652
     1,448             Cooper Cameron Corp.* ...............       73,718
       435             Dril-Quip, Inc.* ....................        7,904
       895             Friede Goldman International,
                         Inc.* .............................          609
     2,468             Global Industries Ltd.* .............       25,124
     2,913             Grant Prideco, Inc.* ................       39,529
    11,078             Halliburton Co. .....................      387,841
     1,650             Hanover Compressor Co.* .............       55,226
     1,337             Input/Output, Inc.* .................       14,573
     2,574             Key Energy Group, Inc.* .............       23,938
     2,185             National-Oilwell, Inc.* .............       41,515
       545             Oceaneering International,
                         Inc.* .............................       11,445
       934             Offshore Logistics, Inc.* ...........       18,073
     1,262             Oil States International Inc.* ......       10,538
     1,319             RPC, Inc. ...........................       17,741
    14,801             Schlumberger Ltd.  ..................      795,554
       524             SEACOR Holdings, Inc.* ..............       23,423
       934             Seitel, Inc.* .......................       12,609
     1,327             Smith International, Inc.* ..........       72,189
     1,850             Superior Energy Services,
                         Inc.* .............................       15,725
     1,122             Trico Marine Service, Inc.* .........       11,029
     2,537             Varco International, Inc.* ..........       40,693
       832             Veritas DGC Inc.* ...................       19,053
       589             W-H Energy Services Inc.* ...........       13,812
     2,973             Weatherford International,
                         Inc.* .............................      125,312
                                                               ----------
                                                                2,300,384
                                                               ----------
                       Other Consumer Services (0.6%)
       825             ACE Cash Express, Inc.* .............        7,838
     3,047             Apollo Group, Inc. (Class A)*........      132,666
       763             Autobytel.com, Inc.* ................          641
       755             Bally Total Fitness Holding
                         Corp.* ............................       19,177
     2,403             Block (H.&R.), Inc. .................      171,502
       554             Career Education Corp.* .............       33,794
    21,994             Cendant Corp.* ......................      447,578

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
       966             Central Parking Corp. ...............   $   18,798
     1,314             Cheap Tickets, Inc.* ................       15,295
       313             Chemed Corp. ........................        8,507
       465             Coinstar, Inc.* .....................       11,369
       564             Corinthian Colleges, Inc.* ..........       26,175
     1,801             DeVry, Inc.* ........................       70,275
     6,976             eBay, Inc.* .........................      436,488
     1,277             Edison Schools Inc.* ................       23,305
       798             Education Management
                         Corp.* ............................       32,558
     1,273             Expedia, Inc. (Class A)* ............       61,244
       639             HealthExtras, Inc.* .................        5,387
     2,811             Homestore.com, Inc.* ................       77,584
       460             Hotel Reservations Network,
                       Inc. (Class A)* .....................       23,460
       620             ITT Educational Services,
                         Inc.* .............................       24,862
     1,729             MP3.com, Inc.* ......................        8,541
     5,271             Priceline.com Inc.* .................       46,754
     3,069             Protection One, Inc.* ...............        3,683
       935             Renaissance Learning, Inc.* .........       48,620
       820             Rollins, Inc. .......................       16,195
     7,430             Service Corp. International* ........       58,697
     7,736             ServiceMaster Co.* ..................       94,224
     1,582             Sotheby's Holdings, Inc.
                         (Class A)* ........................       28,555
     2,710             Stewart Enterprises, Inc.
                         (Class A)* ........................       20,190
       440             Strayer Education, Inc. .............       22,343
     2,454             Ticketmaster (Class B)* .............       36,957
       616             Travelocity.com Inc.* ...............       14,199
                                                               ----------
                                                                2,047,461
                                                               ----------
                       Other Consumer Specialties (0.1%)
     1,547             Boyds Collection, Ltd. (The)*........       17,760
     3,946             Fortune Brands, Inc. ................      144,503
       765             Fossil, Inc.* .......................       15,300
       345             Matthews International Corp.
                         (Class A) .........................       15,018
     1,230             Movado Group, Inc. ..................       23,296
       449             Russ Berrie & Co., Inc. .............       12,123
                                                               ----------
                                                                  228,000
                                                               ----------


                       See Notes to Financial Statements
                                       62

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Other Metals/Minerals (0.0%)
      609              Brush Engineered Materials,
                         Inc.*..............................   $  10,353
    2,032              Phelps Dodge Corp. ..................      82,093
      570              Southern Peru Copper Corp.
                         (Peru) ............................       6,766
    1,044              Titanium Metals Corp.* ..............      10,189
    2,162              USEC Inc. ...........................      18,377
                                                               ---------
                                                                 127,778
                                                               ---------
                       Packaged Software (4.3%)
    1,514              Actuate Software Corp.* .............      15,473
    6,175              Adobe Systems, Inc. .................     231,501
    1,027              AremisSoft Corp.* ...................      11,492
    1,148              Artisoft, Inc.* .....................       4,018
    7,535              Ascential Software Corp.* ...........      39,107
    1,379              Aspect Communications
                         Corp.* ............................       7,874
      799              Aspen Technology, Inc.* .............      15,820
    1,410              Autodesk, Inc. ......................      52,579
    1,071              Avant! Corp.* .......................       6,608
    1,393              Be Incorporated* ....................         669
    6,291              BMC Software, Inc.* .................     125,820
    1,628              Borland Software Corp.* .............      21,197
      695              Brio Technology, Inc.* ..............       2,898
      814              BSQUARE Corporation* ................       4,070
    6,471              Cadence Design Systems,
                         Inc.* .............................     142,750
    2,561              Centura Software Corp.* .............         435
   14,879              Computer Associates
                       International, Inc. .................     513,028
    9,497              Compuware Corp.* ....................     130,109
      342              Concord Communications,
                         Inc.* .............................       3,369
      685              Cylink Corp.* .......................         397
    1,306              Daleen Technologies, Inc.* ..........       1,058
      727              Datastream Systems, Inc.* ...........       4,544
      588              Deltek Systems, Inc.* ...............       3,410
    1,865              E.piphany, Inc.* ....................      16,692
    1,705              Entrust Technologies Inc.* ..........       7,690
      936              FileNET Corp.* ......................      11,943
      458              Geoworks* ...........................         573
      878              HNC Software, Inc.* .................      24,303

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
     873               Hyperion Solutions Corp.* ...........   $  12,353
  10,614               i2 Technologies, Inc.* ..............     102,425
   1,239               Inet Technologies, Inc.* ............      11,436
   2,056               Informatica Corp.* ..................      17,003
     311               Interactive Intelligence, Inc.*......       2,550
   5,387               Intuit Inc.* ........................     185,205
   2,332               Legato Systems, Inc.* ...............      21,758
     799               Logility, Inc.* .....................       2,365
   1,561               Macromedia, Inc.* ...................      26,849
   1,294               Macrovision Corp.* ..................      62,539
   1,748               Manugistics Group, Inc.* ............      37,949
   1,011               MAPICS, Inc.* .......................       6,501
     381               MapInfo Corp.* ......................       4,500
   2,160               Mercury Interactive Corp.* ..........      83,506
     920               MetaSolv Inc.* ......................       7,020
   1,928               Micromuse Inc.* .....................      29,441
 138,965               Microsoft Corp.* ....................   9,198,093
     534               MRO Software, Inc.* .................       7,684
     324               netGuru, Inc.* ......................         680
   1,396               NetIQ Corp.* ........................      46,054
   3,649               Network Associates, Inc.* ...........      61,449
     671               Novadigm, Inc.* .....................       6,173
   9,479               Novell, Inc.* .......................      47,300
     866               Nuance Communications
                         Inc.* .............................      11,604
   1,208               ONYX Software Corp.* ................       6,040
 144,941               Oracle Corp.* .......................   2,620,533
     685               OTG Software Inc.* ..................       4,089
   6,821               Parametric Technology
                         Corp.* ............................      64,595
   4,108               Peregine Systems, Inc.* .............     112,354
     442               Persistence Software, Inc.* .........         212
     859               Phoenix Technologies Ltd.* ..........      12,060
     925               Progress Software Corp.* ............      14,754
   5,248               Rational Software Corp.* ............      89,846
   4,203               Red Hat, Inc.* ......................      16,644
     863               Remedy Corp.* .......................      29,351
     448               Roxio Inc.* .........................       6,966
     614               Sanchez Computer
                         Associates, Inc.* .................       6,226
   1,029               Serena Software, Inc.* ..............      21,630
     526               Sonic Foundry, Inc. * ...............         852


                       See Notes to Financial Statements
                                       63

MORGAN STANLEY TOTAL MARKET INDEX FUND
PORTFOLIO OF INVESTMENTS [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
     821            SpeechWorks International
                       Inc.* ..............................   $    9,318
     802            SPSS, Inc.* ........................       14,749
     938              Structural Dynamics Research
                        Corp.* ...........................       23,225
   2,764              Sybase Inc.* .......................       41,128
   1,992              Symantec Corp.* ....................       96,034
     801              Tarantella Inc.* ...................          793
   5,078              TIBCO Software, Inc.* ..............       45,956
     706              Timberline Software Corp. ..........        4,060
     821               Transaction Systems
                         Architects, Inc. (Class A)* ......        9,195
   1,027               Ulticom, Inc.* .....................       17,367
   1,295               VA Linux Systems, Inc.* ............        2,862
  10,261               VERITAS Software Corp.* ............      435,169
     905               Verity, Inc.* ......................       15,892
     531               Witness Systems, Inc.* .............        5,814
                                                              ----------
                                                              15,119,578
                                                              ----------
                       Personnel Services (0.1%)
     742               Administaff, Inc.* .................       18,684
   1,098               CDI Corp.* .........................       19,490
     809               Computer Horizons Corp.* ...........        2,840
   1,157               Edgewater Technology, Inc.*.........        4,165
     485               Gentiva Health Services,
                       Inc.* ..............................        9,200
     853               Hall, Kinion & Associates,
                       Inc.* ..............................        5,579
     526               Heidrick & Struggles
                       Intenational, Inc.* ................       11,099
     736               HotJobs.com, Ltd.* .................        7,912
     941               Kelly Services, Inc. (Class A)......       23,017
   1,280               kforce.com, Inc.* ..................        6,323
     990               Korn/Ferry International* ..........       15,256
     923               Labor Ready, Inc.* .................        4,680
   1,957               Manpower, Inc. .....................       63,387
   2,423               Modis Professional Services,
                       Inc.* ..............................       15,435
     626               On Assignment, Inc.* ...............       11,750
     610               Personnel Group of America,
                       Inc.* ..............................          732
     915               RCM Technologies, Inc.* ............        5,334
   2,426               Renaissance Worldwide Inc.*.........        3,275
     538               Resources Connection Inc.* .........       13,665


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
   4,528               Robert Half International,
                         Inc.* ............................   $  117,954
   1,603               Spherion Corp.* ....................       12,952
     417               Volt Information Sciences,
                         Inc.* ............................        7,485
                                                              ----------
                                                                 380,214
                                                              ----------
                       Pharmaceuticals: Generic
                       Drugs (0.2%)
   1,085               Alpharma Inc. (Class A) ............       30,608
     942               Barr Laboratories, Inc.* ...........       80,899
     689               Duramed Pharmaceuticals,
                         Inc.* ............................       14,986
   2,135               ICN Pharmaceuticals, Inc. ..........       65,651
   5,155               IVAX Corp.* ........................      175,270
   3,226               Mylan Laboratories, Inc. ...........      108,878
     778               Pharmaceutical Resources,
                         Inc.* ............................       30,809
   2,769               Watson Pharmaceuticals,
                         Inc.* ............................      182,339
                                                              ----------
                                                                 689,440
                                                              ----------
                       Pharmaceuticals: Major (7.8%)
  39,991               Abbott Laboratories ................    2,143,118
  33,938               American Home Products
                         Corp. ............................    2,046,801
  50,180               Bristol-Myers Squibb Co. ...........    2,967,645
  78,185               Johnson & Johnson ..................    4,229,809
  29,018               Lilly (Eli) & Co. ..................    2,300,547
  59,205               Merck & Co., Inc. ..................    4,024,758
 162,996               Pfizer, Inc. .......................    6,718,695
  33,591               Pharmacia Corp. ....................    1,498,830
  37,776               Schering-Plough Corp. ..............    1,475,153
                                                              ----------
                                                              27,405,356
                                                              ----------
                       Pharmaceuticals: Other (0.3%)
   3,398               Allergan, Inc. .....................      255,835
   1,041               Cell Pathways, Inc.* ...............        6,350
     881               Cell Therapeutics, Inc.* ...........       26,923
     427               Chattem, Inc.* .....................        5,120
     464               Collateral Thearpeutics, Inc.*......        2,923
   1,297               Columbia Laboratories, Inc.*........        9,740
     612               Connetics Corp.* ...................        4,345
   2,433               Endo Pharmaceuticals
                       Holdings, Inc.* ....................       24,330


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
      4,549            Forest Laboratories, Inc.* ........   $    357,324
        694            Inspire Pharmaceuticals, Inc.*.              8,800
      5,901            King Pharmaceuticals, Inc.* .......        266,725
        524            Kos Pharmaceuticals, Inc.* ........         19,912
        788            Medicis Pharmaceutical Corp.
                         (Class A)* ......................         37,982
        418            Miravant Medical Technologies
                         Inc.* ...........................          3,754
        601            Noven Pharmaceuticals, Inc.*.......         22,538
      1,922            Perrigo Co.* ......................         31,848
      1,328            PRAECIS Pharmaceuticals
                         Inc.* ...........................         14,542
      2,010            Sepracor, Inc.* ...................         88,561
        826            Theragenics Corp.* ................          8,846
        499            United Therapeutics Corp.* ........          6,093
                                                             ------------
                                                                1,202,491
                                                             ------------
                       Precious Metals (0.1%)
      3,856            Echo Bay Mines Ltd.* ..............          3,509
      3,764            Freeport-McMoRan Copper &
                       Gold, Inc. (Class B)* .............         40,501
     12,424            Glamis Gold Ltd. (Canada)* ........         35,657
      6,999            Homestake Mining Co. ..............         54,592
      1,949            Meridian Gold Inc. (Canada)*.......         17,327
      5,047            Newmont Mining Corp. ..............         94,379
      1,035            Stillwater Mining Co.* ............         26,703
                                                             ------------
                                                                  272,668
                                                             ------------
                       Property - Casualty Insurers (1.5%)
      2,283            21st Century Insurance
                         Group ...........................         42,920
      1,066            Alfa Corp. ........................         25,701
        200            Alleghany Corp.* ..................         43,180
      1,362            Allmerica Financial Corp. .........         73,071
     18,705            Allstate Corp. (The) ..............        653,927
      1,778            American Financial Group,
                         Inc. ............................         52,415
        684            Arch Capital Group Ltd.* ..........         11,532
        424            Argonaut Group, Inc. ..............          7,632
        430            Baldwin & Lyons, Inc.
                         (Class B) .......................         10,810
        760            Berkley (W.R.) Corp. ..............         31,844

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
        40             Berkshire Hathaway, Inc.
                         (Class A)* ......................   $  2,768,000
     4,525             Chubb Corp. (The) .................        317,519
     4,150             Cincinnati Financial Corp. ........        163,510
       896             Commerce Group, Inc. (The) ........         33,009
     1,653             Erie Indemnity Co. (Class A) ......         59,508
     1,249             Fremont General Corp. .............          7,119
       786             Harleysville Group, Inc. ..........         22,008
     1,537             HCC Insurance Holdings, Inc. ......         35,274
     1,455             Mercury General Corp. .............         57,182
       425             Midland Co. (The) .................         16,193
     1,640             Ohio Casualty Corp. ...............         22,632
     3,061             Old Republic International
                         Corp. ...........................         81,117
       349             Philadelphia Consolidated
                       Holding Corp.* ....................         12,606
       674             PMA Capital Corp. (Class A) .......         11,768
     1,934             Progressive Corp. (The) ...........        260,723
       288             RLI Corp. .........................         12,139
       661             Selective Insurance Group,
                         Inc. ............................         17,517
     5,537             St. Paul Companies, Inc. ..........        242,797
       952             State Auto Financial Corp.  .......         14,908
     1,373             Transatlantic Holdings, Inc. ......        106,163
       418             United Fire & Casualty Co. ........         12,252
                                                             ------------
                                                                5,226,976
                                                             ------------
                       Publishing: Books/Magazines (0.1%)
     1,761             Advanced Marketing Services,
                         Inc. ............................         30,553
       512             Hollywood Media Corp.* ............          2,662
       606             Hungry Minds Inc.* ................          4,091
       565             Information Holdings Inc.* ........         14,357
     1,623             John Wiley & Sons, Inc.
                         (Class A)* ......................         33,109
       334             Martha Stewart Living
                       Omnimedia, Inc. (Class A)*.........          6,653
     1,361             Meredith Corp. ....................         48,819
       832             Penton Media, Inc. ................         11,606
       563             Playboy Enterprises, Inc.
                         (Class B)* ......................          8,417
     5,650             PRIMEDIA Inc.* ....................         34,748


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      2,647            Reader's Digest Assoc., Inc.
                         (The) (Class A) ...................   $   59,319
        935            Scholastic Corp.* ...................       34,745
                                                               ----------
                                                                  289,079
                                                               ----------
                       Publishing: Newspapers (0.5%)
      2,865            Belo (A.H.) Corp. (Series A) ........       54,263
      2,230            Dow Jones & Co., Inc.  ..............      126,932
      6,831            Gannett Co., Inc. ...................      457,882
      2,658            Hollinger International, Inc.
                         (Class A) .........................       38,594
      1,174            Journal Register Co.* ...............       20,545
      1,931            Knight-Ridder, Inc. .................      118,930
      1,158            Lee Enterprises, Inc. ...............       39,071
      1,211            McClatchy Co. (The) (Class A)........       51,831
        600            Media General, Inc. (Class A)........       28,794
      4,164            New York Times Co. (The)
                         (Class A) .........................      192,793
        211            Pulitzer, Inc. ......................       10,307
      2,073            Scripps (E.W.) Co. (Class A) ........      144,737
      7,705            Tribune Co. .........................      317,908
        249            Washington Post Co. (The)
                         (Class B) .........................      145,541
                                                               ----------
                                                                1,748,128
                                                               ----------
                       Pulp & Paper (0.4%)
      1,538            Boise Cascade Corp. .................       55,676
      1,354            Bowater, Inc.  ......................       63,137
      1,248            FiberMark, Inc.* ....................       16,598
      5,833            Georgia-Pacific Group ...............      213,488
      1,110            Glatfelter (P.H.) Co. ...............       17,460
     12,471            International Paper Co. .............      509,565
      1,410            Longview Fibre Co. ..................       18,415
      2,559            Mead Corp. ..........................       76,053
        730            Potlatch Corp. ......................       24,762
      1,297            Wausau-Mosinee Paper
                         Corp. .............................       16,848
      2,601            Westvaco Corp. ......................       69,967
      2,928            Willamette Industries, Inc. .........      145,522
                                                               ----------
                                                                1,227,491
                                                               ----------

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
                       Railroads (0.3%)
    10,115             Burlington Northern Santa Fe
                       Corp.* ..............................   $  270,475
     5,510             CSX Corp. ...........................      215,551
       979             Florida East Coast Industries,
                       Inc. ................................       30,104
     1,448             Kansas City Southern
                       Industries, Inc.* ...................       21,619
     9,932             Norfolk Southern Corp. ..............      199,832
     6,400             Union Pacific Corp. .................      343,616
     1,223             Wisconsin Central
                       Transportation Corp.* ...............       20,656
                                                               ----------
                                                                1,101,853
                                                               ----------
                       Real Estate Development (0.1%)
     2,624             Catellus Development Corp.*..........       48,019
       787             Forest City Enterprise, Inc.
                       (Class A) ...........................       40,373
     1,139             Insignia Financial Group, Inc.*......       14,329
       769             Jones Lang LaSalle, Inc.* ...........       11,035
       627             LNR Property Corp. ..................       21,161
       756             Newhall Land & Farming Co.
                       L.P. (The) ..........................       22,415
     2,579             Security Capital Group Inc.
                       (Class B)* ..........................       53,127
     2,125             St. Joe Co. (The) ...................       62,581
       745             Trammell Crow Co.* ..................        6,698
     1,607             United Leisure Corp.* ...............          675
       881             W.P. Carey & Co., LLC ...............       18,061
                                                               ----------
                                                                  298,474
                                                               ----------
                       Real Estate Investment Trusts (1.1%)
       122             Alexander's, Inc.* ..................        7,953
       423             Alexandria Real Estate
                       Equities, Inc. ......................       16,624
     2,253             AMB Property Corp. ..................       56,325
       446             Amli Residential Properties
                       Trust ...............................       10,459
     1,167             Annaly Mortgage Management
                       Inc. ................................       16,805
     1,913             Apartment Investment &
                       Management Co. (Class A).............       88,419
     3,123             Archstone Communities Trust..........       79,668
     1,701             Arden Realty, Inc. ..................       43,205

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      2,266            Associated Estates Realty
                         Corp. .............................   $  22,887
      1,802            Avalonbay Communities, Inc. .........      86,226
        535            Bedford Property Investors,
                         Inc. ..............................      11,235
      2,323            Boston Properties, Inc. .............      89,552
        674            Boykin Lodging Co. ..................       8,155
        905            Brandywine Realty Trust .............      19,295
      1,207            BRE Properties, Inc. (Class A).......      36,645
        743            Burnham Pacific Properties,
                         Inc. ..............................       3,715
      1,092            Cabot Industrial Trust ..............      22,932
      1,061            Camden Property Trust ...............      39,734
        727            Capital Automotive REIT .............      12,352
        596            Capstead Mortgage Corp. .............      16,539
      1,743            CarrAmerica Realty Corp. ............      52,029
        683            CBL & Associates Properties,
                         Inc. ..............................      21,064
      1,678            Center Trust, Inc. ..................       6,880
        538            CenterPoint Properties Corp. ........      25,421
        595            Charles E. Smith Residential
                       Realty, Inc.* .......................      29,702
        778            Chateau Communities, Inc. ...........      22,873
        423            Chelsea Property Group, Inc. ........      20,262
        546            Colonial Properties Trust ...........      16,244
        895            Commercial Net Lease Realty..........      12,306
        964            Cornerstone Realty Income
                         Trust, Inc. .......................      10,614
      1,309            Cousins Properties, Inc. ............      32,869
      2,796            Crescent Real Estate Equities
                         Co.  ..............................      67,467
      1,437            Developers Diversified Realty
                         Corp. .............................      25,219
      3,327            Duke Realty Corp. ...................      81,146
        528            EastGroup Properties, Inc.  .........      11,817
        611            Entertainment Properties
                         Trust .............................      10,631
      3,418            Equity Inns, Inc. ...................      29,942
     10,600            Equity Office Properties Trust.......     318,212
      3,496            Equity Residential Properties
                         Trust .............................     198,223
        509            Essex Property Trust, Inc. ..........      25,908
      1,077            Federal Realty Investment
                         Trust .............................      23,156

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      1,444            FelCor Lodging Trust, Inc. ..........   $  31,393
      1,041            First Industrial Realty Trust,
                         Inc. ..............................      32,687
      1,979            First Union Real Estate Equity
                         & Mortgage Investments ............       4,789
      1,514            Franchise Finance Corp. of
                         America ...........................      38,910
        610            Gables Residential Trust ............      17,904
      1,397            General Growth Properties,
                         Inc. ..............................      50,446
        574            Glenborough Realty Trust
                         Inc. ..............................      10,849
        749            Glimcher Realty Trust ...............      12,988
        619            Great Lakes REIT, Inc. ..............      10,894
      1,427            Health Care Property
                       Investors, Inc. .....................      50,915
        755            Health Care REIT, Inc. ..............      18,573
      1,100            Healthcare Realty Trust, Inc.  ......      28,754
      1,409            Highwoods Properties, Inc. ..........      36,000
        580            Home Properties of New York,
                         Inc. ..............................      17,487
      1,517            Hospitality Properties Trust ........      42,552
      6,112            Host Marriott Corp. .................      77,317
      3,328            HRPT Properties Trust ...............      28,721
      1,044            Innkeepers USA Trust ................      12,204
      1,044            IRT Property Co. ....................       9,970
      2,292            iStar Financial Inc. ................      64,153
        593            JDN Realty Corp. ....................       7,069
        526            JP Realty, Inc. .....................      11,945
        722            Kilroy Realty Corp. .................      19,350
      1,721            Kimco Realty Corp. ..................      80,543
        620            Koger Equity, Inc. ..................       9,982
      1,535            Konover Property Trust, Inc.  .......       4,098
      3,751            La Quinta Properties, Inc.
                         (Paired)* .........................      19,280
      1,571            LaSalle Hotel Properties ............      26,471
      1,909            Lexington Corporate
                         Properties Trust ..................      28,349
      1,814            Liberty Property Trust ..............      53,694
      3,070            LTC Properties, Inc. ................      14,153
        933            Macerich Co. (The) ..................      22,485
      1,526            Mack-Cali Realty Corp. ..............      42,270
        553            Manufactured Home
                       Communities, Inc. ...................      15,716


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
    1,240              MeriStar Hospitality Corp. ..........   $  26,660
      440              Mid-America Apartment
                         Communities, Inc. .................      11,330
      631              Mills Corp. .........................      14,425
      420              National Golf Properties, Inc. ......      10,143
      533              National Health Investors,
                         Inc. ..............................       5,767
    1,262              Nationwide Health Properties,
                         Inc. ..............................      24,622
    2,355              New Plan Excel Realty Trust .........      37,798
      454              Pacific Gulf Properties, Inc. .......       2,188
      874              Pan Pacific Retail Properties,
                         Inc. ..............................      22,374
      297              Parkway Properties, Inc. ............       9,890
      498              Pennsylvania Real Estate
                       Investment Trust ....................      10,906
    1,062              Post Properties, Inc. ...............      39,825
      976              Prentiss Properties Trust ...........      26,352
      609              Prime Group Realty Trust ............       7,856
    4,492              ProLogis Trust ......................      95,230
      629              PS Business Parks, Inc.
                         (Class A) .........................      18,115
    2,970              Public Storage, Inc. ................      87,674
      771              Realty Income Corp. .................      22,105
    1,211              Reckson Associates Realty
                         Corp. .............................      26,824
    1,519              Regency Center Corp. ................      39,069
      836              RFS Hotel Investors, Inc. ...........      12,415
    1,843              Rouse Co. (The) .....................      50,683
      592              Saul Centers, Inc. ..................      11,011
    2,220              Senior Housing Properties
                         Trust .............................      28,416
      812              Shurgard Storage Centers,
                         Inc. (Class A) ....................      24,238
    4,424              Simon Property Group, Inc. ..........     125,420
      668              SL Green Realty Corp.  ..............      20,240
    1,226              Sovran Self Storage, Inc.  ..........      31,018
      744              Storage USA, Inc.  ..................      26,635
      721              Summit Properties Inc. ..............      18,818
      457              Sun Communities, Inc. ...............      16,137
      183              Tanger Factory Outlet
                       Centers, Inc. .......................       3,944
    1,271              Taubman Centers, Inc. ...............      17,794

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
    2,399              Thornburg Mortgage Asset
                         Corp. .............................   $  42,510
      539              Town & Country Trust ................      10,834
    2,704              United Dominion Realty Trust,
                         Inc. ..............................      37,856
    1,797              Ventas, Inc. ........................      19,713
    2,326              Vornado Realty Trust ................      89,877
      975              Washington Real Estate
                       Investment Trust ....................      22,766
      840              Weingarten Realty Investors .........      37,548
    9,258              Wyndham International, Inc.
                         (Class A)* ........................      22,867
                                                               ---------
                                                               3,893,514
                                                               ---------
                       Recreational Products (0.4%)
    1,275              Acclaim Entertainment, Inc.*.........       5,406
      485              Action Performance
                       Companies, Inc.* ....................      11,107
      687              Activision, Inc.* ...................      23,303
      996              Arctic Cat, Inc. ....................      14,492
    2,317              Brunswick Corp. .....................      50,603
    1,989              Callaway Golf Co. ...................      30,969
    1,945              Coachmen Industries, Inc. ...........      22,562
      542              Concord Camera Corp.* ...............       3,241
    7,489              Eastman Kodak Co. ...................     324,349
    3,434              Electronic Arts Inc.* ...............     195,463
    4,453              Hasbro, Inc. ........................      71,693
      537              Infogrames, Inc.* ...................       4,044
    1,960              International Game
                         Technology* .......................     101,881
    1,235              JAKKS Pacific, Inc.* ................      24,737
    3,210              K2 Inc.* ............................      28,954
      779              Marvel Enterprises, Inc.* ...........       3,116
   11,125              Mattel, Inc. ........................     199,138
      840              Meade Instruments Corp.* ............       5,124
      986              Midway Games, Inc.* .................      15,086
      490              Monaco Coach Corp.* .................      14,298
      243              National R.V. Holdings, Inc.* .......       3,110
      652              Polaris Industries Inc. .............      31,870
    3,688              Scientific Games Corp.
                         (Class A)* ........................      18,772
      446              Steinway Musical Instruments
                         Inc.* .............................       8,024


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
    1,052              Sturm, Ruger & Co., Inc. ...........   $   9,805
      859              Take-Two Interactive Software,
                         Inc.* ............................      17,060
      356              Thor Industries, Inc. ..............      12,282
      556              THQ, Inc.* .........................      27,605
    1,114              Topps Co., Inc. (The)* .............      12,822
      396              Winnebago Industries, Inc. .........      11,068
      813              WMS Industries, Inc.* ..............      18,699
                                                              ---------
                                                              1,320,683
                                                              ---------
                       Regional Banks (2.1%)
      538              1st Source Corp. ...................      13,090
      802              Alabama National
                       BanCorporation .....................      26,827
      675              Amcore Financial, Inc. .............      14,830
      690              AmeriServ Financial, Inc. ..........       4,009
    9,563              AmSouth Bancorporation .............     190,112
      583              Area Bancshares Corp. ..............       9,101
    1,709              Associated Banc-Corp. ..............      60,994
      296              BancFirst Corp. ....................      12,580
      447              BancFirst Ohio Corp. ...............      11,171
    2,185              BancorpSouth, Inc. .................      35,179
    1,771              BancWest Corp. .....................      61,613
      425              Bank of Granite Corp. ..............       9,244
    3,601              Banknorth Group, Inc. ..............      82,679
    1,325              BOK Financial Corp.* ...............      40,492
      392              Capital City Bank Group, Inc. ......       8,828
      264              Cathay Bancorp, Inc. ...............      13,952
    1,067              Centennial Bancorp* ................       9,601
      618              Chemical Financial Corp. ...........      16,365
      743              Chittenden Corp. ...................      24,853
    1,246              Citizens Banking Corp. .............      36,807
    1,543              City Holding Co. ...................      17,359
    1,281              City National Corp. ................      60,207
    2,899              Colonial BancGroup, Inc.
                         (The) ............................      42,673
      843              Commerce Bancorp, Inc. .............      64,237
    1,624              Commerce Bancshares, Inc. ..........      62,914
      375              Community Bank System,
                         Inc. .............................       9,900
    1,076              Community First Bankshares,
                         Inc. .............................      26,470
      481              Community Trust Bancorp,
                         Inc. .............................      11,058

      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
    3,348              Compass Bancshares, Inc. ...........   $  91,233
      362              Corus Bankshares, Inc. .............      21,430
      418              CPB, Inc. ..........................      14,212
    1,407              Cullen/Frost Bankers, Inc. .........      49,400
      491              CVB Financial Corp. ................       9,314
      603              East West Bancorp, Inc. ............      15,389
      710              F & M Bancorp ......................      20,086
      744              F & M National Corp.* ..............      29,849
      618              F.N.B Corp. ........................      16,303
      255              Farmers Capital Bank Corp. .........       9,183
   14,859              Fifth Third Bancorp ................     936,414
      696              First Bancorp ......................      20,219
      482              First Busey Corp. ..................       9,905
      819              First Charter Corp. ................      14,832
      303              First Citizens BancShares, Inc.
                         (Class A) ........................      30,455
    1,523              First Commonwealth Financial
                         Corp. ............................      20,104
    1,326              First Financial Bancorp ............      22,211
      361              First Financial Bankshares,
                         Inc. .............................      11,021
      269              First Financial Corp. ..............      11,710
      413              First Merchants Corp. ..............       9,706
    1,077              First Midwest Bancorp, Inc. ........      35,476
    1,771              First Republic Bank* ...............      46,312
    3,315              First Tennessee National
                         Corp. ............................     114,036
    1,237              First Virginia Banks, Inc. .........      59,203
    2,238              FirstMerit Corp. ...................      56,330
    2,146              Flagstar Bancorp ...................      48,285
      461              Frontier Financial Corp. ...........      12,982
    2,112              Fulton Financial Corp. .............      46,886
      492              GBC Bancorp ........................      16,418
      480              German American Bancorp ............       7,925
      399              Gold Banc Corp., Inc. ..............       3,036
    1,132              Greater Bay Bancorp ................      29,919
    1,371              Hamilton Bancorp, Inc.* ............       9,295
      239              Hancock Holding Co. ................      10,019
      289              Harleysville National Corp. ........      13,019
    4,084              Hibernia Corp. (Class A) ...........      76,412
    1,228              Hudson United Bancorp ..............      33,721
      723              Independent Bank Corp.-
                         Massachusetts ....................      14,135


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      279              Independent Bank Corp.-
                         Michigan ............................ $   7,254
      394              Integra Bank Corp. ....................     9,692
      731              International Bancshares
                         Corp. .............................      28,472
      546              Irwin Financial Corp. ...............      13,404
    2,545              M&T Bank Corp. ......................     204,873
    2,708              Marshall & Ilsley Corp.  ............     159,501
    1,875              Mercantile Bankshares Corp. .........      78,994
      630              Mid-State Bancshares ................      10,256
      408              MidAmerica Bancorp ..................      10,424
      538              Midwest Banc Holdings, Inc.  ........      10,760
      323              Mississippi Valley Bancshares,
                         Inc. ..............................      12,536
      203              National City Bancorporation.........       6,350
    5,299              National Commerce Financial
                         Corp. .............................     139,364
      454              National Penn Bancshares,
                         Inc. ..............................      10,047
    1,128              NBT Bancorp, Inc. ...................      18,274
    4,178              North Fork Bancorporation,
                         Inc. ..............................     135,534
    5,748              Northern Trust Corp. ................     366,722
    1,646              Old National Bancorp ................      43,306
      294              Omega Financial Corp. ...............       8,802
      418              Oriental Financial Group, Inc. ......       7,491
      672              Pacific Capital Bancorp .............      20,160
    2,167              Pacific Century Financial
                         Corp. .............................      57,426
      367              Park National Corp. .................      37,067
      377              Peoples Bancorp Inc. ................       7,615
      470              Promistar Financial Corp. ...........      11,313
      671              Provident Bankshares Corp. ..........      15,802
    1,310              Provident Financial Group,
                         Inc. ..............................      43,243
    5,874              Regions Financial Corp. .............     187,968
    1,293              Republic Bancorp Inc. ...............      20,184
      995              Republic Bancshares, Inc.* ..........      16,617
      735              Riggs National Corp. ................      13,083
      705              S & T Bancorp, Inc. .................      17,674
    1,101              Sandy Spring Bancorp, Inc. ..........      37,676
    1,160              Santander BanCorp. ..................      22,620
      940              Seacoast Financial Services
                         Corp. .............................      15,980

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      772              Second Bancorp, Inc. ................   $  15,980
    1,320              Silicon Valley Bancshares* ..........      26,611
      308              Simmons First National Corp.
                         (Class A) .........................      10,623
    2,284              Sky Financial Group, Inc. ...........      44,675
    1,189              South Financial Group, Inc.
                         (The) .............................      21,045
      859              Southwest Bancorp of Texas,
                         Inc.* .............................      28,880
      813              Sterling Bancshares, Inc. ...........      16,309
      367              Sterling Financial Corp. ............       9,072
    1,071              Susquehanna Bancshares,
                         Inc. ..............................      22,320
    7,489              Synovus Financial Corp. .............     255,749
    2,057              TCF Financial Corp. .................     100,382
      418              Texas Regional Bancshares,
                         Inc. (Class A) ....................      15,901
      448              Trust Co. of New Jersey (The)........      10,994
    1,681              Trustco Bank Corp. of New
                         York ..............................      22,189
    1,798              Trustmark Corp. .....................      43,422
   49,202              U.S. Bancorp ........................   1,168,055
      487              UCBH Holdings, Inc. .................      15,082
      545              UMB Financial Corp. .................      23,108
    3,585              Union Planters Corp. ................     160,214
    1,120              United Bankshares, Inc. .............      30,912
      487              United National Bancorp .............      11,819
      766              USB Holding Co., Inc. ...............      11,299
    2,018              Valley National Bancorp .............      57,210
      742              Washington Trust Bancorp,
                         Inc. ..............................      15,575
      376              WesBanco, Inc. ......................       9,110
      783              West Coast Bancorp ..................      10,171
      986              Westamerica Bancorporation...........      38,898
      687              Whitney Holding Corp. ...............      30,977
      853              Wilmington Trust Corp. ..............      56,230
    2,409              Zions Bancorporation ................     140,806
                                                               ---------
                                                               7,203,632
                                                               ---------
                       Restaurants (0.6%)
      785              AFC Enterprises, Inc.* ..............      17,199
    1,071              Applebee's International, Inc. ......      32,451
      942              Bob Evans Farms, Inc. ...............      17,408
    2,629              Brinker International, Inc.* ........      66,303


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
      1,537            CBRL Group, Inc. ....................   $  29,802
        720            CEC Entertainment, Inc.* ............      25,697
      1,263            Cheesecake Factory, Inc.
                         (The)* ............................      38,395
      1,343            CKE Restaurants, Inc.* ..............       6,097
      3,088            Darden Restaurants, Inc. ............      92,331
        520            IHOP Corp.* .........................      14,716
      1,003            Jack in the Box Inc.* ...............      28,435
      1,412            Krispy Kreme Doughnuts,
                         Inc.* .............................      39,818
      1,175            Landry's Seafood
                       Restaurants, Inc. ...................      22,208
      1,253            Lone Star Steakhouse &
                       Saloon, Inc. ........................      13,658
        737            Luby's Cafeterias, Inc. .............       6,751
    33,392             McDonald's Corp. ....................     973,043
       855             NPC International, Inc.* ............       9,738
       668             O'Charley's, Inc.* ..................      12,398
     1,965             Outback Steakhouse, Inc.* ...........      56,415
       432             P.F. Chang's China Bistro,
                         Inc.* .............................      17,677
       587             Papa John's International,
                         Inc.* .............................      14,205
       630             RARE Hospitality International,
                         Inc.* .............................      12,890
     1,670             Ruby Tuesday, Inc. ..................      31,062
       977             Ryan's Family Steak Houses,
                         Inc.* .............................      16,287
       718             Sonic Corp.* ........................      21,404
     9,816             Starbucks Corp.* ....................     177,081
     2,423             The Steak n Shake Co.* ..............      21,662
       583             Triarc Co., Inc.* ...................      15,275
     3,793             Tricon Global Restaurants,
                         Inc.* .............................     173,530
     2,935             Wendy's International, Inc. .........      78,687
                                                               ---------
                                                               2,082,623
                                                               ---------
                       Savings Banks (0.8%)
       572             Anchor Bancorp Wisconsin,
                         Inc. ..............................       9,244
       317             Andover Bancorp, Inc.  ..............      16,249
     1,280             Astoria Financial Corp. .............      76,787
       576             Banner Corp. ........................      12,672
     1,428             Bay View Capital Corp. ..............      10,424

      NUMBER OF
       SHARES                                                          VALUE
--------------------------------------------------------------------------------
       895             Brookline Banccorp, Inc. ............   $  13,828
     1,196             BSB Bancorp, Inc. ...................      27,986
     2,162             Capitol Federal Financial ...........      39,997
       917             CFS Bancorp, Inc. ...................      12,994
     5,338             Charter One Financial, Inc. .........     171,403
     1,343             Commercial Federal Corp. ............      33,441
       553             Commonwealth Bancorp,
                         Inc. ..............................      11,862
     3,004             Dime Bancorp, Inc. ..................     122,413
       293             Dime Community Bancshares............      11,134
       738             Downey Financial Corp. ..............      43,225
     2,031             First Federal Capital Corp. .........      32,435
     1,701             First Financial Holdings, Inc. ......      40,654
       409             First Indiana Corp. .................      10,728
       912             First Niagara Financial Group,
                         Inc. ..............................      14,820
     1,187             First Sentinel Bancorp, Inc. ........      14,790
       446             Firstfed Financial Corp.* ...........      13,759
     3,486             Golden State Bancorp Inc. ...........     115,840
     4,097             Golden West Financial Corp. .........     264,871
     2,607             GreenPoint Financial Corp. ..........     107,565
       760             Harbor Florida Bancshares,
                         Inc. ..............................      14,478
     2,736             Hudson City Bancorp, Inc. ...........      69,193
     1,913             Hudson River Bancorp, Inc. ..........      36,538
     1,785             Independence Community
                         Bank Corp. ..........................      38,378
       590             MAF Bancorp, Inc. ...................      18,196
       634             Net.B@nk, Inc.* .....................       6,245
     1,139             New York Community
                       Bancorp, Inc. .......................      48,442
     1,139             Northwest Bancorp, Inc. .............      11,401
       572             OceanFirst Financial Corp. ..........      14,466
     1,756             Ocwen Financial Corp.* ..............      18,965
     1,350             Pacific Northwest Bancorp ...........      29,039
     1,712             People's Bank .......................      43,160
     1,398             PFF Bancorp, Inc. ...................      35,789
       684             Richmond County Financial
                         Corp. .............................      29,617
     1,650             Roslyn Bancorp, Inc. ................      49,500
     6,372             Sovereign Bancorp, Inc. .............      74,680
       448             St. Francis Capital Corp. ...........       9,990
       945             Staten Island Bancorp, Inc. .........      28,917


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
   2,753               United Community Financial
                         Corp. ............................   $   20,152
   1,072               W Holding Co., Inc. ................       16,037
   1,545               Washington Federal, Inc. ...........       41,112
  22,660               Washington Mutual, Inc. ............      918,183
   1,650               Waypoint Financial Corp. ...........       21,780
   1,311               Webster Financial Corp.* ...........       46,855
     836               Westcorp ...........................       16,988
     263               WSFS Financial Corp. ...............        4,521
                                                              ----------
                                                               2,891,743
                                                              ----------
                       Semiconductors (3.4%)
     653               Actel Corp.* .......................       14,301
   8,881               Advanced Micro Devices,
                         Inc.* ............................      162,167
  18,771               Agere Systems, Inc.
                         (Class A)* .......................      103,804
   1,066               Alliance Semiconductor
                         Corp.* ...........................       12,270
   1,146               Alpha Industries, Inc.* ............       43,686
   9,986               Altera Corp.* ......................      300,179
     780               ANADIGICS, Inc.* ...................       12,940
   9,291               Analog Devices, Inc.* ..............      427,386
   7,758               Applied Micro Circuits Corp.*.......      132,972
  11,979               Atmel Corp.* .......................      119,910
   6,715               Broadcom Corp. (Class A)* ..........      292,975
   2,105               Cirrus Logic, Inc.* ................       38,943
   6,518               Conexant Systems, Inc.* ............       61,986
   3,323               Cypress Semiconductor
                         Corp.* ...........................       90,651
     579               Elantec Semiconductor, Inc.*........       21,857
     977               ESS Technology, Inc.* ..............       13,590
     976               Exar Corp.* ........................       23,473
   2,601               Fairchild Semiconductor Corp.
                         (Class A)* .......................       62,034
     929               General Semiconductor, Inc.*........       10,461
   1,955               GlobeSpan, Inc.* ...................       31,280
   1,706               Integrated Circuit Systems,
                         Inc.* ............................       32,926
   2,759               Integrated Device Technology,
                         Inc.* ............................      101,669
     940               Integrated Silicon Solution,
                         Inc.* ............................       12,690
173,638                Intel Corp. ........................    5,176,149

      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
   1,651               International Rectifier Corp.*......   $   61,648
   1,785               Intersil Holding Corp.
                         (Class A)* .......................       61,940
   2,795               Lattice Semiconductor
                         Corp.* ...........................       67,639
   8,207               Linear Technology Corp. ............      357,661
   9,330               LSI Logic Corp.* ...................      203,207
   8,477               Maxim Integrated Products,
                         Inc.* ............................      391,383
   2,406               Micrel, Inc.* ......................       81,034
   3,431               Microchip Technology Inc.* .........      124,545
  15,394               Micron Technology, Inc.* ...........      646,548
     365               Microsemi Corp.* ...................       23,378
   1,049               MIPS Technologies, Inc.
                         (Class A)* .......................       15,221
   4,478               National Semiconductor Corp.*             143,520
   1,332               Oak Technology, Inc.* ..............       11,975
   4,535               ON Semiconductor Corp.* ............       15,374
     448               Pericom Semiconductor
                         Corp.* ...........................        6,742
   1,071               Pixelworks, Inc.* ..................       22,170
     670               Power Integrations, Inc.* ..........       14,506
   1,448               QuickLogic Corporation* ............        6,444
   1,803               Semtech Corp.* .....................       66,801
   1,390               Silicon Image, Inc.* ...............        5,630
   1,303               Silicon Laboratories Inc.* .........       26,295
   2,385               Silicon Storage Technology,
                         Inc.* ............................       22,419
     783               Siliconix, Inc.* ...................       22,096
   1,920               SONICblue, Inc.* ...................        4,954
   1,229               Standard Microsystems
                         Corp.* ...........................       16,456
     619               Supertex, Inc.* ....................        9,923
  44,823               Texas Instruments, Inc. ............    1,546,394
   3,487               Transmeta Corp.* ...................        8,437
   2,230               TranSwitch Corp.* ..................       18,375
   3,334               TriQuint Semiconductor, Inc.*.......       75,511
   4,734               Vitesse Semiconductor
                         Corp.* ...........................       93,260
     472               Xicor, Inc.* .......................        4,272
   8,587               Xilinx, Inc.* ......................      343,480
     331               Zoran Corp.* .......................       13,108
                                                              ----------
                                                              11,832,645
                                                              ----------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Services to the Health Industry (0.4%)
      693              Accredo Health, Inc.* ..............   $   21,026
      794              AdvancePCS* ........................       49,307
      894              Albany Molecular Research,
                         Inc.* ............................       27,794
      458              Allscripts Healthcare
                       Solutions, Inc.* ...................        2,940
      908              Cerner Corp.* ......................       51,157
    1,564              Covance, Inc.* .....................       37,458
    1,026              Dendrite International, Inc.* ......       11,173
      581              DVI, Inc.* .........................       10,115
    1,133              Eclipsys Corp.* ....................       30,104
    2,072              Express Scripts, Inc.
                         (Class A)* .......................      120,901
      940              First Consulting Group, Inc.*.......        7,238
   10,061              Healthsouth Corp.* .................      172,043
      869              I-Many Inc.* .......................        4,501
      768              IDX Systems Corp.* .................       14,100
      423              IMPATH Inc.* .......................       19,940
    7,608              IMS Health Inc. ....................      195,526
      486              InterDent, Inc.* ...................          184
    1,838              Laboratory Corp. of America
                         Holdings* ........................      165,346
    1,104              MedicaLogic/Medscape,
                         Inc.* ............................          740
      941              MedQuist Inc.* .....................       29,689
    2,404              Omnicare, Inc. .....................       60,749
    1,074              PAREXEL International Corp.*........       17,248
      937              Per-Se Technologies, Inc.* .........        8,217
    1,368              Pharmaceutical Product
                       Development, Inc.* .................       48,441
      627              Pharmacopeia, Inc.* ................       10,063
      370              Professional Detailing, Inc.* ......       23,865
      582              QuadraMed Corp.* ...................        2,910
    2,458              Quest Diagnostics Inc.* ............      169,848
    3,095              Quintiles Transnational
                         Corp.* ...........................       57,598
      548              Specialty Laboratories, Inc.*.......       17,043
      402              Stericycle, Inc.* ..................       19,794
      500              TriZetto Group, Inc. (The)* ........        6,400
    1,607              Ventiv Health, Inc.* ...............       19,155
    9,627              WebMD Corp.* .......................       55,452
                                                              ----------
                                                               1,488,065
                                                              ----------


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Specialty Insurance (0.3%)
    2,772              Ambac Financial Group, Inc. ........   $  159,501
    1,118              CNA Surety Corp. ...................       16,077
    2,063              Fidelity National Financial,
                         Inc. .............................       52,895
    1,710              First American Financial
                         Corp. ............................       30,353
    1,101              FPIC Insurance Group, Inc.* ........       15,579
      453              LandAmerica Financial Group,
                         Inc. .............................       14,496
      220              Markel Corp.* ......................       44,530
    3,828              MBIA, Inc. .........................      214,980
    2,811              MGIC Investment Corp. ..............      210,937
    1,875              MIIX Group, Inc. ...................       18,038
    1,610              PICO Holdings, Inc.* ...............       24,327
    1,187              PMI Group, Inc. (The) ..............       81,903
      569              Pre-Paid Legal Services, Inc.*......       11,044
      430              Proassurance Corp.* ................        7,095
    2,395              Radian Group, Inc. .................       95,848
      308              SCPIE Holdings Inc. ................        6,206
      588              Stewart Information Services
                         Corp.* ...........................       11,613
      551              Triad Guaranty, Inc.* ..............       20,883
                                                              ----------
                                                               1,036,305
                                                              ----------
                       Specialty Stores (0.5%)
    8,668              AutoNation, Inc.* ..................       99,249
    2,929              AutoZone, Inc.* ....................      138,630
    1,683              Barnes & Noble, Inc.* ..............       65,974
    7,452              Bed Bath & Beyond Inc.* ............      240,178
    1,729              Bombay Co., Inc. (The)* ............        4,530
    2,139              Borders Group, Inc.* ...............       49,347
    2,116              Central Garden & Pet Co.* ..........       18,134
    1,342              Claire's Stores, Inc. ..............       23,029
      565              Cost Plus, Inc.* ...................       15,950
      926              CPI Corp. ..........................       18,844
    2,073              CSK Auto Corp.* ....................       13,060
      592              Discount Auto Parts, Inc.* .........        7,785
      495              Group 1 Automotive, Inc.* ..........       15,746
      977              Guitar Center, Inc.* ...............       15,417
    2,085              Haverty Furniture Companies,
                         Inc. .............................       30,024
      752              Jo-Ann Stores, Inc. (Class A)*......        3,346
    1,067              Linens 'N Things, Inc.* ............       27,422


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                      VALUE
--------------------------------------------------------------------------------
      834              Michaels Stores, Inc.* ..........   $  35,003
      427              Midas, Inc. .....................       5,978
    1,370              O'Reilly Automotive, Inc.* ......      47,813
    7,683              Office Depot, Inc.* .............      98,496
    2,704              Officemax, Inc.* ................      10,410
    1,380              Pep Boys-Manny Moe & Jack........      18,906
    3,085              PETsMART, Inc.* .................      22,212
    2,614              Pier 1 Imports, Inc. ............      30,715
    1,112              Regis Corp. .....................      20,694
      674              Rent-A-Center, Inc.* ............      24,318
      278              Sharper Image Corp.* ............       2,502
      800              Sonic Automotive, Inc.* .........      15,600
   11,781              Staples, Inc.* ..................     176,597
    3,768              Tiffany & Co. ...................     133,010
    5,101              Toys 'R' Us, Inc.* ..............     117,476
      838              Tuesday Morning Corp.* ..........      10,349
      900              United Auto Group, Inc.* ........      15,264
      492              Whitehall Jewellers, Inc.* ......       4,935
    1,523              Williams-Sonoma, Inc.* ..........      58,042
      943              Zale Corp.* .....................      31,826
                                                           ---------
                                                           1,666,811
                                                           ---------
                       Specialty Telecommunications (0.6%)
      898              Adelphia Business Solutions,
                         Inc.* .........................       3,574
    2,971              Allegiance Telecom, Inc.* .......      44,535
    1,430              Allied Riser Communications
                         Corporation* ..................         257
    4,657              American Tower Corp.
                         (Class A)* ....................      78,936
    3,640              enturyTel, Inc. .................     112,694
    7,367              Citizens Communications
                         Co.* ..........................      90,393
      850              Clarent Corp.* ..................       5,993
      579              Commonwealth Telephone
                       Enterprises, Inc.* ..............      24,781
    5,558              Crown Castle International
                         Corp.* ........................      54,191
      438              CT Communications, Inc. .........       7,236
      823              CTC Communication Group,
                         Inc.* .........................       4,691


      NUMBER OF
       SHARES                                                      VALUE
--------------------------------------------------------------------------------
    1,157              Cypress Communications,
                         Inc.* .........................   $     359
      295              Deltathree Inc.* ................         174
    1,473              DSL.net, Inc.* ..................       1,407
    1,598              Focal Communications
                         Corp.* ........................       2,413
    1,386              General Communication, Inc.
                         (Class A)* ....................      16,590
      447              GRIC Communications, Inc.*.......         599
      320              Hickory Tech Corp. ..............       5,680
      723              IDT Corp.* ......................       8,705
      869              Illuminet Holdings, Inc.* .......      26,252
    1,643              ITC DeltaCom, Inc.* .............       4,370
      765              LCC International, Inc.
                         (Class A)* ....................       4,208
    9,684              Level 3 Communications,
                         Inc.* .........................      43,287
    1,316              Lightbridge, Inc.* ..............      14,213
   15,971              McLeodUSA Inc. (Class A)* .......      38,969
   14,132              Metromedia Fiber Network,
                         Inc. (Class A)* ...............      12,295
    1,139              Network Access Solutions
                         Corp.* ........................         228
    1,611              Network Plus Corp.* .............       4,656
      336              North Pittsburgh Systems,
                         Inc. ..........................       4,472
    3,916              PanAmSat Corp.* .................     127,779
    1,266              Pinnacle Holdings, Inc.* ........       4,811
    1,551              PTEK Holdings, Inc.* ............       5,351
   42,893              Qwest Communications
                       International, Inc. .............   1,115,218
    2,059              Rhythms NetConnections
                         Inc.* .........................         113
      984              rStar Corp.* ....................         689
      872              Startec Global
                       Communications Corp.* ...........         166
    1,548              Telephone & Data Systems,
                         Inc. ..........................     166,797
    1,078              Time Warner Telecom Inc.
                         (Class A)* ....................      30,303
      376              U.S. LEC Corp. (Class A)* .......       1,075
    1,756              West Corp.* .....................      43,461
   12,784              Williams Communications
                         Group, Inc.* ..................      27,613


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
      7,030            XO Communications, Inc.
                         (Class A)* .......................   $   9,420
        550            Z-Tel Technologies, Inc.* ..........         578
                                                              ---------
                                                              2,149,532
                                                              ---------
                       Steel (0.1%)
      2,909            AK Steel Holding Corp. .............      38,137
      2,155            Allegheny Technologies Inc. ........      41,074
      3,129            Bethlehem Steel Corp.* .............       6,352
        688            Birmingham Steel Corp.* ............         716
        600            Carpenter Technology Corp. .........      16,464
        288            Cleveland-Cliffs, Inc. .............       4,824
        624            Lone Star Technologies, Inc.*.......      14,040
      1,331            National Steel Corp. (Class B)......       2,529
        864            NS Group, Inc.* ....................       8,208
      2,050            Nucor Corp. ........................      98,175
        874            Oregon Steel Mills, Inc. ...........       5,436
      1,110            Quanex Corp. .......................      30,359
        759            Reliance Steel & Aluminum
                         Co.  .............................      18,899
        445            Ryerson Tull, Inc. .................       5,700
      1,144            Steel Dynamics, Inc.* ..............      14,529
      2,317            USX-U.S. Steel Group* ..............      45,645
      2,248            Worthington Industries, Inc. .......      31,607
                                                              ---------
                                                                382,694
                                                              ---------
                       Telecommunication Equipment (1.5%)
      1,338            Accelerated Networks, Inc.*.........         395
     20,181            ADC Telecommunications,
                         Inc.* ............................      99,089
      1,035            Adtran, Inc.* ......................      24,064
      2,126            Advanced Fibre
                       Communications, Inc.* ..............      53,682
        561            Airnet Communications
                         Corp.* ...........................         151
        977            Allen Telecom Inc.* ................      13,541
      2,167            Andrew Corp.* ......................      47,761
        986            Antec Corp.* .......................      10,156
        572            Audiovox Corp. (Class A)* ..........       5,760
      1,752            Avanex Corp.* ......................      12,194
        491            Brooktrout, Inc.* ..................       2,995
        909            C-COR.net Corp.* ...................      10,481
        653            Carrier Access Corp.* ..............       3,853


      NUMBER OF
       SHARES                                                         VALUE
--------------------------------------------------------------------------------
       583             Catapult Communications
                       Corp.* .............................   $  10,051
       446             Celeritec, Inc.* ...................       6,494
       842             Centillium Communications,
                       Inc.* ..............................      12,462
     8,431             CIENA Corp.* .......................     279,403
       684             Com21, Inc.* .......................         752
     1,331             CommScope, Inc.* ...................      30,626
     4,418             Comverse Technology, Inc.* .........     124,941
     1,356             Copper Mountain Networks,
                       Inc.* ..............................       4,448
    24,016             Corning Inc. .......................     376,091
     9,176             Corvis Corp.* ......................      35,786
       303             Davox Corp.* .......................       2,703
     1,249             DDi Corp.* .........................      24,281
       792             Digital Lightwave, Inc.* ...........      16,212
       738             Ditech Communications
                       Corp.* .............................       4,878
     2,003             DMC Stratex Networks, Inc.*.........      20,330
     2,838             eLOT, Inc.* ........................         596
     1,639             General DataComm
                       Industries, Inc.* ..................         557
     3,069             Glenayre Technologies, Inc.*........       2,455
       612             Globecomm Systems Inc.* ............       3,990
     1,496             Harmonic, Inc.* ....................      22,814
     1,765             Harris Corp. .......................      52,985
     2,022             InteliData Technologies
                       Corp.* .............................       9,908
       654             Inter-Tel, Inc. ....................      10,268
     1,394             InterDigital Communications
                       Corp.* .............................      16,658
       864             InterVoice-Brite, Inc.* ............      11,154
       356             Latitude Communications,
                       Inc.* ..............................         534
    87,937             Lucent Technologies Inc. ...........     589,178
       451             MCK Communications, Inc.* ..........         758
       966             Metawave Communications
                       Corp.* .............................       2,975
       802             Metricom, Inc.* ....................       1,460
     1,047             Microtune, Inc.* ...................      21,359
    56,704             Motorola, Inc. .....................   1,059,798
     1,348             Netro Corp.* .......................       4,556
     1,529             New Focus, Inc.* ...................       7,645


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
     2,206             Next Level Communications,
                         Inc.* ...........................   $      7,170
       866             NMS Communications Corp. ..........          4,018
     3,569             ONI Systems Corp.* ................         82,622
     4,202             Oplink Communications, Inc.*.......          8,152
     1,515             Optical Cable Corp.* ..............         14,090
     1,817             P-COM, Inc.* ......................            872
     2,350             PictureTel Corp.* .................         12,925
     1,335             Plantronics, Inc.* ................         28,369
     2,192             Polycom, Inc.* ....................         55,786
     1,680             Powerwave Technologies,
                         Inc.* ...........................         28,829
    19,553             QUALCOMM Inc.* ....................      1,236,336
     1,143             REMEC, Inc.* ......................         12,722
     4,211             RF Micro Devices, Inc.* ...........        115,213
       896             Science Dynamics Corp.* ...........            260
     4,250             Scientific-Atlanta, Inc.* .........        108,163
     1,005             Somera Communications,
                         Inc.* ...........................          6,332
     5,238             Sonus Networks Inc.* ..............        114,922
     1,063             SpectraLink Corp.* ................         17,997
     7,306             Sycamore Networks, Inc.* ..........         51,142
     1,602             Tekelec* ..........................         32,617
       385             Telaxis Communications
                         Corp.* ..........................            185
    10,566             Tellabs, Inc.* ....................        174,022
     2,858             Tellium Inc.* .....................         37,583
       663             Telular Corp.* ....................          5,529
     1,631             Terayon Communication
                       Systems, Inc.* ....................         10,634
       363             Tollgrade Communications,
                         Inc.* ...........................          8,447
       328             U.S. Wireless Corp.* ..............            954
       376             ViaSat, Inc.* .....................          7,633
     1,651             Virata Corp.* .....................         20,093
                                                             ------------
                                                                5,256,845
                                                             ------------
                       Textiles (0.0%)
     2,149             Burlington Industries, Inc.* ......          3,438
     1,413             Unifi, Inc.* ......................         13,805
       786             Wellman, Inc.* ....................         10,367
                                                             ------------
                                                                   27,610
                                                             ------------


      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Tobacco (0.8%)
    56,795             Philip Morris Companies, Inc.......   $  2,584,173
     2,610             R. J. Reynolds Tobacco
                       Holdings, Inc. ....................        140,183
       706             Schweitzer-Mauduit
                       International, Inc.* ..............         17,283
       739             Universal Corp. ...................         29,109
     4,216             UST, Inc. .........................        130,485
       680             Vector Group Ltd.  ................         22,440
                                                             ------------
                                                                2,923,673
                                                             ------------
                       Tools/Hardware (0.1%)
     2,098             Black & Decker Corp. ..............         89,606
       602             Briggs & Stratton Corp. ...........         24,983
     2,180             Metromedia International
                       Group, Inc.* ......................          5,297
     1,574             Snap-On, Inc. .....................         42,498
     2,204             Stanley Works (The) ...............         96,072
       332             Toro Co. (The) ....................         15,654
                                                             ------------
                                                                  274,110
                                                             ------------
                       Trucking (0.1%)
       745             Arkansas Best Corp.* ..............         20,562
       696             Arnold Industries, Inc. ...........         13,029
     1,304             CNF Inc. ..........................         42,328
       525             Consolidated Freightways
                         Corp.* ..........................          3,539
       291             Covenant Transport, Inc.
                         (Class A)* ......................          4,062
       613             Forward Air Corp.* ................         16,949
       810             Heartland Express, Inc.* ..........         23,020
       959             Hunt (J.B.) Transport
                       Services, Inc.* ...................         23,457
       905             Knight Transportation, Inc.* ......         21,666
       259             Landstar Systems, Inc.* ...........         19,684
       450             Roadway Express, Inc. .............         13,073
     2,318             Swift Transportation Co.,
                         Inc.* ...........................         46,708
     1,041             Transport Corporation of
                       America, Inc.* ....................          6,714
       715             USFreightways Corp. ...............         24,696
     1,285             Werner Enterprises, Inc. ..........         28,848
       625             Yellow Corp.* .....................         13,600
                                                             ------------
                                                                  321,935
                                                             ------------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Trucks/Construction/Farm
                       Machinery (0.3%)
    1,867              AGCO Corp. ........................   $  19,249
      422              Astec Industries, Inc.* ...........       7,702
    8,863              Caterpillar, Inc. .................     488,351
      537              Columbus McKinnon Corp. ...........       5,182
    1,115              Cummins Inc. ......................      45,392
    6,062              Deere & Co. .......................     254,301
      619              Gardner Denver Inc.* ..............      14,305
    2,591              Greenbrier Companies, Inc.
                         (The) ...........................      22,671
    1,056              JLG Industries, Inc. ..............      11,933
      533              Lindsay Manufacturing Co. .........       9,727
      681              Manitowoc Co., Inc. ...............      18,925
      169              NACCO Industries, Inc.
                         (Class A) .......................      11,669
    1,588              Navistar International Corp.*......      50,991
      454              OshKosh Truck Corp. ...............      16,185
    2,013              PACCAR, Inc. ......................     118,445
      727              Stewart & Stevenson
                       Services, Inc. ....................      21,606
      656              Terex Corp.* ......................      14,327
      869              Titan International, Inc. .........       4,076
      996              Trinity Industries, Inc. ..........      22,928
    1,599              Wabash National Corp. .............      14,151
                                                             ---------
                                                             1,172,116
                                                             ---------
                       Water Utilities (0.0%)
      300              American States Water Co. .........      10,284
    2,560              American Water Works Co.,
                         Inc. ............................      79,590
      341              California Water Service
                         Group ...........................       8,167
      264              Connecticut Water Service,
                         Inc. ............................       9,504
    1,415              Philadelphia Suburban Corp. .......      36,139
      100              SJW Corp. .........................       8,575
                                                             ---------
                                                               152,259
                                                             ---------
                       Wholesale Distributors (0.1%)
      198              Actrade Financial
                         Technologies, Ltd.* .............       4,920
      616              Applied Industrial
                         Technologies, Inc. ..............      10,564


      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
    2,265              Aviation Sales Co.* ...............   $   2,854
      775              Daisytek International Corp.*......      11,865
      667              eMerge Interactive, Inc.
                         (Class A)* ......................         447
    1,409              Fisher Scientific International,
                         Inc.* ...........................      37,973
    4,441              Genuine Parts Co. .................     146,198
    2,452              Grainger (W.W.), Inc. .............     103,229
      695              Handleman Co.* ....................      10,425
      438              Hughes Supply, Inc. ...............      10,797
      422              Lawson Products, Inc. .............      11,483
    1,122              MSC Industrial Direct Co., Inc.
                         (Class A)* ......................      19,624
      632              School Specialty, Inc.* ...........      16,938
      447              SCP Pool Corp. ....................      17,567
      891              United Stationers, Inc.* ..........      29,394
    2,743              WESCO International, Inc.* ........      23,041
                                                             ---------
                                                               457,319
                                                             ---------
                       Wireless Communications (0.8%)
      334              AirGate PCS, Inc.* ................      19,108
    2,406              Alamosa Holdings, Inc.* ...........      40,228
    2,046              Arch Wireless Inc. * ..............          41
   65,324              AT&T Wireless Services Inc.*.......   1,220,906
    2,535              Centennial Communications
                         Corp. (Class A)* ................      32,955
      747              Dobson Communications
                         Corp. (Class A)* ................      11,728
      886              Leap Wireless International,
                         Inc.* ...........................      21,742
    1,224              Motient Corp.* ....................         771
   19,753              Nextel Communications, Inc.
                         (Class A)* ......................     328,887
    4,267              Nextel Partners, Inc.
                         (Class A)* ......................      63,408
    1,437              Price Communications
                         Corp.* ..........................      28,022
      217              Rural Cellular Corp.
                         (Class A)* ......................       9,238
    1,070              SBA Communications Corp.*..........      21,090
   24,193              Sprint Corp. (PCS Group) ..........     627,083
    4,702              TeleCorp PCS, Inc. (Class A)*......      70,953


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Portfolio of Investments [|] July 31, 2001 continued


 NUMBER OF
   SHARES                                                VALUE
--------------------------------------------------------------------------------
   1,511      Triton PCS Holdings, Inc.
                (Class A)* ......................   $    58,476
   2,259      United States Cellular Corp.*......       127,182
   1,901      Western Wireless Corp.
                (Class A)* ......................        73,969
                                                    -----------
                                                      2,755,787
                                                    -----------
              Total Common Stocks
              (Cost $364,112,301)..............     343,565,800
                                                    -----------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
               Short-Term Investment (2.0%)
              Repurchase Agreement
   $7,123     Joint repurchase agreement
                account 3.887% due
                08/01/01 (dated
                07/31/01; proceeds
                $7,123,769) (a)
                (Cost $7,123,000)........   $  7,123,000
                                            ------------



Total Investments
(Cost $371,235,301)(b).........   100.1%         350,688,800
Liabilities In Excess of Other
Assets ........................    (0.1)            (316,293)
                                  -----          -----------
Net Assets ....................   100.0%        $350,372,507
                                  =====         ============



---------------------------
 *    Non-income producing security.
** A portion of this security is segregated in connection with open futures contracts.
(a)   Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $49,407,336 and the aggregate gross unrealized depreciation is $69,953,837, resulting in net unrealized depreciation of $20,546,501.

FUTURES CONTRACTS OPEN AT JULY 31, 2001:



                DESCRIPTION,      UNDERLYING    UNREALIZED
 NUMBER OF    DELIVERY MONTH,    FACE AMOUNT   APPRECIATION/
 CONTRACTS        AND YEAR         AT VALUE    DEPRECIATION
----------- ------------------- ------------- --------------
            Russell 2000 Index
      4     September/2001      $ 973,100     $(66,231)
            S&P 500 Index

     20     September/2001      6,076,500       41,415
                                              --------
              Net unrealized depreciation     $(24,816)
                                              ========


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Financial Statements


Statement of Assets and Liabilities
July 31, 2001



Assets:
Investments in securities, at value
 (cost $371,235,301)..............................................    $ 350,688,800
Cash .............................................................           34,242
Receivable for:
  Shares of beneficial interest sold .............................          285,400
  Dividends ......................................................          220,999
  Variation margin ...............................................           25,100
  Investment sold ................................................            4,032
Prepaid expenses and other assets ................................           42,914
                                                                      -------------
  Total Assets ...................................................      351,301,487
                                                                      -------------
Liabilities:
Payable for:
  Shares of beneficial interest repurchased ......................          471,529
  Distribution fee ...............................................          291,751
  Investment management fee ......................................          123,661
Accrued expenses and other payables ..............................           42,039
                                                                      -------------
  Total Liabilities ..............................................          928,980
                                                                      -------------
  Net Assets .....................................................    $ 350,372,507
                                                                      =============
Composition of Net Assets:
Paid-in-capital ..................................................    $ 383,309,198
Net unrealized depreciation ......................................      (20,571,317)
Accumulated undistributed net investment income ..................           38,254
Accumulated net realized loss ....................................      (12,403,628)
                                                                      -------------
  Net Assets .....................................................    $ 350,372,507
                                                                      =============
Class A Shares:
Net Assets .......................................................    $  16,678,065
Shares Outstanding (unlimited authorized, $.01 par value).........        1,719,381
  Net Asset Value Per Share ......................................    $        9.70
                                                                      =============
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................    $       10.24
                                                                      =============
Class B Shares:
Net Assets .......................................................    $ 290,758,364
Shares Outstanding (unlimited authorized, $.01 par value).........       30,408,339
  Net Asset Value Per Share ......................................    $        9.56
                                                                      =============
Class C Shares:
Net Assets .......................................................    $  35,606,616
Shares Outstanding (unlimited authorized, $.01 par value).........        3,723,874
  Net Asset Value Per Share ......................................    $        9.56
                                                                      =============
Class D Shares:
Net Assets .......................................................    $   7,329,462
Shares Outstanding (unlimited authorized, $.01 par value).........          752,366
  Net Asset Value Per Share ......................................    $        9.74
                                                                      =============

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Financial Statements continued


Statement of Operations
For the year ended July 31, 2001



Net Investment Loss:
Income
Dividends ............................................     $   4,492,519
Interest .............................................           626,152
                                                           -------------
  Total Income .......................................         5,118,671
                                                           -------------
Expenses
Distribution fee (Class A shares) ....................            42,978
Distribution fee (Class B shares) ....................         3,297,561
Distribution fee (Class C shares) ....................           401,282
Investment management fee ............................         1,584,639
Transfer agent fees and expenses .....................           464,979
Shareholder reports and notices ......................            88,093
Registration fees ....................................            80,485
Custodian fees .......................................            64,508
Professional fees ....................................            51,485
Offering costs .......................................            25,150
Trustees' fees and expenses ..........................            11,739
Other ................................................            13,097
                                                           -------------
  Total Expenses .....................................         6,125,996
Less: amounts waived/reimbursed ......................          (403,376)
                                                           -------------
  Net Expenses .......................................         5,722,620
                                                           -------------
  Net Investment Loss ................................          (603,949)
                                                           -------------
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
  Investments ........................................        (9,410,128)
  Futures contracts ..................................        (3,121,121)
                                                           -------------
  Net Loss ...........................................       (12,531,249)
                                                           -------------
Net change in unrealized appreciation/depreciation on:
  Investments ........................................       (55,633,169)
  Futures contracts ..................................           496,045
                                                           -------------
  Net Depreciation ...................................       (55,137,124)
                                                           -------------
  Net Loss ...........................................       (67,668,373)
                                                           -------------
Net Decrease .........................................     $ (68,272,322)
                                                           =============

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Financial Statements continued


Statement of Changes in Net Assets



                                                                                                   FOR THE PERIOD
                                                                                FOR THE YEAR     SEPTEMBER 28, 1999*
                                                                                   ENDED               THROUGH
                                                                               JULY 31, 2001        JULY 31, 2000
                                                                              ---------------   --------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .......................................................    $    (603,949)       $   (414,623)
Net realized gain (loss) ..................................................      (12,531,249)            724,571
Net change in unrealized appreciation/depreciation ........................      (55,137,124)         34,565,807
                                                                               -------------        ------------
  Net Increase (Decrease) .................................................      (68,272,322)         34,875,755
                                                                               -------------        ------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ............................................................                -             (29,372)
Class B shares ............................................................                -            (509,664)
Class C shares ............................................................                -             (58,809)
Class D shares ............................................................                -                (263)
                                                                               -------------        ------------
  Total Distributions .....................................................                -            (598,108)
                                                                               -------------        ------------
Net increase (decrease) from transactions in shares of beneficial interest        (8,678,477)        392,945,659
                                                                               -------------        ------------
  Net Increase (Decrease) .................................................      (76,950,799)        427,223,306
Net Assets:
Beginning of period .......................................................      427,323,306             100,000
                                                                               -------------        ------------
  End of Period
  (Including accumulated undistributed net investment income of $38,254 and
    $0, respectively.).....................................................    $ 350,372,507        $427,323,306
                                                                               =============        ============



----------
* Commencement of operations.

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Notes to Financial Statements [|] July 31, 2001


1. Organization and Accounting Policies
Morgan Stanley Total Market Index Fund (the "Fund"), formerly Morgan Stanley Dean Witter Total Market Index Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Equity Index (the "Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in stocks included in the Index. The Fund was organized as a Massachusetts business trust on March 11, 1999 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., to effect the Fund's initial capitalization. The Fund commenced operations on September 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of

Morgan Stanley Total Market Index Fund
Notes to Financial Statements [|] July 31, 2001 continued


purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature,

Morgan Stanley Total Market Index Fund
Notes to Financial Statements [|] July 31, 2001 continued


such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. Offering Costs - The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $159,000, which will be reimbursed by the Fund for the full amount thereof. Such expenses were deferred and were fully amortized as of September 27, 2000.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

The Investment Manager has agreed to assume all operating expenses (except for Plan of Distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund. Included in Statements of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $15,928,000 at July 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will

Morgan Stanley Total Market Index Fund
Notes to Financial Statements [|] July 31, 2001 continued


not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $1,079,000 and $20,000, respectively and received $54,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2001 aggregated $28,795,759 and $30,828,408, respectively. Included in the aforementioned are purchases and sales of common stock of Morgan Stanley & Co., Inc. an affiliate of the Investment Manager and Distributor of $74,855 and $113,823, respectively, including realized losses of $33,310.

For the year ended July 31, 2001, the Fund incurred brokerage commissions of $65 with Morgan Stanley & Co., Inc. an affiliate of the Investment Manager and Distributors, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $3,500.


5. Federal Income Tax Status
At July 31, 2001, the Fund had a net capital loss carryover of approximately $1,020,000 which will be available through July 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $11,407,000 during fiscal 2001.

As of July 31, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses, and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $664,104, net realized loss was credited $21,901 and net investment loss was credited $642,203.

Morgan Stanley Total Market Index Fund
Notes to Financial Statements [|] July 31, 2001 continued


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:



                                                                                  FOR THE PERIOD
                                                  FOR THE YEAR                 SEPTEMBER 28, 1999*
                                                     ENDED                           THROUGH
                                                 JULY 31, 2001                    JULY 31, 2000
                                        -------------------------------- -------------------------------
                                             SHARES          AMOUNT           SHARES          AMOUNT
                                        --------------- ----------------  -------------- ----------------
CLASS A
Sold ..................................       801,122    $   8,681,248       2,368,002    $  24,946,767
Reinvestment of distributions .........             -                -           2,489           28,154
Redeemed ..............................    (1,093,142)     (11,593,743)       (361,590)      (4,072,114)
                                           ----------    -------------       ---------    -------------
Net increase (decrease) - Class A .....      (292,020)      (2,912,495)      2,008,901       20,902,807
                                           ----------    -------------       ---------    -------------
CLASS B
Sold ..................................     6,138,193       64,500,651      35,671,094      375,048,235
Reinvestment of distributions .........             -                -          42,470          479,435
Redeemed ..............................    (7,284,441)     (73,669,516)     (4,161,477)     (47,539,647)
                                           ----------    -------------      ----------    -------------
Net increase (decrease) - Class B .....    (1,146,248)      (9,168,865)     31,552,087      327,988,023
                                           ----------    -------------      ----------    -------------
CLASS C
Sold ..................................       741,962        7,858,880       4,550,160       48,134,021
Reinvestment of distributions .........             -                -           4,961           55,999
Redeemed ..............................      (899,580)      (9,224,226)       (676,129)      (7,681,286)
                                           ----------    -------------      ----------    -------------
Net increase (decrease) - Class C .....      (157,618)      (1,365,346)      3,878,992       40,508,734
                                           ----------    -------------      ----------    -------------
CLASS D
Sold ..................................       529,669        5,714,591         315,545        3,545,971
Reinvestment of distributions .........             -                -              11              124
Redeemed ..............................       (95,359)        (946,362)              -                -
                                           ----------    -------------      ----------    -------------
Net increase - Class D ................       434,310        4,768,229         315,556        3,546,095
                                           ----------    -------------      ----------    -------------
Net increase (decrease) in Fund .......    (1,161,576)   $  (8,678,477)     37,755,536    $ 392,945,659
                                           ==========    =============      ==========    =============



------------
* Commencement of operations.

7. Purposes of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts").

Futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2001, the Fund had open futures contracts.

Morgan Stanley Total Market Index Fund
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                FOR THE PERIOD
                                                             FOR THE YEAR     SEPTEMBER 28, 1999*
                                                                ENDED               THROUGH
                                                            JULY 31, 2001        JULY 31, 2000
                                                           ---------------   --------------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................    $ 11.38              $    10.00
                                                            -------              ----------
Income (loss) from investment operations:
 Net investment income .................................       0.06                    0.06
 Net realized and unrealized gain (loss) ...............      (1.74)                   1.34
                                                            -------              ----------
Total income (loss) from investment operations .........      (1.68)                   1.40
                                                            -------              ----------
Less distributions from net realized gains .............          -                   (0.02)
                                                            -------              ----------
Net asset value, end of period .........................    $  9.70              $    11.38
                                                            =======              ==========
Total Return+ ..........................................     (14.76)%                 13.99%(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................       0.71 %                  0.75%(2)
Net investment income ..................................       0.58 %                  0.58%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $16,678               $  22,895
Portfolio turnover rate ................................          7 %                     2%(1)



-----------
  * Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.81% and 0.48%, respectively, for the year ended July 31, 2001, and 0.90% and 0.43%, respectively, for the period ended
    July 31, 2000.

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Financial Highlights continued





                                                                                FOR THE PERIOD
                                                             FOR THE YEAR     SEPTEMBER 28, 1999*
                                                                ENDED               THROUGH
                                                            JULY 31, 2001        JULY 31, 2000
                                                           ---------------   --------------------
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................    $  11.31          $  10.00
                                                            --------          --------
Income (loss) from investment operations:
 Net investment loss ...................................       (0.02)            (0.02)
 Net realized and unrealized gain (loss) ...............       (1.73)             1.35
                                                            --------          --------
Total income (loss) from investment operations .........       (1.75)             1.33
                                                            --------          --------
Less distributions from net realized gains .............           -             (0.02)
                                                            --------          --------
Net asset value, end of period .........................    $   9.56          $  11.31
                                                            ========          ========
Total Return+ ..........................................      (15.47)%           13.29 %(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................        1.50 %            1.50 %(2)
Net investment loss ....................................       (0.21)%           (0.17)%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $290,758          $356,899
Portfolio turnover rate ................................           7 %               2 %(1)



-----------
  * Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
    (loss) ratios would have been 1.60% and (0.31)%, respectively, for the year ended July 31, 2001, and 1.65% and (0.32)%, respectively, for the period ended July 31, 2000.

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Financial Highlights continued






                                                                                FOR THE PERIOD
                                                             FOR THE YEAR     SEPTEMBER 28, 1999*
                                                                ENDED               THROUGH
                                                            JULY 31, 2001        JULY 31, 2000
                                                           ---------------   --------------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................    $ 11.31           $ 10.00
                                                            -------           -------
Income (loss) from investment operations:
 Net investment loss ...................................      (0.02)            (0.02)
 Net realized and unrealized gain (loss) ...............      (1.73)             1.35
                                                            -------           -------
Total income (loss) from investment operations .........      (1.75)             1.33
                                                            -------           -------
Less distributions from net realized gains .............          -             (0.02)
                                                            -------           -------
Net asset value, end of period .........................    $  9.56           $ 11.31
                                                            =======           =======
Total Return+ ..........................................     (15.47)%           13.29 %(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................       1.50 %            1.50 %(2)
Net investment loss ....................................      (0.21)%           (0.17)%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $35,607           $43,901
Portfolio turnover rate ................................          7 %               2 %(1)



-----------
  * Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
    (loss) ratios would have been 1.60% and (0.31)%, respectively, for the year ended July 31, 2001, and 1.65% and (0.32)%, respectively, for the period ended July 31, 2000.

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Financial Highlights continued






                                                                                FOR THE PERIOD
                                                             FOR THE YEAR     SEPTEMBER 28, 1999*
                                                                ENDED               THROUGH
                                                            JULY 31, 2001        JULY 31, 2000
                                                           ---------------   --------------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................   $11.41             $10.00
                                                           ------             ------
Income (loss) from investment operations:
 Net investment income .................................     0.08               0.08
 Net realized and unrealized gain (loss) ...............    (1.75)              1.35
                                                           ------             ------
Total income (loss) from investment operations .........    (1.67)              1.43
                                                           ------             ------
Less distributions from net realized gains .............        -              (0.02)
                                                           ------             ------
Net asset value, end of period .........................   $ 9.74             $11.41
                                                           ======             ======
Total Return+ ..........................................   (14.64)%            14.30 %(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................     0.50 %             0.50 %(2)
Net investment income ..................................     0.79 %             0.83 %(2)
Supplemental Data:
Net assets, end of period, in thousands ................   $7,329             $3,628
Portfolio turnover rate ................................        7 %                2 %(1)



-----------
  * Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.60% and 0.69%, respectively, for the year ended July 31, 2001, and 0.65% and 0.68%, respectively, for the period ended
    July 31, 2000.

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
Independent Auditors' Report


To the Shareholders and Board of Trustees of Morgan Stanley Total Market Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Total Market Index Fund (the "Fund"), formerly Morgan Stanley Dean Witter Total Market Index Fund, including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period September 28, 1999 to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Total Market Index Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period September 28, 1999 to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 10, 2001

[GRAPHIC OMITTED] Morgan Stanley


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


 TICKER SYMBOLS:

 Class A:   TMIAX
--------------------
 Class B:   TMIBX
--------------------
 Class C:   TMICX
--------------------
 Class D:   TMIDX
--------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9259)





Morgan Stanley
Total Market Index Fund

A mutual fund that seeks to
provide investment results
that, before expenses,
correspond to the total
return of the U.S. stock
market as measured by the
Wilshire 5000 Total Market
Index


[GRAPHIC OMITTED]


                                                 Prospectus    October 15, 2001

                     MORGAN STANLEY TOTAL MARKET INDEX FUND

                            PART C OTHER INFORMATION

Item 23.          Exhibits:

1. (a)            Declaration of Trust of the Registrant, dated March 11, 1999, is incorporated by reference to the Initial Registration Statement on Form N-1A, filed on March 12, 1999.

1. (b)            Amendment to the Declaration of Trust of the Registrant, dated June 18,2001, filed herein.

2.                Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

3.                None

4.                Form of Investment Management Agreement between the Registrant and Morgan Stanley Investment
                  Advisors Inc., is incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

5. (a)            Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., is
                  incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration
                  Statement on Form N-1A, filed on July 21, 1999.

5. (b)            Form of Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley
                  DW Inc., is incorporated by reference to Exhibit 5(b) of Pre-Effective Amendment No. 1 to the
                  Registration Statement on Form N-1A, filed on July 21, 1999.

6.                None

7. (a)            Form of Custodian Agreement between the Registrant and the Bank of New York, is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form
                  N-1A, filed on July 21, 1999.

7. (b)            Amendment to the Custody Agreement, dated June 15,2001, filed herein.

7. (c)            Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June
                  15, 2001, filed herein.

8. (a)            Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to the Registration Statement
                  on Form N-1A, filed on September 29, 2000.

8.  (b)           Form of Amended and Restated Services Agreement between Morgan Stanley Dean Witter Advisors
                  Inc. and Morgan Stanley Dean Witter Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to the Registration Statement on
                  Form N-1A, filed on July 21, 1999.

9.  (a)           Opinion of Barry Fink, Esq., is incorporated by reference to Exhibit 9(a) of Pre-Effective
                  Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

9.  (b)           Opinion of Lane Altman & Owens LLP, is incorporated by reference to Exhibit 9(b) of
                  Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21,
                  1999.

10.               Consent of Independent Auditors, filed herein.

11.               None

12.               Not applicable.

13.               Form of Plan of Distribution pursuant to Rule 12b-1 between Registrant and Morgan Stanley
                  Distributors Inc., is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

14.               Form of Multiple Class Plan pursuant to Rule 18f-3 amended as of March 12, 2001, filed herein.

15.               Not applicable.

16 (a).           Codes of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc. as
                  well as other Morgan Stanley affiliated entities, filed herein.

16 (b).           Code of Ethics of the Morgan Stanley Funds, filed herein.

Other             Powers of Attorney, is incorporated by reference to Exhibit (Other) of Pre-Effective Amendment
                  No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999 and Post-Effective
                  Amendment No.1to the Registration Statement on Form N-1A, filed on September 29, 2000.


ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311


MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
1221 Avenue of the Americas,
New York, New York 10020

MORGAN STANLEY INVESTMENT ADVISORS
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas, New York, New York 10020.


MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY DEAN WITTER TRUST FSB ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ----------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive
and Director                                Officer and Director of Morgan Stanley Distributors and Morgan
                                            Stanley Trust; President, Chief Executive Officer and Director of
                                            Morgan Stanley Services; President of the Morgan Stanley Funds;
                                            Executive Vice President and Director of Morgan Stanley DW;
                                            Director of Morgan Stanley Investment Management Inc.; Member of
                                            the Executive Committee of Morgan Stanley Investments LP;
                                            Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary, General Counsel                  General Counsel and Director of Morgan Stanley Services;
and Director                                Vice President and Secretary of Morgan Stanley Distributors; Vice
                                            President, Secretary and General Counsel of the Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP; Director of
                                            Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.


Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of Morgan
                                            Stanley Investments LP; Chairman of Morgan Stanley Institutional
                                            Fund Trust; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                            Investment Management Ltd.; Vice President and Investment Manager of
                                            Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of Morgan
                                            Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Competitive Edge Fund, "Best Ideas Portfolio"
(17)     Morgan Stanley Convertible Securities Trust
(18)     Morgan Stanley Developing Growth Securities Trust
(19)     Morgan Stanley Diversified Income Trust
(20)     Morgan Stanley Dividend Growth Securities Inc.
(21)     Morgan Stanley Equity Fund
(22)     Morgan Stanley European Growth Fund Inc.
(23)     Morgan Stanley Federal Securities Trust
(24)     Morgan Stanley Financial Services Trust
(25)     Morgan Stanley Fund of Funds
(26)     Morgan Stanley Global Dividend Growth Securities
(27)     Morgan Stanley Global Utilities Fund
(28)     Morgan Stanley Growth Fund
(29)     Morgan Stanley Hawaii Municipal Trust
(30)     Morgan Stanley Health Sciences Trust
(31)     Morgan Stanley High Yield Securities Inc.
(32)     Morgan Stanley Income Builder Fund
(33)     Morgan Stanley Information Fund
(34)     Morgan Stanley Intermediate Income Securities
(35)     Morgan Stanley International Fund
(36)     Morgan Stanley International SmallCap Fund
(37)     Morgan Stanley International Value Equity Fund
(38)     Morgan Stanley Japan Fund
(39)     Morgan Stanley KLD Social Index Fund
(40)     Morgan Stanley Latin American Growth Fund
(41)     Morgan Stanley Limited Term Municipal Trust
(42)     Morgan Stanley Liquid Asset Fund Inc.
(43)     Morgan Stanley Market Leader Trust
(44)     Morgan Stanley Mid-Cap Equity Trust
(45)     Morgan Stanley Mid-Cap Value Fund
(46)     Morgan Stanley Multi-State Municipal Series Trust

(47)     Morgan Stanley Nasdaq-100 Index Fund
(48)     Morgan Stanley Natural Resource Development Securities Inc.
(49)     Morgan Stanley New Discoveries Fund
(50)     Morgan Stanley New York Municipal Money Market Trust
(51)     Morgan Stanley New York Tax-Free Income Fund
(52)     Morgan Stanley Next Generation Trust
(53)     Morgan Stanley North American Government Income Trust
(54)     Morgan Stanley Pacific Growth Fund Inc.
(55)     Morgan Stanley Prime Income Trust
(56)     Morgan Stanley Real Estate Fund
(57)     Morgan Stanley S&P 500 Index Fund
(58)     Morgan Stanley S&P 500 Select Fund
(59)     Morgan Stanley Short-Term Bond Fund
(60)     Morgan Stanley Short-Term U.S. Treasury Trust
(61)     Morgan Stanley Small Cap Growth Fund
(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund
(69)     Morgan Stanley Total Return Trust
(70)     Morgan Stanley U.S. Government Money Market Trust
(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series


(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.


NAME                      POSITIONS AND OFFICE WITH MORGAN STANLEY  DISTRIBUTORS
----                      ------------------------------------------------------
James F. Higgins          Director

Philip J. Purcell         Director

John Schaeffer            Director

Charles Vadala            Senior Vice President and Financial Principal.

ITEM 28.        LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.        MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30.        UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 12th day of October, 2001.


                                         MORGAN STANLEY TOTAL MARKET INDEX FUND

                                         By: /s/ Barry Fink
                                            ------------------------------------
                                                 Barry Fink
                                                 Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.2 has been signed below by the following persons in the capacities and on the dates indicated.




         Signatures                                  Title                                         Date
         ----------                                  -----                                         ----
(1) Principal Executive Officer             Chairman, Chief Executive Officer
                                            and Trustee

By:/s/  Charles A. Fiumefreddo                                                                     10/12/01
   ---------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By: /s/  Thomas F. Caloia                                                                          10/12/01
    --------------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By: /s/   Barry Fink                                                                              10/12/01
    ---------------------------------
          Barry Fink
          Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        John L. Schroeder

By: /s/   David M. Butowsky                                                                       10/12/01
    --------------------------------
          David M. Butowsky
          Attorney-in-Fact


                     MORGAN STANLEY TOTAL MARKET INDEX FUND

                                  EXHIBIT INDEX

1.(b)             Amendment to the Declaration of Trust of the Registrant

7.(b)             Amendment to the Custody Agreement

7.(c) Foreign Custody Manager Agreement between the Bank of New York and the Registrant

10.               Consent of Independent Auditors

14.               Form of Multiple Class Plan pursuant to Rule 18f-3

16 (a). Codes of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities

16 (b).           Code of Ethics of the Morgan Stanley Funds